                                                                EXHIBIT 16(C)(1)

Introductory Note: The analyses contained in this exhibit being filed in accordance with the requirements of the Securities Exchange Act of 1934. However, in considering such analyses, the reader should be aware that such analyses were, at the time they were delivered, preliminary an incomplete and cannot be relied upon. See the Proxy Statement filed as Exhibit A to the
Schedule 13E-3 with which this exhibit is being filed.

Portions of this exhibit marked by "*" have been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

Comparable Company Analysis - Implied Value - BCT International

($ in thousands, except per share)

                                                     Earnings                    Common     Revenue      LTM       LTM      Total
                                        ------------------------------------               ---------
                                           LTM      Est CFY (1)   Est NFY (1)    Equity       LTM        EBIT     EBITDA    Assets
                                        ---------   -----------   -----------   --------   ---------   -------   --------  --------

    BCT International                   $     235   $       519   $       371   $ 14,331   $  18,982   $   388   $    630  $ 15,838
------------------------------------------------------------------------------------------------------------------------------------

    Comparable Companies Multiples

                        High                 12.2x         11.5x         10.4x       0.8x        0.7x     10.2x       8.1x      0.7x
                        Mean                  9.4          11.5          10.4        0.6         0.4       6.6        4.6       0.5
                        Median                9.4          11.5          10.4        0.6         0.4       9.1        5.2       0.5
                        Low                   9.4          11.5          10.4        0.3         0.0       0.5        0.4       0.0


    Implied Range of Enterprise Value

                        High                   na            na            na         na   $  13,648   $ 3,954   $  5,114  $ 11,516
                        Mean                   na            na            na         na       6,985     2,559      2,874     7,237
                        Median                 na            na            na         na       6,926     3,546      3,287     8,336
                        Low                    na            na            na         na         440       177        222       759


    Implied Range of Market Value (2)

                        High            $   2,874   $     5,946   $     3,859   $ 11,598   $  17,941   $ 8,247   $  9,407  $ 15,809
                        Mean                2,198         5,946         3,859      8,049      11,278     6,852      7,167    11,530
                        Median              2,198         5,946         3,859      8,079      11,219     7,839      7,580    12,629
                        Low                 2,198         5,946         3,859      4,420       4,733     4,470      4,515     5,052


    Implied Range of Market Value Per Share (3)

                        High            $    0.49   $      1.02   $      0.66   $   1.98   $    3.07   $  1.41   $   1.61  $   2.71
                        Mean                 0.38          1.02          0.66       1.38        1.93      1.17       1.23      1.97
                        Median               0.38          1.02          0.66       1.38        1.92      1.34       1.30      2.16
                        Low                  0.38          1.02          0.66       0.76        0.81      0.77       0.77      0.86

------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
(1) Estimates have been derived from Company Projections and Management.
(2) Assumes Net Debt of ($4,293) as of May 31, 2000, including $2,500 in cash proceeds from factoring of notes.
(3) Assumes 5,843 shares outstanding.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Valuation Multiples - BCT International

($ in thousands, except per share data)


                                    % Below/Above                                 Market Value as a Multiple of
                                                                        -----------------------------------------------
                       Stock Price    52-week      Market   Enterprise             EPS                Common  Net Tang.
                                                                        ----------------------------
      Company           3-Oct-01      High-Low     Value     Value (1)  LTM    Est CFY(2) Est NFY(2)  Equity  Common Eq
---------------------- -----------  -------------  -------  ----------  ----   ---------- ----------  ------  ---------
Consolidated Graphics,
Inc                    $18.100      18.1% - 90.5%  $237,110 $  484,849  12.2x       11.5x      10.4x    0.8x       2.6x

Geographics, Inc.        0.070      84.1% - 0.0%     2,674      13,056    na          na         na     0.5        1.2

IPI Inc                  3.940      28.4% - 91.0%   19,148     (11,343)   na          na         na     0.6        0.7

Impreso, Inc             1.600      60.9% - 966.7%   8,448      32,163   8.9          na         na     0.6        0.6

iPrint Technologies      0.200      94.3% - 25.0%    6,040      (4,589)   na          na         na     0.3        0.3

Paris Corporation        2.500      32.4% - 42.9%    8,175       1,002   6.9          na         na     0.5        0.5

                                                   --------------------------------------------------------------------
                                                    High                12.2x       11.5x      10.4x    0.8x       2.6x
                                                    Mean                 9.4        11.5       10.4     0.6        1.0
                                                    Median               9.4        11.5       10.4     0.6        0.6
                                                    Low                  9.4        11.5       10.4     0.3        0.3
                                                   --------------------------------------------------------------------

BCT International      $ 0.630      67.5% - 10.5%  $ 3,673  $    1,880    na          na         na     0.3x       0.3x


                                   Enterprise Value as a Multiple of          5 Year
                       ----------------------------------------------------
                                  Revenue             LTM     LTM           EPS Growth
                       -----------------------------
      Company           LTM   Est CFY(2)  Est NFY(2)  EBIT   EBITDA  Assets  Proj.(2)
---------------------- -----  ----------  ----------  ----   ------  ------ ----------
Consolidated Graphics,
Inc                     0.7x          na          na   9.1x    5.2x    0.7x      15.0%

Geographics, Inc.       0.4           na          na    na      na     0.5        0.0%

IPI Inc                  na           na          na    na      na      na        0.0%

Impreso, Inc            0.4           na          na  10.2     8.1     0.5        0.0%

iPrint Technologies      na           na          na    na      na      na        0.0%

Paris Corporation       0.0           na          na   0.5     0.4     0.0        0.0%

                       ----------------------------------------------------------------
                        0.7x           -           -  10.2x    8.1x    0.7x      15.0%
                        0.4            -           -   6.6     4.6     0.5        2.5%
                        0.4            -           -   9.1     5.2     0.5        0.0%
                        0.0            -           -   0.5     0.4     0.0        0.0%
                       ----------------------------------------------------------------

BCT International       0.1x          na          na   4.8x    3.0x    0.1x       0.0


________________________________________________________________________________
(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.
(2) Sources of estimates: I/B/E/S and othervarious securities analysts' estimates and reports.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Margin and Other Analyses - BCT International

($ in thousands)

                                                                                                    LTM (1)
                                          ---------------------------------------------------------------------------------------
                                                                   as Percentage of Revenue                     Return on
                                                     ----------------------------------------------------  --------------------
                                                      Gross           Operating                      Net    Average    Average
         Company                 Ticker    Revenue   Margin  S G & A    Margin   EBITDA    EBIT    Income    Assets   Common Eq
----------------------------    --------  ---------  ------  -------  ---------  ------   ------   ------  ---------  ---------
Consolidated Graphics, Inc       CGX      $ 674,345   27.2%    18.4%      7.8%     13.8%     7.9%     2.8%     2.9%       6.6%

Geographics, Inc.                GGIT        35,922   12.3%    25.8%    -13.4%     -7.7%   -13.5%   -16.7%   -22.6%    -110.9%

IPI Inc                          IDH          8,518   79.2%    75.7%     -9.6%     -3.7%    -9.6%    -7.0%    -1.8%      -2.4%

Impreso, Inc                     ZCOM        87,820   11.8%     8.4%      3.4%      4.5%     3.6%     1.1%     1.9%       6.7%

iPrint Technologies              IPRT        15,137   33.4%   157.4%   -169.1%   -128.5%  -155.1%  -155.1%   -79.2%     -97.0%

Paris Corporation                PBFI        43,232   12.7%     9.8%      2.9%      6.6%     5.1%     2.7%     5.8%       7.8%



                                -----------------------------------------------------------------------------------------------
                                 High     $ 674,345   79.2%   157.4%      7.8%     13.8%     7.9%     2.8%     5.8%       7.8%
                                 Mean       144,162   29.4%    49.3%    -29.7%    -19.2%   -26.9%   -28.7%   -15.5%     -31.5%
                                 Median      39,577   20.0%    22.1%     -3.4%      0.4%    -3.0%    -3.0%     0.0%       2.1%
                                 Low          8,518   11.8%     8.4%   -169.1%   -128.5%  -155.1%  -155.1%   -79.2%    -110.9%
                                -----------------------------------------------------------------------------------------------


BCT International                BCTI     $  18,982   40.2%    36.9%      2.0%      3.3%     2.0%     1.2%     1.5%       1.6%

                                                                              as of Latest Available Filing
                                ------------------------------------  ----------------------------------------------
                                  Accts                      Days                Total Debt    Total Debt  Latest FY

                                Receivable   Inventory      Sales     Current     to Total         to       Revenue
         Company                 Turnover     Turnover   Outstanding   Ratio   Capitalization    EBITDA      Growth
----------------------------    ----------  -----------  -----------  -------  --------------  ----------  ---------
Consolidated Graphics, Inc          5.8x       15.43x        63.3        2.1        46.4%         2.7x         9.4%

Geographics, Inc.                   5.6         4.53x        65.0        0.7        67.4%          na         34.3%

IPI Inc                             6.3         8.10x        58.0        4.3         0.2%          na         -9.6%

Impreso, Inc                        8.9         2.68x        41.0        1.3        62.7%         6.0x        20.5%

iPrint Technologies                 9.8           na         37.4        3.5         0.1%          na        424.2%

Paris Corporation                   8.0         9.80x        45.7        3.5         8.2%         0.5x        21.4%



                                -----------------------------------------------------------------------------------
                                    9.8x        15.4x        65.0        4.3        67.4%         6.0x       424.2%
                                    7.4          8.1         51.7        2.6        30.8%         3.1         83.4%
                                    7.1          8.1         51.9        2.8        27.3%         2.7         20.9%
                                    5.6          2.7         37.4        0.7         0.1%         0.5         -9.6%
                                -----------------------------------------------------------------------------------


BCT International                   6.1x        4.63x        60.0        8.5         2.1%         0.5x        -1.1%

________________________________________________________________________________
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Income Statement Overview - BCT International

($ in thousands, except per share data)

                                     Revenue                EBITDA (1)                EBIT (1)             Net Income (1)
                                --------------------   ---------------------   ---------------------   ---------------------
                                             Latest                  Latest                  Latest                  Latest
         Company                   LTM        10-K        LTM         10-K        LTM         10-K        LTM         10-K
-----------------------------   ---------   --------   ---------    --------   ---------    --------   ---------    --------
Consolidated Graphics, Inc      $ 674,345  $ 683,396   $  92,918   $  97,063   $  53,052   $  58,280   $  19,155   $  22,111

Geographics, Inc.                  35,922     36,602      (2,783)     (2,064)     (4,862)     (3,863)     (6,002)     (5,007)

IPI Inc                             8,518      9,294        (317)        330        (818)       (204)       (595)       (192)

Impreso, Inc                       87,820     74,118       3,962       3,481       3,156       2,792         934         931

iPrint Technologies                15,137     17,069     (19,448)    (32,017)    (23,476)    (35,975)    (23,476)    (35,975)

Paris Corporation                  43,232     43,011       2,847       1,991       2,191       1,263       1,166         663





                     ---------------------------------------------------------------------------------------------------------
                      High      $ 674,345  $ 683,396   $  92,918   $  97,063   $  53,052   $  58,280   $  19,155   $  22,111
                      Mean        144,162    143,915      12,863      11,464       4,874       3,716      (1,470)     (2,912)
                      Median       39,577     39,807       1,265       1,161         687         530         170         235
                      Low           8,518      9,294     (19,448)    (32,017)    (23,476)    (35,975)    (23,476)    (35,975)
                     ---------------------------------------------------------------------------------------------------------


BCT International               $  18,982  $  19,429   $     630   $   1,369    $    388   $   1,137   $     235   $     664

                                       EPS (1)            Latest       Latest
                                 ---------------------
                                               Latest    Available    Available
         Company                    LTM         10-K        10-K        10-K
-----------------------------    ---------    --------   ----------   ---------
Consolidated Graphics, Inc       $    1.48   $    1.68    30-Jun-01   31-Mar-01

Geographics, Inc.                    (0.17)      (0.14)   30-Jun-01   31-Mar-01

IPI Inc                              (0.13)      (0.04)   31-May-01   30-Nov-00

Impreso, Inc                          0.18        0.18    31-May-01   31-Aug-00

iPrint Technologies                  (0.71)      (1.39)   30-Jun-01   31-Dec-00

Paris Corporation                     0.36        0.21    30-Jun-01   30-Sep-00





                                -----------------------
                                 $    1.48   $    1.68
                                      0.17        0.08
                                      0.03        0.07
                                     (0.71)      (1.39)
                                -----------------------


BCT International                       na   $    0.13    31-May-01   28-Feb-01

________________________________________________________________________________
(1) May exclude special items, such as extraordinary and non-recurring expenses. See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Balance Sheet Overview - BCT International

($ in thousands)

                                                                                     As of Latest Available   Filing
                                 ---------------------------------------------------------------------------------------------
                                 Cash, Equivalents    Accounts              Total Current             Intangibles,    Total
          Company                    & Mrkt Sec     Receivables  Inventory      Assets      PPE, net       net        Assets
-----------------------------    -----------------  -----------  ---------  -------------  ---------  ------------  ---------
Consolidated Graphics, Inc            $  6,116       $ 117,710   $  32,049    $ 165,489    $ 292,760    $ 201,714   $ 666,800

Geographics, Inc.                          177           5,453       7,268       13,463        9,141        2,907      25,753

IPI Inc                                 30,559           1,338         196       35,390          727        3,274      40,083

Impreso, Inc                               198          10,800      36,667       48,138       10,562            -      58,940

iPrint Technologies                     10,645           1,227           -       19,827        3,202            -      25,192

Paris Corporation                        8,537           5,401       3,842       18,750        1,598            -      20,921





                        ------------------------------------------------------------------------------------------------------
                         High         $ 30,559       $ 117,710   $  36,667    $ 165,489    $ 292,760    $ 201,714   $ 666,800
                         Mean            9,372          23,655      13,337       50,176       52,998       34,649     139,615
                         Median          7,327           5,427       5,555       27,609        6,172        1,454      32,918
                         Low               177           1,227           -       13,463          727            -      20,921
                        ------------------------------------------------------------------------------------------------------


BCT International                     $  2,093       $   2,671   $   2,559    $   7,904    $     429    $     226   $  15,838

                                                                                      Latest
                                ---------------------------------------------------
                                 Total Current   Total        Total    Net Tangible  Available
          Company                 Liabilities     Debt      Common Eq    Common Eq     Filing
-----------------------------    -------------  ---------   ---------  ------------  ---------
Consolidated Graphics, Inc          $ 80,298    $ 247,739   $ 292,983    $ 91,269    30-Jun-01

Geographics, Inc.                     18,013       10,382       5,113       2,206    30-Jun-01

IPI Inc                                8,203      (30,491)     31,812      28,538    31-May-01

Impreso, Inc                          37,382       23,715      14,212      14,212    31-May-01

iPrint Technologies                    5,600      (10,629)     19,582      19,582    30-Jun-01

Paris Corporation                      5,358       (7,173)     15,338      15,338    30-Jun-01





                                --------------------------------------------------
                                    $ 80,298    $ 247,739   $ 292,983    $ 91,269
                                      25,809       38,924      63,173      28,524
                                      13,108        1,605      17,460      17,460
                                       5,358      (30,491)      5,113       2,206
                                --------------------------------------------------


BCT International                   $    934    $  (1,793)  $  14,331    $ 14,105    31-May-01

________________________________________________________________________________
Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

--------------------------------------------------------------------------------
                      Consolidated Graphics, Inc Overview
--------------------------------------------------------------------------------
            Name  Consolidated Graphic               Address   5858 Westheimer
          Symbol  CGX                        City, State Zip   Houston, TX 77057
Latest Fiscal YE  31-Mar-01                        Telephone   713-787-0977
 Latest Rprt Per  30-Jun-01                              Fax   713-787-5013

Officers Joe Davis                Attorneys
         Charles White            Auditors Arthur Andersen
         Wayne Rose               Transfer Agent American Stock Transfer & Trust

Consolidated Graphics has bought more than 60 medium-sized printing firms since 1985. CGX, which is one of the nation's largest commercial printers, generates most of its sales by printing items such as brochures, catalogs, and direct mail fliers. The company also provides electronic services (online digital asset management, online purchasing) and fulfillment services.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                      Three Months Ended     Fiscal Years Ended
                             LTM     --------------------   --------------------
                            Jun-01     Jun-01     Jun-00      Mar-01    Mar-00
                          ---------  ---------  ---------   ---------  ---------
Revenue                   $ 674,345  $ 164,435  $ 173,486   $ 683,396  $ 624,895
COGS                        490,703    120,603    124,058     494,158    437,345
                          ---------  ---------  ---------   ---------  ---------
            Gross Profit    183,642     43,832     49,428     189,238    187,550
                          ---------  ---------  ---------   ---------  ---------
Selling, General &
  Administrative            124,297     30,755     31,123     124,665    109,944
Research & Development            -          -          -           -          -
Other Operating               6,440          -          -       6,440          -
                          ---------  ---------  ---------   ---------  ---------
        Operating Income     52,905     13,077     18,305      58,133     77,606
Interest Expense, net        20,704      4,610      4,911      21,005     13,584
Other, net                      147          -          -         147        108
                          ---------  ---------  ---------   ---------  ---------
          Pre-tax Income     32,348      8,467     13,394      37,275     64,130
Taxes                        13,193      3,387      5,358      15,164     25,651
                          ---------  ---------  ---------   ---------  ---------
        After-tax Income     19,155      5,080      8,036      22,111     38,479
Minority Interest                 -          -          -           -          -
Equity in Affiliates              -          -          -           -          -
                          ---------  ---------  ---------   ---------  ---------
   Normalized Net Income     19,155      5,080      8,036      22,111     38,479
Preferred Dividends               -          -          -         -            -
                          ---------  ---------  ---------   ---------  ---------
   Normalized Net Income
               to Common  $  19,155  $   5,080  $   8,036   $  22,111  $  38,479
                          =========  =========  =========   =========  =========

                    EBIT  $  53,052  $  13,077  $  18,305   $  58,280  $  77,714
          Depreciation &
            Amortization  $  39,866  $  10,260  $   9,177   $  38,783  $  32,881
                  EBITDA  $  92,918  $  23,337  $  27,482   $  97,063  $ 110,595
                   CAPEX  $  24,415  $   3,071  $   5,090   $  26,434  $  25,172
          EBITDA - CAPEX  $  68,503  $  20,266  $  22,392   $  70,629  $  85,423
GAAP Operating Cash Flow  $  60,210  $  12,180  $  20,088   $  68,118  $  68,319
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                $      -  $      -  $     -  $      -  $      -
   Accounting Changes           $      -  $      -  $     -  $      -  $      -
   Discontinued Operations      $      -  $      -  $     -  $      -  $      -
   Extraordinary Items          $      -  $      -  $     -  $      -  $      -
   Total                        $      -  $      -  $     -  $      -  $      -
Total After-tax Special Items   $      -  $      -  $     -  $      -  $      -
Tax Provision on Special Items  $      -  $      -  $     -  $      -  $      -
Reported Taxes                  $ 13,193  $  3,387  $  5,358 $ 15,164  $ 25,651
Reported Net Income             $ 19,155  $  5,080  $  8,036 $ 22,111  $ 38,479
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Basic Reported Weighted Avg
 Shares Out (000's)                         13,025    13,601    13,142   15,155
Basic Normalized EPS            $  1.48   $   0.39  $   0.59  $   1.68 $   2.54
Basic Reported EPS              $  1.48   $   0.39  $   0.59  $   1.68 $   2.54
Diluted Reported Weighted Avg
 Shares Out (000's)                         13,258    13,610    13,186   15,336
Diluted Normalized EPS          $  1.47   $   0.38  $   0.59  $   1.68 $   2.51
Diluted Reported EPS            $  1.47   $   0.38  $   0.59  $   1.68 $   2.51
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                 27.2%      26.7%     28.5%     27.7%    30.0%
S,G & A                           18.4%      18.7%     17.9%     18.2%    17.6%
Operating Income                   7.8%       8.0%     10.6%      8.5%    12.4%
Pre-Tax                            4.8%       5.1%      7.7%      5.5%    10.3%
EBIT                               7.9%       8.0%     10.6%      8.5%    12.4%
EBITDA                            13.8%      14.2%     15.8%     14.2%    17.7%
Normalized Net Income              2.8%       3.1%      4.6%      3.2%     6.2%
Reported Net Income                2.8%       3.1%      4.6%      3.2%     6.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                                  As of
                                                As of       --------------------
                                              30-Jun-01       Mar-01     Mar-00
                                             ----------     ---------  ---------
Cash & Equivalents                           $    6,116     $   8,667  $   8,197
Marketable Securities                                 -             -          -
                                             ----------     ---------  ---------
Total Cash & Mkt Securities                       6,116         8,667      8,197
Accounts Receivable                             117,710       116,095    115,646
Inventory                                        32,049        31,536     32,670
Other Current Assets                              9,614         8,628      8,518
                                             ----------     ---------  ---------
                 Total Current Assets           165,489       164,926    165,031
PPE, net                                        292,760       299,871    310,344
Intangibles, net                                201,714       203,030    198,588
Investments                                           -             -          -
Other Assets                                      6,837         6,840      6,885
                                             ----------     ---------  ---------
                         Total Assets        $  666,800     $ 674,667  $ 680,848
                                             ==========     =========  =========

Accounts Payable                             $   27,619     $  33,865  $  55,780
Accrued Expenses                                 33,417        32,609     35,260
Short Term Debt                                  16,189        18,711      5,083
Short Term Capital Leases                             -             -          -
Other Current Liabilities                         3,073           253      3,607
                                             ----------     ---------  ---------
            Total Current Liabilities            80,298        85,438     99,730
Other LT Liabilities                             55,853        54,966     47,180
Long Term Debt                                  237,666       246,729    261,407
Long Term Capital Leases                              -             -          -
Minority Interests                                    -             -          -
Pref Stock (Liq Value)                                -             -          -
                                             ----------     ---------  ---------
       Total Liabilities & Pref Stock           373,817       387,133    408,317
                                             ----------     ---------  ---------
Common Equity                                   292,983       287,534    272,531
                                             ----------     ---------  ---------
           Total Liabilities & Equity        $  666,800     $ 674,667  $ 680,848
                                             ==========     =========  =========

Common Shares Outstanding (000's)                13,046        13,019     13,708
                 Cash Value per share        $     0.47     $    0.67  $    0.60
                 Book Value per share        $    22.46     $   22.09  $   19.88
        Tangible Book Value per share        $     7.00     $    6.49  $    5.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                        5.77 x          5.90 x       5.40 x
Inventory Turnover                 15.43 x         15.39 x      13.39 x
Asset Turnover                      1.01 x          1.01 x       0.92 x
Days Sales Outstanding                63.3          61.9           67.5
Days Inventory Outstanding            23.6          23.7           27.3
Days Payable Outstanding              18.1          26.2           37.2
Return on Avg Assets                  2.9%           3.3%            na
Return on Avg Common Equity           6.6%           7.9%            na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                               2.06         1.93           1.65
Quick Ratio                                 1.66         1.56           1.33
Total Debt                             $ 253,855    $ 265,440      $ 266,490
Net Debt                               $ 247,739    $ 256,773      $ 258,293
Total Capitalization                   $ 546,838    $ 552,974      $ 539,021
Total Debt/Total Capitalization             46.4%        48.0%          49.4%
Net Debt/Total Capitalization               45.3%        46.4%          47.9%
Total Debt/EBITDA                         2.73 x         2.73 x         2.41 x
EBITDA/Interest Expense                   4.49 x         4.62 x         8.14 x
EBITDA-CAPEX/Interest                     3.31 x         3.36 x         6.29 x
Expense
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                          3-Oct-01
Exchange                                                                NYSE
Stock Price                                                      $     18.10
52 Week High                                                     $     22.10
52 Week Low                                                      $      9.50
Avg. Daily Volume (000's)                                                 61
Beta                                                                    0.72
Shares Outstanding (000's)                                            13,100
Total Outstanding Warrants & Options (000's)                               -
Float (000's)                                                          8,800

Market Cap                                                       $ 237,110.0
Enterprise Value (EV)                                            $ 484,849.0

Institutional
   % Owned                                                            40.00%
   Number of Institutions                                                157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                            Multiple of
                                       ---------------------
                                        Market       CapEV
                                       --------    ---------
Latest Twelve Months
   Revenue                              0.35x         0.72x
   EBIT                                 4.47x         9.14x
   EBITDA                               2.55x         5.22x
   Normalized Net                       12.38x       25.31x
   Income
   Basic Normalized EPS                 12.23x
Projected
   Mar-02                                   na           na
   Mean
   Revenue
   Mar-02 Mean Revenue                      na           na
   Mar-02 Mean EPS                      11.46x           na
   Mar-03 Mean EPS                      10.40x           na
Most Recent Filing
   Assets                                0.36x        0.73x
   Common Equity                         0.81x        1.65x
   Tangible Common                       2.60x        5.31x
   Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending             # Ests       Revenue             EPS
--------------------------------------------------------------------------------
March-02                   2          $   -            $  1.58
March-03                   2          $   -            $  1.74
LT Growth                  1           0.00%             15.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                         Three Months Ended          Fiscal Years Ended
                               Jun-01                      Mar-01
                         ------------------          ------------------
Revenue                        -5.2%                        9.4%
EBIT                          -28.6%                      -25.0%
EBITDA                        -15.1%                      -12.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes




--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

--------------------------------------------------------------------------------
                           Geographics, Inc. Overview
--------------------------------------------------------------------------------
            Name    Geographics, Inc.                Address    1555 Odell Road
          Symbol    GGIT                     City, State Zip    Blaine, WA 98231
Latest Fiscal YE    31-Mar-01                      Telephone    360-332-6711
 Latest Rprt Per    30-Jun-01                            Fax    360-332-6352


Officers    James Dorman                    Attorneys
            William Graham                  Auditors KPMG
            John Rossmiller                 Transfer Agent Montreal Trust Centre
            William Paquin

Geographics is primarily engaged in the development, manufacture, marketing and distribution of specialty paper products, generally made using pre-printed designs, including stationery, business cards, brochures, memo pads, and poster boards. Geographics is also engaged in the development, marketing and distribution of plastic ready-to-assemble filing and storage cabinets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)
                                       Three Months Ended  Fiscal Years Ended
                                LTM    ------------------ --------------------
                               Jun-01    Jun-01    Jun-00     Mar-01     Mar-00
                             ---------  -------   -------  ----------  --------
Revenue                      $  35,922  $ 8,524   $ 9,204   $  36,602  $ 27,255
COGS                            31,486    7,039     6,499      30,946    18,999
                             ---------  -------   -------   ---------  --------
            Gross Profit         4,436    1,485     2,705       5,656     8,256
Selling, General &
 Administrative                  9,267    1,915     2,135       9,487     7,576
Research & Development               -        -         -           -         -
Other Operating                      -        -         -           -         -
                             ---------  -------   -------   ---------  --------
        Operating Income        (4,831)    (430)      570      (3,831)      680
Interest Expense, net            1,140      218       222       1,144       927
Other, net                         (31)     (13)      (14)        (32)      483
                             ---------  -------   -------   ---------  --------
          Pre-tax Income        (6,002)    (661)      334      (5,007)      236
Taxes                                -        -         -           -         -
                             ---------  -------   -------   ---------  --------
        After-tax Income        (6,002)    (661)      334      (5,007)      236
Minority Interest                    -        -         -           -         -
Equity in Affiliates                 -        -         -           -         -
                             ---------  -------   -------   ---------  --------
 Normalized Net Income          (6,002)    (661)      334      (5,007)      236
Preferred Dividends                  -        -         -           -         -
                             ---------  -------   -------   ---------  --------
          Normalized Net
        Income to Common     $  (6,002) $  (661)  $   334   $  (5,007) $    236
                             =========  =======   =======   =========  ========

                    EBIT     $  (4,862) $  (443)  $   556   $  (3,863) $  1,163
         Depreciation &
            Amortization     $   2,079  $   687   $   407   $   1,799  $  1,330
                  EBITDA     $  (2,783) $   244   $   963   $  (2,064) $  2,493
                   CAPEX     $   1,534  $   507   $    77   $   1,104  $    444
          EBITDA - CAPEX     $  (4,317) $  (263)  $   886   $  (3,168) $  2,049
GAAP Operating Cash Flow     $    (242) $   386   $   274   $    (354) $ (2,621)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items              $      -  $     -   $     -   $       -  $      -
   Accounting Changes         $      -  $     -   $     -   $       -  $      -
   Discontinued Operations    $      -  $     -   $     -   $       -  $      -
   Extraordinary Items        $      -  $     -   $     -   $       -  $      -
   Total                      $      -  $     -   $     -   $       -  $      -
Total After-tax Special Items $      -  $     -   $     -   $       -  $      -
Tax Provision on Special      $      -  $     -   $     -   $       -  $      -
Items
Reported Taxes                $      -  $     -   $     -   $       -  $      -
Reported Net Income           $ (6,002) $   (661) $   334   $  (5,007) $    236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Basic Reported Weighted Avg
 Shares Out (000's)                       35,284   35,832      35,284    19,442
Basic Normalized EPS          $  (0.17) $  (0.02) $  0.01   $   (0.14) $   0.01
Basic Reported EPS            $  (0.17) $  (0.02) $  0.01   $   (0.14) $   0.01
Diluted Reported Weighted Avg
 Shares Out (000's)                       35,284   36,711      35,284    20,599
Diluted Normalized EPS        $  (0.17) $  (0.02) $  0.01   $   (0.14) $   0.01
Diluted Reported EPS          $  (0.17) $  (0.02) $  0.01   $   (0.14) $   0.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------

Core Gross Profit                 12.3%     17.4%    29.4%       15.5%     30.3%
S,G & A                           25.8%     22.5%    23.2%       25.9%     27.8%
Operating Income                 -13.4%     -5.0%     6.2%      -10.5%      2.5%
Pre-Tax                          -16.7%     -7.8%     3.6%      -13.7%      0.9%
EBIT                             -13.5%     -5.2%     6.0%      -10.6%      4.3%
EBITDA                            -7.7%      2.9%    10.5%       -5.6%      9.1%
Normalized Net Income            -16.7%     -7.8%     3.6%      -13.7%      0.9%
Reported Net Income              -16.7%     -7.8%     3.6%      -13.7%      0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                        As of
                                    As of       ------------------------
                                  30-Jun-01        Mar-01        Mar-00
                                -----------     -----------   ------------
Cash & Equivalents              $      177       $      421   $        361
Marketable Securities                    -                -              -
                                ----------       ----------   ------------
Total Cash & Mkt Securities            177              421            361
Accounts Receivable                  5,453            7,344          6,079
Inventory                            7,268            6,634          5,301
Other Current Assets                   565              604            562
                                ----------       ----------   ------------
       Total Current Assets         13,463           15,003         12,303
PPE, net                             9,141            9,007          9,305
Intangibles, net                     2,907            3,127            317
Investments                              -                -              -
Other Assets                           242              198            442
                                ----------       ----------   ------------
               Total Assets     $   25,753       $   27,335   $     22,367
                                ==========       ==========   ============

Accounts Payable                $    5,919       $    5,401   $      3,699
Accrued Expenses                     2,881            4,237          2,084
Short Term Debt                      7,932            8,407          5,765
Short Term Capital Leases                -                -              -
Other Current Liabilities            1,281            1,950          1,628
                                ----------       ----------   ------------
  Total Current Liabilities         18,013           19,995         13,176
Other LT Liabilities                     -                -              -
Long Term Debt                       2,627            1,629          3,539
Long Term Capital Leases                 -                -              -
Minority Interests                       -                -              -
Pref Stock (Liq Value)                   -                -              -
                                ----------       ----------   ------------
Total Liabilities & Pref Stock      20,640           21,624         16,715
                                ----------       ----------   ------------
Common Equity                        5,113            5,711          5,652
                                ----------       ----------   ------------
    Total Liabilities & Equity  $   25,753       $   27,335   $     22,367
                                ==========       ==========   ============

Common Shares Outstanding (000's)   38,192           38,193         26,966
          Cash Value per share  $     0.00       $     0.01   $       0.01
          Book Value per share  $     0.13       $     0.15   $       0.21
 Tangible Book Value per share  $     0.06       $     0.07   $       0.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                        5.61 x           5.45 x         4.48 x
Inventory Turnover                  4.53 x           5.19 x         3.58 x
Asset Turnover                      1.35 x           1.47 x         1.22 x
Days Sales Outstanding                65.0             66.9           81.4
Days Inventory Outstanding            80.6             70.4          101.8
Days Payable Outstanding             50.74              1.1           50.8
Return on Avg Assets                -22.6%           -20.1%             na
Return on Avg Common Equity        -110.9%           -88.1%             na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                         0.75             0.75           0.93
Quick Ratio                           0.34             0.42           0.53
Total Debt                      $   10,559       $   10,036   $      9,304
Net Debt                        $   10,382       $    9,615   $      8,943
Total Capitalization            $   15,672       $   15,747   $     14,956
Total Debt/Total Capitalization      67.4%            63.7%          62.2%
Net Debt/Total Capitalization        66.2%            61.1%          59.8%
Total Debt/EBITDA                       na               na         3.73 x
EBITDA/Interest Expense                 na               na         2.69 x
EBITDA-CAPEX/Interest Expense           na               na         2.21 x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                       25-Sep-01
Exchange                                                            OTC BB
Stock Price                                                     $     0.07
52 Week High                                                    $     0.44
52 Week Low                                                     $     0.07
Avg. Daily Volume (000's)                                                7
Beta                                                                 (0.28)
Shares Outstanding (000's)                                          38,200
Total Outstanding Warrants & Options (000's)                             -
Float (000's)                                                       26,000

Market Cap                                                      $  2,674.0
Enterprise Value (EV)                                           $ 13,056.0

Institutional
   % Owned                                                           0.00%
   Number of Institutions                                               -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                              Multiple of
                                                      --------------------------
                                                        Market Cap        EV
                                                      --------------------------
Latest Twelve Months
   Revenue                                                 0.07x          0.36x
   EBIT                                                       na             na
   EBITDA                                                     na             na
   Normalized Net Income                                      na             na
   Basic Normalized EPS                                       na
Projected
   Dec-01 Mean Revenue                                        na             na
   Dec-01 Mean Revenue                                        na             na
   Dec-01 Mean EPS                                            na             na
   Dec-02 Mean EPS                                            na             na
Most Recent Filing
   Assets                                                  0.10x          0.51x
   Common Equity                                           0.52x          2.55x
   Tangible Common Equity                                  1.21x          5.92x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending            # Ests                Revenue                EPS
--------------------------------------------------------------------------------
December-01                 -               $        -           $         -
December-02                 -               $        -           $         -
LT Growth                   -                    0.00%                  0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                          Three Months Ended           Fiscal Years Ended
                                Jun-01                        Mar-01
                          ------------------           ------------------
Revenue                         -7.4%                         34.3%
EBIT                          -179.7%                       -432.2%
EBITDA                         -74.7%                       -182.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes





--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

--------------------------------------------------------------------------------
                                IPI Inc Overview
--------------------------------------------------------------------------------
            Name   IPI Inc                      Address   8091 Wallace Roa
          Symbol   IDH                  City, State Zip   Eden Prairie, MN 55344
Latest Fiscal YE   30-Nov-00                  Telephone   952-975-6200
 Latest Rprt Per   31-May-01                        Fax   952-975-6262

Officers   Robert Sutter        Attorneys
           David Engel          Auditors        Arthur Andersen
           David Oswald         Transfer Agent  Norwest Bank Minnesota
           Margo Barnhart

IPI has about 220 franchised Insty-Prints locations which provide graphic design, typesetting, binding, and other commercial printing services to companies for products such as stationery, business cards, forms, brochures, and overhead transparencies. Subsidiary Change of Mind Learning Systems franchises Dreamcatcher Learning Centers,which provide supplemental education in reading, writing, math, G.E.D.& college prep studies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                       Six Months Ended      Fiscal Years Ended
                             LTM       ----------------      ------------------
                            May-01      May-01    May-00      Nov-00   Nov-99
                            ------      ------    ------      ------   ------
Revenue                    $ 8,518     $ 3,919   $ 4,695     $ 9,294  $  10,278
COGS                         1,773       3,279     3,972       2,466      3,026
                           -------     -------   -------     -------  ---------
            Gross Profit     6,745         640       723       6,828      7,252


Selling, General &           6,447         787       260       5,920      4,853
Administrative
Research & Development           -           -         -           -          -
Other Operating              1,116          23        19       1,112        240
                           -------     -------   -------     -------  ---------
        Operating Income      (818)       (170)      444        (204)     2,159
Interest Expense, net          174          57         -         117          -
Other, net                       -           -         -           -          -
                           -------     -------   -------     -------  ---------
          Pre-tax Income      (992)       (227)      444        (321)     2,159
Taxes                         (397)        (91)      178        (129)       864
                           -------     -------   -------     -------  ---------
        After-tax Income      (595)       (136)      266        (192)     1,295

Minority Interest                -           -         -           -          -
Equity in Affiliates             -           -         -           -          -
                           -------     -------   -------     -------  ---------
  Normalized Net Income       (595)       (136)      266        (192)     1,295

Preferred Dividends              -           -         -           -          -
                           -------     -------   -------     -------  ---------
Normalized Net             $  (595)    $  (136)  $   266     $  (192) $   1,295
Income to Common           =======     =======   =======     =======  =========
                    EBIT   $  (818)    $  (170)  $   444     $  (204) $  2,1591
          Depreciation &
           Amortization    $   501     $   228   $   261     $   534  $     440
                  EBITDA   $  (317)    $    58   $   705     $   330  $   2,599
                   CAPEX   $   210     $    97   $    96     $   209  $     371
          EBITDA - CAPEX   $  (527)    $   (39)  $   609     $   121  $   2,228
GAAP Operating Cash Flow   $(1,713)    $(1,292)  $ 1,152     $   731  $   2,214
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
  Unusual Items            $ 7,471     $ 7,325   $   758     $   904  $     811
  Accounting Changes       $     -     $     -   $     -     $     -  $       -
  Discontinued Operations  $     -     $     -   $     -     $     -  $       -
  Extraordinary Items      $     -     $     -   $     -     $     -  $       -
  Total                    $ 7,471     $ 7,325   $   758     $   904  $     811
Total After-tax Special
 Items                     $ 4,483     $ 4,395   $   455     $   542  $     487
Tax Provision on Special   $ 2,988     $ 2,930   $   303     $   362  $     324
Items
Reported Taxes             $ 2,591     $ 2,839   $   481     $   233  $   1,188
Reported Net Income        $ 3,888     $ 4,259   $   721     $   350  $   1,782
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Basic Reported Weighted
 Avg Shares Out (000's)                  4,859     4,835       4,847      4,734
Basic Normalized EPS       $ (0.13)    $ (0.03)  $  0.06     $ (0.04) $    0.27
Basic Reported EPS         $  0.80     $  0.88   $  0.15     $  0.07  $    0.38
Diluted Reported Weighted
 Avg Shares Out (000's)                  4,859     4,835       4,847      4,734

Diluted Normalized EPS     $ (0.13)    $ (0.03)  $  0.06     $ (0.04) $    0.27
Diluted Reported EPS       $  0.80     $  0.88   $  0.15     $  0.07  $    0.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit             79.2%       16.3%     15.4%       73.5%      70.6%
S,G & A                       75.7%       20.1%      5.5%       63.7%      47.2%
Operating Income              -9.6%       -4.3%      9.5%       -2.2%      21.0%
Pre-Tax                      -11.6%       -5.8%      9.5%       -3.5%      21.0%
EBIT                          -9.6%       -4.3%      9.5%       -2.2%      21.0%
EBITDA                        -3.7%        1.5%     15.0%        3.6%      25.3%
Normalized Net Income         -7.0%       -3.5%      5.7%       -2.1%      12.6%
Reported Net Income           45.6%      108.7%     15.4%        3.8%      17.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                                        As of
                                       As of     -------------------
                                     31-May-01    Nov-00     Nov-99
                                     ---------    ------     ------
Cash & Equivalents                     $   980   $    64     $ 2,022
Marketable Securities                   29,579    15,638       6,504
Total Cash & Mkt Securities             30,559    16,281       8,526
Accounts Receivable                      1,338     1,370       1,371
Inventory                                  196       242         271
Other Current Assets                     3,297     2,103       4,591
                                       -------   -------     -------
      Total Current Assets              35,390    19,996      14,759

PPE, net                                   727       776       1,246
Intangibles, net                         3,274     3,393       3,151
Investments                                  -         -           -
Other Assets                               692       753         860
              Total Assets             $40,083   $24,918     $20,016

Accounts Payable                       $   564   $    67     $   485
Accrued Expenses                           927     1,023         878
Short Term Debt                              -     4,438           -
Short Term Capital Leases                    -         -           -
Other Current Liabilities                6,712       200         390
                                       -------   ------      -------
 Total Current Liabilities               8,203     6,337       1,753

Other LT                                     -         -           -
Liabilities
Long Term Debt                               -         -           -
Long Term Capital Leases                    68       105         319
Minority Interests                           -         -           -
Pref Stock (Liq Value)                       -         -           -
                                       -------   -------     -------
  Total Liabilities & Pref
   Stock                                 8,271     6,442       2,072
                                       -------   -------     -------
Common Equity                           31,812    18,476      17,944
Total Liabilities & Equity             $40,083   $24,918     $20,016
                                       =======   =======     =======
Common Shares Outstanding (000's)        4,859     4,859       4,734
      Cash Value per share             $  6.29   $  3.35     $  1.80
     Book Value  per share             $  6.55   $  3.80     $  3.79
   Tangible Book Value per
    share                              $  5.87   $  3.10     $  3.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                             6.29 x     6.78x       7.50x
Inventory Turnover                       8.10 x     9.61x      11.17x
Asset Turnover                           0.26 x     0.41x       0.51x
Days Sales Outstanding                    58.0      53.8        48.7
Days Inventory Outstanding                45.1      38.0        32.7
Days Payable Outstanding                  24.2      22.3        21.8
Return on Avg Assets                      -1.8%     -0.9%         na
Return on Avg Common Equity               -2.4%     -1.1%         na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                             4.31      3.16        8.42
Quick Ratio                               4.29      3.12        8.26
Total Debt                            $     68  $  4,543     $   319
Net Debt                              $(30,491) $(11,738)    $(8,207)
Total Capitalization                  $ 31,880  $ 23,019     $18,263
Total Debt/Total Capitalization            0.2%     19.7%        1.7%
Net Debt/Total Capitalization            -95.6%    -51.0%      -44.9%
Total Debt/EBITDA                           na     13.77x       0.12x

EBITDA/Interest Expense                     na      2.82x         na
EBITDA-CAPEX/Interest Expense               na      1.03x         na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

As of Date                                                 25-Sep-01
Exchange                                                        AMEX
Stock Price                                            $        3.94
52 Week High                                           $        5.50
52 Week Low                                            $        2.06
Avg. Daily Volume (000's)                                         26
Beta                                                            0.15
Shares Outstanding (000's)                                     4,860
Total Outstanding Warrants & Options (000's)                       -
Float (000's)                                                  1,500
Market Cap                                             $    19,148.4
Enterprise Value (EV)                                  $   (11,342.6)
Institutional
   % Owned                                                      8.00%
   Number of Institutions                                          5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                         Multiple  of
                                                     --------------------
                                                     Market Cap       EV
                                                     --------------------
Latest Twelve Months
   Revenue                                             2.25x          na
   EBIT                                                  na           na
   EBITDA                                                na           na
   Normalized Net                                        na           na
   Income
   Basic Normalized EPS                                  na
Projected
   Dec-01 Mean Revenue                                   na           na
   Dec-01 Mean Revenue                                   na           na
   Dec-01 Mean EPS                                       na           na
   Dec-02 Mean EPS                                       na           na
Most Recent Filing
   Assets                                              0.48x          na
   Common Equity                                       0.60x          na
   Tangible Common Equity                              0.67x          na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                            # Ests    Revenue       EPS
December-01                               -      $   -       $   -
December-02                               -      $   -       $   -
LT Growth                                 -         0.00%     0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                     Six Months Ended   Fiscal Years Ended
                                          May-01             Nov-00
                                     ----------------   ------------------
Revenue                                  -16.5%              -9.6%
EBIT                                    -138.3%            -109.4%
EBITDA                                   -91.8%             -87.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
 Unusual Items comprise investment income.




--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

--------------------------------------------------------------------------------
                              Impreso, Inc Overview
--------------------------------------------------------------------------------

            Name  Impreso, Inc            Address    652 Southwestern
          Symbol  ZCOM            City, State Zip    Coppell, TX 75019
Latest Fiscal YE  31-Aug-00             Telephone    972-462-0100
 Latest Rprt Per  31-May-01                   Fax    972-462-7764

Officers Marshall Sorokwasz       Attorneys

         Richard Bloom            Auditors Arthur Andersen
         Donald Jett              Transfer Agent American Stock Transfer & Trust
         Susan Atkins

Under the IBM brand, IMPRESO brand and private label, Impreso makes continuous-feed stock business forms, thermal and plain fax paper, paper for copy machines and printers, and special surface papers. They have three manufacturing plants and distributes in North America through over 45 warehouses.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)
                                           Nine Months Ended  Fiscal Years Ended
                                  LTM     -----------------  ------------------
                                 May-01    May-01    May-00    Aug-00    Aug-99
                                -------   -------   -------   -------  --------
Revenue                         $87,820   $65,660   $51,958   $74,118  $ 61,506
COGS                             77,481    57,863    45,007    64,625    53,845
                                -------   -------   -------   -------  --------
                 Gross Profit    10,339     7,797     6,951     9,493     7,661
Selling, General &
 Administrative                   7,397     5,582     5,023     6,838     5,606
Research & Development               -         -         -         -         -
Other Operating                      -         -         -         -         -
                                -------   -------   -------   -------  --------
             Operating Income     2,942     2,215     1,928     2,655     2,055
Interest Expense, net             1,547     1,140       897     1,304       833
Other, net                          214       159        82       137        42
                                -------   -------   -------   -------  --------
               Pre-tax Income     1,609     1,234     1,113     1,488     1,264
Taxes                               675       488       370       557       490
                                -------   -------   -------   -------  --------
             After-tax Income       934       746       743       931       774
Minority Interest                    -         -         -         -         -
Equity in Affiliates                 -         -         -         -         -
                                -------   -------   -------   -------  --------
        Normalized Net Income       934       746       743       931       774
Preferred Dividends                  -         -         -         -         -
                                -------   -------   -------   -------  --------
        Normalized Net Income
                    to Common   $   934   $   746   $   743   $   931  $    774
                                =======   =======   =======   =======  ========
                         EBIT   $ 3,156   $ 2,374   $ 2,010   $ 2,792  $  2,097
  Depreciation & Amortization   $   806   $   619   $   502   $   689  $    545
                       EBITDA   $ 3,962   $ 2,993   $ 2,512   $ 3,481  $  2,642
                        CAPEX   $ 1,482   $   220   $ 1,035   $ 2,297  $    658
               EBITDA - CAPEX   $ 2,480   $ 2,773   $ 1,477   $ 1,184  $  1,984
     GAAP Operating Cash Flow   $ 3,675   $ 5,098   $(3,676)  $(5,099) $    (91)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items

   Unusual Items                $   -     $   -     $  -      $    -   $    -
   Accounting Changes           $   -     $   -     $  -      $    -   $    -
   Discontinued Operations      $   -     $   -     $  -      $    -   $    -
   Extraordinary Items          $   -     $   -     $  -      $    -   $    -
   Total                        $   -     $   -     $  -      $    -   $    -
Total After-tax Special Items   $   -     $   -     $  -      $    -   $    -
Tax Provision on Special Items  $   -     $   -     $  -      $    -   $    -
Reported Taxes                  $   675   $   488   $   370   $   557  $    490
Reported Net Income             $   934   $   746   $   743   $   931  $    774
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Basic Reported Weighted Avg
 Shares Out (000's)                         5,283     5,293     5,293     5,293
Basic Normalized EPS            $  0.18   $  0.14   $  0.14   $  0.18  $   0.15
Basic Reported EPS              $  0.18   $  0.14   $  0.14   $  0.18  $   0.15
Diluted Reported Weighted Avg
 Shares Out (000's)                         5,283     5,293     5,293     5,293
Diluted Normalized EPS          $  0.18   $  0.14   $  0.14   $  0.18  $   0.15
Diluted Reported EPS            $  0.18   $  0.14   $  0.14   $  0.18  $   0.15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                 11.8%     11.9%     13.4%     12.8%     12.5%
S,G & A                            8.4%      8.5%      9.7%      9.2%      9.1%
Operating Income                   3.4%      3.4%      3.7%      3.6%      3.3%
Pre-Tax                            1.8%      1.9%      2.1%      2.0%      2.1%
EBIT                               3.6%      3.6%      3.9%      3.8%      3.4%
EBITDA                             4.5%      4.6%      4.8%      4.7%      4.3%
Normalized Net Income              1.1%      1.1%      1.4%      1.3%      1.3%
Reported Net Income                1.1%      1.1%      1.4%      1.3%      1.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
                                                                    As of
($ in thousands,except per share)               As of       --------------------
                                              31-May-01      Aug-00       Aug-99
                                              ---------     -------      -------
Cash & Equivalents                             $   187      $   150      $    23
Marketable Securities                               11           11           11
                                               -------      -------      -------
Total Cash & Mkt Securities                        198          161           34
Accounts Receivable                             10,800        8,914        6,296
Inventory                                       36,667       21,233       18,801
Other Current Assets                               473          280          724
                                               -------      -------      -------
                    Total Current Assets        48,138       30,588       25,855
PPE, net                                        10,562        8,769        7,210
Intangibles, net                                    -            -            -
Investments                                         -            -            -
Other Assets                                       240           27           19
                                               -------      -------      -------
                            Total Assets       $58,940      $39,384      $33,084
                                               =======      =======      =======

Accounts Payable                               $16,176      $ 6,624      $ 9,054
Accrued Expenses                                 3,157        1,985        1,679
Short Term Debt                                 17,425       12,469        6,358
Short Term Capital Leases                           -            -            -
Other Current Liabilities                          624          255           63
                                               -------      -------      -------
              Total  Current Liabilities        37,382       21,333       17,154
Other LT Liabilities                               858          764          728
Long Term Debt                                   6,488        3,782        2,629
Long Term Capital Leases                            -            -            -
Minority Interests                                  -            -            -
Pref Stock (Liq Value)                              -            -            -
                                               -------      -------      -------
          Total Liabilities & Pref Stock        44,728       25,879       20,511
                                               -------      -------      -------
Common Equity                                   14,212       13,505       12,573
                                               -------      -------      -------
              Total Liabilities & Equity       $58,940      $39,384      $33,084
                                               =======      =======      =======

Common Shares Outstanding (000's)                5,293        5,293        5,293
                    Cash Value per share       $  0.04      $  0.03      $  0.01
                    Book Value per share       $  2.69      $  2.55      $  2.38
           Tangible Book Value per share       $  2.69      $  2.55      $  2.38

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------

A/R Turnover                                    8.91 x       9.75 x       9.77 x
Inventory Turnover                              2.68 x       3.23 x       2.86 x
Asset Turnover                                  1.79 x       2.05 x       1.86 x
Days Sales Outstandi ng                           41.0         37.5         37.4
Days Inventory Outstanding                       136.4        113.1        127.4
Days Payable Outstanding                          49.0         40.0         55.6
Return on Avg Assets                              1.9%         2.6%           na
Return on Avg Common Equity                       6.7%         7.1%           na

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------

Current Ratio                                     1.29         1.43         1.51
Quick Ratio                                       0.31         0.44         0.41
Total Debt                                     $23,913      $16,251      $ 8,987
Net Debt                                       $23,715      $16,090      $ 8,953
Total Capitalization                           $38,125      $29,756      $21,560
Total Debt/Total Capitalization                  62.7%        54.6%        41.7%
Net Debt/Total Capitalization                    62.2%        54.1%        41.5%
Total Debt/EBITDA                               6.04 x       4.67 x       3.40 x
EBITDA/Interest Expense                         2.56 x       2.67 x       3.17 x
EBITDA-CAPEX/Interest Expense                   1.60 x       0.91 x       2.38 x
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

As of Date                                             25-Sep-01
Exchange                                                NasdaqSC
Stock Price                                            $    1.60
52 Week High                                           $    4.09
52 Week Low                                            $    0.15
Avg. Daily Volume (000's)                                      3
Beta                                                        1.19
Shares Outstanding (000's)                                 5,280
Total Outstanding Warrants & Options (000's)                  -
Float (000's)                                              1,500

Market Cap                                             $ 8,448.0
Enterprise Value (EV)                                  $32,163.0

Institutional
   % Owned                                                 1.00%
   Number of Institutions                                     10
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------

                                                Multiple of
                                          ----------------------
                                          Market Cap        EV
                                          ----------      ------
Latest Twelve Months
   Revenue                                   0.10x         0.37x
   EBIT                                      2.68x        10.19x
   EBITDA                                    2.13x         8.12x
   Normalized Net Income                     9.04x        34.44x
   Basic Normalized EPS                      8.89x

Projected
   Dec-01 Mean Revenue                          na            na
   Dec-01 Mean Revenue                          na            na
   Dec-01 Mean EPS                              na            na
   Dec-02 Mean EPS                              na            na

Most Recent Filing
   Assets                                    0.14x         0.55x
   Common Equity                             0.59x         2.26x
   Tangible Common Equity                    0.59x         2.26x


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                  # Ests        Revenue          EPS
------------                 ------      ----------        -----
December-01                    -          $   -            $  -
December-02                    -          $   -            $  -
LT Growth                      -            0.00%           0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------

                      Nine Months Ended       Fiscal Years Ended
                            May-01                   Aug-00
                      -----------------       ------------------
Revenue                      26.4%                   20.5%
EBIT                         18.1%                   33.1%
EBITDA                       19.1%                   31.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes



--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                          iPrint Technologies Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name iPrint Technologies       Address 255 Constitution       Officers Royal Farros       Attorneys
          Symbol IPRT                City, State Zip Menlo Park, CA 94025          Robyn Cerutti        Auditors Arthur Andersen
Latest Fiscal YE 31-Dec-00                 Telephone 650-298-8500                  Gregory Korjeff   Transfer Agent American Stock
Latest Rprt Per  30-Jun-01                    Fax 650-364-7742                     Nickoletta Swank  Transfer & Trust

iPrint Technologes allows customers to design, proof, and order some 3,500 customized print products -- including cards, stationery, label, mugs, and T-shirts -- through its retail Website. The company, which outsources the printing work, also offers specialized printing and photocopying services; operates co-branded printing Web sites with 3M, OfficeMax, and other firms; and develops sites for third parties.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         Income and Cashflow Statement Data
----------------------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                    LTM             Six Months Ended            Fiscal Years Ended
                                                               -------------------------    --------------------------
                                                  Jun-01         Jun-01         Jun-00        Dec-00         Dec-99
                                                ----------     -------------------------    --------------------------
Revenue                                         $   15,137     $    5,649     $    7,581    $   17,069    $      3,256
COGS                                                10,087          3,597          5,531        12,021           2,265
                               Gross Profit          5,050          2,052          2,050         5,048             991
Selling, General & Administrative                   23,830          8,815         19,749        34,764          10,534
Research & Development                               6,139          2,964          3,477         6,652           3,544
Other Operating                                        677            (23)         1,149         1,849             668
                                                ----------     -------------------------    --------------------------
                           Operating Income        (25,596)        (9,704)       (22,325)      (38,217)        (13,755)
Interest Expense, net                                    -              -              -             -               -
Other, net                                           2,120            798            920         2,242             323
                                                ----------     -------------------------    --------------------------
                             Pre-tax Income        (23,476)        (8,906)       (21,405)      (35,975)        (13,432)
Taxes                                                    -              -              -             -               -
                                                ----------     -------------------------    --------------------------
                           After-tax Income        (23,476)        (8,906)       (21,405)      (35,975)        (13,432)
Minority Interest                                        -              -              -             -               -
Equity in Affiliates                                     -              -              -             -               -
                      Normalized Net Income        (23,476)        (8,906)       (21,405)      (35,975)        (13,432)
                                                ----------     -------------------------    --------------------------
Preferred Dividends                                      -              -              -         -                   -
   Normalized Net Income to Common              $  (23,476)    $   (8,906)    $  (21,405)   $  (35,975)   $    (13,432)
                                                ==========     =========================    ==========================

                                       EBIT     $  (23,476)    $   (8,906)    $  (21,405)   $  (35,975)   $    (13,432)
                Depreciation & Amortization     $    4,028     $    1,017     $      947    $    3,958    $        362
                                     EBITDA     $  (19,448)    $   (7,889)    $  (20,458)   $  (32,017)   $    (13,070)
                                      CAPEX     $      576     $      341     $    3,487    $    3,722    $      1,851
                             EBITDA - CAPEX     $  (20,024)    $   (8,230)    $  (23,945)   $  (35,739)   $    (14,921)
                   GAAP Operating Cash Flow     $  (20,893)    $   (8,869)    $  (19,976)   $  (32,000)   $    (10,845)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
                    Unusual Items               $        -     $        -     $        -    $        -    $          -
                    Accounting Changes          $        -     $        -     $        -    $        -    $          -
                    Discontinued Operations     $        -     $        -     $        -    $        -    $          -
                    Extraordinary Items         $        -     $        -     $        -    $        -    $          -
                    Total                       $        -     $        -     $        -    $        -    $          -
Total After-tax Special Items                   $        -     $        -     $        -    $        -    $          -
Tax Provision on Special Items                  $        -     $        -     $        -    $        -    $          -
Reported Taxes                                  $        -     $        -     $        -    $        -    $          -
Reported Net Income                             $  (23,476)    $   (8,906)    $  (21,405)   $  (35,975)   $    (13,432)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                     30,130         21,892        25,970           7,265
Basic Normalized EPS                            $    (0.71)    $    (0.30)    $    (0.98)   $    (1.39)   $      (1.85)
Basic Reported EPS                              $    (0.71)    $    (0.30)    $    (0.98)   $    (1.39)   $      (1.85)
Diluted Reported Weighted Avg Shares Out (000's)                   30,130         21,892        25,970           7,265
Diluted Normalized EPS                          $    (0.71)    $    (0.30)    $    (0.98)   $    (1.39)   $      (1.85)
Diluted Reported EPS                            $    (0.71)    $    (0.30)    $    (0.98)   $    (1.39)   $      (1.85)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
----------------------------------------------------------------------------------------------------------------------
Core Gross Profit                                     33.4%          36.3%          27.0%         29.6%           30.4%
S,G & A                                              157.4%         156.0%         260.5%        203.7%          323.5%
Operating Income                                    -169.1%        -171.8%        -294.5%       -223.9%         -422.5%
Pre-Tax                                             -155.1%        -157.7%        -282.4%       -210.8%         -412.5%
EBIT                                                -155.1%        -157.7%        -282.4%       -210.8%         -412.5%
EBITDA                                              -128.5%        -139.7%        -269.9%       -187.6%         -401.4%
Normalized Net Income                               -155.1%        -157.7%        -282.4%       -210.8%         -412.5%
Reported Net Income                                 -155.1%        -157.7%        -282.4%       -210.8%         -412.5%
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                 Balance Sheet Data
------------------------------------------------------------------------------
($ in thousands, except per share)           As of             As of
                                                       -----------------------
                                           30-Jun-01     Dec-00      Dec-99
                                           ---------   -----------------------
Cash & Equivalents                         $  10,645   $  19,283   $    15,080
Marketable Securities                              -           -             -
                                           ---------   -----------------------
Total Cash & Mkt Securities                   10,645      19,283        15,080
Accounts Receivable                            1,227       1,874           255
Inventory                                          -           -             -
Other Current Assets                           7,955       8,656           892
                                           ---------   -----------------------
                   Total Current Assets       19,827      29,813        16,227
PPE, net                                       3,202       4,070         2,136
Intangibles, net                                   -           -             -
Investments                                        -           -             -
Other Assets                                   2,163         205             -
                                           ---------   -----------------------
                           Total Assets    $  25,192   $  34,088   $    18,363
                                           =========   =======================

Accounts Payable                           $   2,361   $   2,509   $       935
Accrued Expenses                               3,233       2,546         2,121
Short Term Debt                                    6         196            96
Short Term Capital Leases                          -           -             -
Other Current Liabilities                          -           -             -
                                           ---------   -----------------------
              Total Current Liabilities        5,600       5,251         3,152
Other LT Liabilities                               -           -             -
Long Term Debt                                    10          12           119
Long Term                                          -           -             -
Capital Leases
Minority Interests                                 -           -             -
Pref Stock (Liq Value)                             -           -        30,793
                                           ---------   -----------------------
     Total Liabilities & Pref Stock            5,610       5,263        34,064
                                           ---------   -----------------------
Common Equity                                 19,582      28,825       (15,701)
                                           ---------   -----------------------
        Total Liabilities & Equity         $  25,192   $  34,088   $    18,363
                                           =========   =======================

Common Shares Outstanding (000's)             30,202      30,054         8,336
                  Cash Value  per share    $    0.35   $    0.64   $      1.81
                   Book Value per share    $    0.65   $    0.96   $     (1.88)
          Tangible Book Value per share    $    0.65   $    0.96   $     (1.88)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          Effectiveness and Efficiency
------------------------------------------------------------------------------
A/R Turnover                                    9.76x      16.03x        12.77x
Inventory Turnover                                na          na            na
Asset Turnover                                  0.51x       0.65x         0.18x
Days Sales Outstanding                          37.4        22.8          28.6
Days Inventory Outstanding                        na          na            na
Days Payable Outstanding                        21.8        11.4          20.1
Return on Avg Assets                           -79.2%     -137.2%           na
Return on Avg Common Equity                    -97.0%     -548.2%           na
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               Financial Strength
------------------------------------------------------------------------------
Current Ratio                                   3.54        5.68          5.15
Quick Ratio                                     3.54        5.68          5.15
Total Debt                                 $      16   $     208   $    31,008
Net Debt                                   $ (10,629)  $ (19,075)  $    15,928
Total Capitalization                       $  19,598   $  29,033   $    15,307
Total Debt/Total Capitalization                  0.1%        0.7%        202.6%
Net Debt/Total Capitalization                  -54.2%      -65.7%        104.1%
Total Debt/EBITDA                                 na          na            na
EBITDA/Interest Expense                           na          na            na
EBITDA-CAPEX/Interest Expense                     na          na            na
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               Market Information
------------------------------------------------------------------------------

As of Date                                                           25-Sep-01
Exchange                                                              NasdaqNM
Stock Price                                                        $      0.20
52 Week High                                                       $      3.50
52 Week Low                                                        $      0.16
Avg. Daily Volume (000's)                                                   24
Beta                                                                         -
Shares Outstanding (000's)                                              30,200
Total Outstanding Warrants & Options (000's)                                 -
Float (000's)                                                           11,000
Market Cap                                                         $   6,040.0
Enterprise Value (EV)                                              $  (4,589.0)

Institutional
   % Owned                                                                1.00%
   Number of Institutions                                                   17
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                Valuation Ratios
------------------------------------------------------------------------------
                                                             Multiple of
                                                     -------------------------
                                                      Market Cap         EV
                                                     -------------------------
Latest Twelve Months
   Revenue                                                  0.40x           na
   EBIT                                                       na            na
   EBITDA                                                     na            na
   Normalized Net                                             na            na
   Income
   Basic Normalized EPS                                       na
Projected
   Dec-01 Mean Revenue                                        na            na
   Dec-01 Mean Revenue                                        na            na
   Dec-01 Mean EPS                                            na            na
   Dec-02 Mean EPS                                            na            na
Most Recent Filing
   Assets                                                   0.24x           na
   Common Equity                                            0.31x           na
   Tangible Common Equity                                   0.31x           na
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                            Mean Consensus Estimates
------------------------------------------------------------------------------
Year Ending                                  # Ests     Revenue       EPS
------------------------------------------------------------------------------
December-01                                       4    $       -   $     (0.57)
December-02                                       1    $       -   $     (0.05)
LT Growth                                         -         0.00%         0.00%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               Period Growth Rates
------------------------------------------------------------------------------
            Six Months Ended                    Fiscal Years Ended

                Jun-01                                Dec-00
                ------                                ------
Revenue           -25.5%                                424.2%
EBIT              -58.4%                                167.8%
EBITDA            -61.4%                                145.0%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Notes


------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                Paris Corporation Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name  Paris Corporation           Address  122 Kisel Road        Officers Dominic Toscani  Attorneys
          Symbol  PBFI                City, State Zip  Burlington, NJ 08016            Gerard Toscani  Auditors Goldenberg Rosenthal
Latest Fiscal YE  30-Sep-00                 Telephone  609-387-7300                    William Lomano  Transfer Agent Chase Mellon
 Latest Rprt Per  30-Jun-01                       Fax  609-971-6658                                    Shareholder Services

Paris makes papers and other products for laser and inkjet printers, including its growing Burlington line, which has a marketing agreement with Microsoft's Picture It creative software products. Paris sells its products through office products distributors and retailers in North America. It also owns 57% of Signature, which markets office products to supermarkets and drugstores.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                        LTM      Nine Months Ended    Fiscal Years Ended
                                                -------------------   --------------------
                                      Jun-01     Jun-01     Jun-00     Sep-00     Sep-99
                                     --------   -------------------   --------------------
Revenue                              $ 43,232   $ 32,278   $ 32,057   $ 43,011   $ 35,433
COGS                                   37,743     27,887     28,665     38,521     31,358
                                     --------   -------------------   --------------------
                      Gross Profit      5,489      4,391      3,392      4,490      4,075
Selling, General & Administrative       4,238      3,319      3,318      4,237      3,808
Research & Development                      -          -          -          -          -
Other Operating                             -          -          -          -          -
                                     --------   -------------------   --------------------
                  Operating Income      1,251      1,072         74        253        267
Interest Expense, net                     149        149          7          7         58
Other, net                                940        602        672      1,010      1,250
                                     --------   -------------------   --------------------
                    Pre-tax Income      2,042      1,525        739      1,256      1,459
Taxes                                     710        424        317        603        548
                                     --------   -------------------   --------------------
                  After-tax Income      1,332      1,101        422        653        911
Minority Interest                        (166)      (141)        35         10         50
Equity in Affiliates                        -          -          -          -          -
                                     --------   -------------------   --------------------
             Normalized Net Income      1,166        960        457        663        961
Preferred Dividends                         -          -          -          -          -
                                     --------   -------------------   --------------------
   Normalized Net Income to Common   $  1,166   $    960   $    457   $    663   $    961
                                     ========   ===================   ====================

                              EBIT   $  2,191   $  1,674   $    746   $  1,263   $  1,517
       Depreciation & Amortization   $    656   $    299   $    371   $    728   $    556
                            EBITDA   $  2,847   $  1,973   $  1,117   $  1,991   $  2,073
                             CAPEX   $   (368)  $   (320)  $    248   $    200   $    912
                    EBITDA - CAPEX   $  3,215   $  2,293   $    869   $  1,791   $  1,161
          GAAP Operating Cash Flow   $  2,354   $  1,155   $   (840)  $    359   $    628
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
        Unusual Items                $      -   $      -   $      -   $      -   $      -
        Accounting Changes           $      -   $      -   $      -   $      -   $      -
        Discontinued Operations      $      -   $      -   $      -   $      -   $      -
        Extraordinary Items          $      -   $      -   $      -   $      -   $      -
        Total                        $      -   $      -   $      -   $      -   $      -
Total After-tax Special Items        $      -   $      -   $      -   $      -   $      -
Tax Provision on Special Items       $      -   $      -   $      -   $      -   $      -
Reported Taxes                       $    710   $    424   $    317   $    603   $    548
Reported Net Income                  $  1,166   $    960   $    457   $    663   $    961
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)     3,310      3,264      3,234      3,526
Basic Normalized EPS                 $   0.36   $   0.29   $   0.14   $   0.21   $   0.27
Basic Reported EPS                   $   0.36   $   0.29   $   0.14   $   0.21   $   0.27
Diluted Reported Weighted Avg Shares Out (000's)   3,310      3,264      3,234      3,526
Diluted Normalized EPS               $   0.36   $   0.29   $   0.14   $   0.21   $   0.27
Diluted Reported EPS                 $   0.36   $   0.29   $   0.14   $   0.21   $   0.27
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                        Profitability Ratios (as % of Revenue)
------------------------------------------------------------------------------------------
Core Gross Profit                        12.7%      13.6%      10.6%      10.4%      11.5%
S,G & A                                   9.8%      10.3%      10.4%       9.9%      10.7%
Operating Income                          2.9%       3.3%       0.2%       0.6%       0.8%
Pre-Tax                                   4.7%       4.7%       2.3%       2.9%       4.1%
EBIT                                      5.1%       5.2%       2.3%       2.9%       4.3%
EBITDA                                    6.6%       6.1%       3.5%       4.6%       5.9%
Normalized Net Income                     2.7%       3.0%       1.4%       1.5%       2.7%
Reported Net Income                       2.7%       3.0%       1.4%       1.5%       2.7%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               Balance Sheet Data
------------------------------------------------------------------------------
($ in thousands, except per share)          As of               As of
                                                       -----------------------
                                          30-Jun-01      Sep-00       Sep-99
                                          ---------    -----------------------
Cash & Equivalents                        $   4,475    $   2,828    $   3,880
Marketable Securities                         4,062        3,686        3,567
                                          ---------    -----------------------
Total Cash & Mkt Securities                   8,537        6,514        7,447
Accounts Receivable                           5,401        5,422        5,959
Inventory                                     3,842        3,862        4,167
Other Current Assets                            970        1,096          645
                                          ---------    -----------------------
                  Total Current Assets       18,750       16,894       18,218
PPE, net                                      1,598        1,590        1,942
Intangibles, net                                  -            -            -
Investments                                       -          251          500
Other Assets                                    573          542          760
                                          ---------    -----------------------
                          Total Assets    $  20,921    $  19,277    $  21,420
                                          =========    =======================

Accounts Payable                          $   3,564    $   4,147    $   5,197
Accrued Expenses                                289          297          700
Short Term Debt                               1,139            -            -
Short Term Capital Leases                         -            -            -
Other Current Liabilities                       366          330          623
                                          ---------    -----------------------
             Total Current Liabilities        5,358        4,774        6,520
Other LT Liabilities                              -            -          219
Long Term Debt                                    -            -            -
Long Term Capital Leases                          -            -            -
Minority Interests                              225           84           94
Pref Stock (Liq Value)                            -            -            -
                                          ---------    -----------------------
        Total Liabilities & Pref Stock        5,583        4,858        6,833
                                          ---------    -----------------------
Common Equity                                15,338       14,419       14,587
                                          ---------    -----------------------
            Total Liabilities & Equity    $  20,921    $  19,277    $  21,420
                                          =========    =======================

Common Shares Outstanding (000's)             3,271        3,938        3,938
                  Cash Value per share    $    2.61    $    1.65    $    1.89
                  Book Value per share    $    4.69    $    3.66    $    3.70
         Tangible Book Value per share    $    4.69    $    3.66    $    3.70
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                         Effectiveness and Efficiency
------------------------------------------------------------------------------
A/R Turnover                                   7.99x        7.56x        5.95x
Inventory Turnover                             9.80x        9.60x        7.53x
Asset Turnover                                 2.15x        2.11x        1.65x
Days Sales Outstanding                         45.7         48.3         61.4
Days Inventory Outstanding                     37.3         38.0         48.5
Days Payable Outstanding                       33.5         39.9         53.9
Return on Avg Assets                            5.8%         3.3%          na
Return on Avg Common Equity                     7.8%         4.6%          na
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                              Financial Strength
------------------------------------------------------------------------------
Current Ratio                                  3.50         3.54         2.79
Quick Ratio                                    2.78         2.73         2.16
Total Debt                                $   1,364    $      84    $      94
Net Debt                                  $  (7,173)   $  (6,430)   $  (7,353)
Total Capitalization                      $  16,702    $  14,503    $  14,681
Total Debt/Total Capitalization                 8.2%         0.6%         0.6%
Net Debt/Total Capitalization                 -42.9%       -44.3%       -50.1%
Total Debt/EBITDA                              0.48x        0.04x        0.05x
EBITDA/Interest Expense                       19.11x      284.43x       35.74x
EBITDA-CAPEX/Interest Expense                 21.58x      255.86x       20.02x
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                              Market Information
------------------------------------------------------------------------------
As of Date                                                          25-Sep-01
Exchange                                                             NasdaqSC
Stock Price                                                         $    2.50
52 Week High                                                        $    3.70
52 Week Low                                                         $    1.75
Avg. Daily Volume (000's)                                                   3
Beta                                                                        -
Shares Outstanding (000's)                                              3,270
Total Outstanding Warrants & Options (000's)                                -
Float (000's)                                                           1,000

Market Cap                                                          $ 8,175.0
Enterprise Value (EV)                                               $ 1,002.0

Institutional
   % Owned                                                               1.00%
   Number of Institutions                                                   5
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               Valuation Ratios
------------------------------------------------------------------------------
                                                              Multiple of
                                                       -----------------------
                                                         Market Cap       EV
                                                       -----------------------
Latest Twelve Months
   Revenue                                                  0.19x        0.02x
   EBIT                                                     3.73x        0.46x
   EBITDA                                                   2.87x        0.35x
   Normalized Net Income                                    7.01x        0.86x
   Basic Normalized EPS                                     6.94x
Projected
   Dec-01 Mean Revenue                                        na           na
   Dec-01 Mean Revenue                                        na           na
   Dec-01 Mean EPS                                            na           na
   Dec-02 Mean EPS                                            na           na
Most Recent Filing
   Assets                                                   0.39x        0.05x
   Common Equity                                            0.53x        0.07x
   Tangible Common Equity                                   0.53x        0.07x
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                           Mean Consensus Estimates
------------------------------------------------------------------------------
Year Ending                                # Ests       Revenue        EPS
------------------------------------------------------------------------------
December-01                                       -    $       -    $       -
December-02                                       -    $       -    $       -
LT Growth                                         -         0.00%        0.00%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               Period Growth Rates
------------------------------------------------------------------------------
                                        Nine Months Ended  Fiscal Years Ended
                                             Jun-01              Sep-00
                                        -----------------  -------------------
Revenue                                         0.7%                     21.4%
EBIT                                          124.4%                    -16.7%
EBITDA                                         76.6%                     -4.0%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Notes



------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                     BCT International Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name BCT International   Address 3000 N.E. 30th Pl               Officers William Wilkerson     Attorneys
          Symbol BCTI              City, State Zip Fort Lauderdale, FL 33306            Michael Hull        Auditors
Latest Fiscal YE 28-Feb-01            Telephone 954-563-1224                            Henry Johnson    PriceWaterhouseCoopers
 Latest Rprt Per 31-May-01                  Fax 954-565-0742                                             Transfer Agent Registrar &
                                                                                                         Transfer Co

BCT International is a wholesale printing chain with 84 franchises in the US, Canada, and Argentina. The franchises specialize in thermography and make items such as business cards, letterheads, and labels, which are sold to retail printers, mailing centers, and superstores. BCT's Pelican Paper Products division supplies paper and printing equipment to the franchisees. The company also operates Orderprinting.com.
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                    Income and Cashflow Statement Data
---------------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                         LTM           Three Months Ended          Fiscal Years Ended
                                                    ------------------------    ------------------------
                                        May-01        May-01        May-00        Feb-01        Feb-00
                                      ----------    ------------------------    ------------------------
Revenue                               $   18,982    $    4,636    $    5,083    $   19,429    $   19,649
COGS                                      11,357         2,831         3,079        11,605        11,574
                                      ----------    ------------------------    ------------------------
                       Gross Profit        7,625         1,805         2,004         7,824         8,075
Selling, General & Administrative          6,995         1,806         1,266         6,455         6,619
Research & Development                         -             -             -             -             -
Other Operating                              242            57            47           232           189
                                      ----------    ------------------------    ------------------------
                   Operating Income          388           (58)          691         1,137         1,267
Interest Expense, net                        (46)         (168)         (122)            -             -
Other, net                                     -             -             -             -             -
                                      ----------    ------------------------    ------------------------
                     Pre-tax Income          434           110           813         1,137         1,267
Taxes                                        199            43           317           473           253
                                      ----------    ------------------------    ------------------------
                   After-tax Income          235            67           496           664         1,014
Minority Interest                              -             -             -             -             -
Equity in Affiliates                           -             -             -             -             -
                                      ----------    ------------------------    ------------------------
              Normalized Net Income          235            67           496           664         1,014
Preferred Dividends                            -             -             -             -             -
                                      ----------    ------------------------    ------------------------
    Normalized Net Income to Common   $      235    $       67    $      496    $      664    $    1,014
                                      ==========    ========================    ========================

                               EBIT   $      388    $      (58)   $      691    $    1,137    $    1,267
        Depreciation & Amortization   $      242    $       57    $       47    $      232    $      189
                             EBITDA   $      630    $       (1)   $      738    $    1,369    $    1,456
                              CAPEX   $      113    $        7    $       44    $      150    $      262
                     EBITDA - CAPEX   $      517    $       (8)   $      694    $    1,219    $    1,194
           GAAP Operating Cash Flow   $    1,076    $      315    $     (445)   $      316    $    1,437
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
            Unusual Items             $        -    $        -    $        -    $        -    $        -
            Accounting Changes        $        -    $        -    $        -    $        -    $        -
            Discontinued Operations   $      (31)   $        -    $        -    $      (31)   $     (357)
            Extraordinary Items       $        -    $        -    $        -    $        -    $      941
            Total                     $      (31)   $        -    $        -    $      (31)   $      584
Total After-tax Special Items         $        -    $        -    $        -    $        -    $        -
Tax Provision on Special Items        $      (31)   $        -    $        -    $      (31)   $      584
Reported Taxes                        $      168    $       43    $      317    $      442    $      837
Reported Net Income                   $      235    $       67    $      496    $      664    $    1,014
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg
Shares Out (000's)                                           -             -         5,214         5,257
Basic Normalized EPS                          na            na            na    $     0.13    $     0.19
Basic Reported EPS                            na            na            na    $     0.13    $     0.19
Diluted Reported Weighted Avg
Shares Out (000's)                                           -             -         5,235         5,388
Diluted Normalized EPS                        na            na            na    $     0.13    $     0.19
Diluted Reported EPS                          na            na            na    $     0.13    $     0.19
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                  Profitability Ratios (as % of Revenue)
---------------------------------------------------------------------------------------------------------
Core Gross Profit                           40.2%         38.9%         39.4%         40.3%         41.1%
S,G & A                                     36.9%         39.0%         24.9%         33.2%         33.7%
Operating Income                             2.0%         -1.3%         13.6%          5.9%          6.4%
Pre-Tax                                      2.3%          2.4%         16.0%          5.9%          6.4%
EBIT                                         2.0%         -1.3%         13.6%          5.9%          6.4%
EBITDA                                       3.3%          0.0%         14.5%          7.0%          7.4%
Normalized Net Income                        1.2%          1.4%          9.8%          3.4%          5.2%
Reported Net Income                          1.2%          1.4%          9.8%          3.4%          5.2%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)      As of                 As of
                                                    ------------------------
                                      31-May-01       Feb-01        Feb-00
                                      ----------    ----------    ----------
Cash & Equivalents                    $    2,093    $    1,799    $    1,906
Marketable Securities                          -             -             -
                                      ----------    ------------------------
Total Cash & Mkt Securities                2,093         1,799         1,906
Accounts Receivable                        2,671         3,568         3,293
Inventory                                  2,559         2,352         2,359
Other Current Assets                         581           455           890
                                      ----------    ------------------------
               Total Current Assets        7,904         8,174         8,448
PPE, net                                     429           473           529
Intangibles, net                             226           232           258
Investments                                    -             -             -
Other Assets                               7,279         7,311         8,086
                                      ----------    ------------------------
                       Total Assets   $   15,838    $   16,190    $   17,321
                                      ==========    ========================

Accounts Payable                      $      292    $       59    $    1,111
Accrued Expenses                             389           403         1,349
Short Term Debt                               86            86           104
Short Term Capital Leases                      -             -             -
Other Current Liabilities                    167           167           218
                                      ----------    ------------------------
          Total Current Liabilities          934         1,253         2,782
Other LT Liabilities                         359           417           453
Long Term Debt                               214           236           330
Long Term Capital Leases                       -             -             -
Minority Interests                             -             -             -
Pref Stock (Liq Value)                         -             -             -
                                      ----------    ------------------------
     Total Liabilities & Pref Stock        1,507         1,906         3,565
                                      ----------    ------------------------
Common Equity                             14,331        14,284        13,756
                                      ----------    ------------------------
         Total Liabilities & Equity   $   15,838    $   16,190    $   17,321
                                      ==========    ========================

Common Shares Outstanding (000's)          5,828         5,822         5,822
               Cash Value per share   $     0.36    $     0.31    $     0.33
               Book Value per share   $     2.46    $     2.45    $     2.36
      Tangible Book Value per share   $     2.42    $     2.41    $     2.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                6.08x         5.66x         5.97x
Inventory Turnover                          4.63x         4.93x         4.91x
Asset Turnover                              1.19x         1.16x         1.13x
Days Sales Outstanding                      60.0          64.4          61.2
Days Inventory Outstanding                  78.9          74.1          74.4
Days Payable Outstanding                     8.7          17.0          22.1
Return on Avg Assets                         1.5%          4.0%           na
Return on Avg Common Equity                  1.6%          4.7%           na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                              8.46           6.52          3.04
Quick Ratio                                5.72           4.65          2.19
Total Debt                            $     300     $      322    $      434
Net Debt                              $  (1,793)    $   (1,477)   $   (1,472)
Total Capitalization                  $  14,631     $   14,606    $   14,190
Total Debt/Total Capitalization             2.1%           2.2%          3.1%
Net Debt/Total Capitalization             -12.3%         -10.1%        -10.4%
Total Debt/EBITDA                          0.48x          0.24x         0.30x
EBITDA/Interest Expense                      na             na            na
EBITDA-CAPEX/Interest Expense                na             na            na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                        25-Sep-01
Exchange                                                            OTC BB
Stock Price                                                       $     0.63
52 Week High                                                      $     1.94
52 Week Low                                                       $     0.57
Avg. Daily Volume (000's)                                                  7
Beta                                                                    0.47
Shares Outstanding (000's)                                             5,830
Total Outstanding Warrants & Options (000's)                               -
Float (000's)                                                          2,700

Market Cap                                                        $  3,672.9
Enterprise Value (EV)                                             $  1,879.9

Institutional
   % Owned                                                              1.00%
   Number of Institutions                                                  8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                           Multiple of
                                                    ------------------------
                                                    Market Cap         EV
                                                    ------------------------
Latest Twelve Months
   Revenue                                                0.19x         0.10x
   EBIT                                                   9.47x         4.85x
   EBITDA                                                 5.83x         2.98x
   Normalized Net Income                                 15.63x         8.00x
   Basic Normalized EPS                                      na
Projected
   Dec-01 Mean Revenue                                       na            na
   Dec-01 Mean Revenue                                       na            na
   Dec-01 Mean EPS                                           na            na
   Dec-02 Mean EPS                                           na            na
Most Recent Filing
   Assets                                                 0.23x         0.12x
   Common Equity                                          0.26x         0.13x
   Tangible Common Equity                                 0.26x         0.13x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                             # Ests        Revenue         EPS
--------------------------------------------------------------------------------
December-01                                    -    $        -    $        -
December-02                                    -    $        -    $        -
LT Growth                                      -          0.00%         0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                  Three Months Ended         Fiscal Years Ended
                                        May-01                      Feb-01
                                      ----------                  ----------
Revenue                                     -8.8%                       -1.1%
EBIT                                      -108.4%                      -10.3%
EBITDA                                    -100.1%                       -6.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
FY00 & FY01 discontinued operation are losses from Company owned franchises. FY00 extraordinary item is legal settlement.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

Comparable Transaction Analysis - Implied Value - BCT International

($ in thousands)

                                                                                                 31-May-01
                                                            LTM        LTM        31-May-01     Net Tangible
                                                          Revenue      EBIT      Total Assets      Equity
                                                        ----------   --------    ------------   ------------
      BCT International                                   $ 18,982     $  388       $  15,838      $  14,284

-------------------------------------------------------------------------------------------------------------
      Comparable Companies Multiples

                       High                                    1.4x      13.8x            3.0x          17.7x
                       Mean                                    0.7        8.9             2.1            9.5
                       Median                                  0.7        8.7             2.4           12.2
                       Low                                     0.2        5.3             0.5            0.7

      Implied Range of Enterprise Value

                       High                               $ 25,885     $5,341       $  46,949             na
                       Mean                                 14,199      3,461          32,732             na
                       Median                               13,987      3,364          38,318             na
                       Low                                   3,223      2,060           8,639             na

      Implied Range of Market Value (1)

                       High                               $ 30,178     $9,634       $  51,242      $ 252,408
                       Mean                                 18,492      7,754          37,025        136,334
                       Median                               18,280      7,657          42,611        174,769
                       Low                                   7,516      6,353          12,932          9,523

      Implied Range of Market Value Per Share (2)

                       High                               $   5.16     $ 1.65       $    8.77      $   43.20
                       Mean                                   3.16       1.33            6.34          23.33
                       Median                                 3.13       1.31            7.29          29.91
                       Low                                    1.29       1.09            2.21           1.63

-------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
(1) Assumes Net Debt of ($4,293) as of May 31, 2001, including $2,500 cash proceeds from factoring of notes.
(2) Assumes 5,843 shares outstanding. [See Company DCF Analysis for calculation.]

Sources of information: SEC Edgar filings, Bloomberg, LP, Commodity Systems, Inc., Hoovers, Inc., and/or Market Guide, Inc.

Comparable Transaction Analysis - BCT International
($ in millions)

                                                                                              TTM                     MRQ
                                                                                      ------------------ ---------------------------
Announced    Closing                                                                                                    Net Tangible
  Date         Date       Acquiror                 Target/Transaction Description      Revenue   EBITDA    Total Assets    Equity
---------   --------- ---------------          -------------------------------------- --------- -------- -------------- ------------
31-May-01   31-May-01 Troy Group, Inc          Extended Systems of Idaho               10.60       na         3.30           2.70
                      (NASD: TROY)             Printing Solutions Business

27-Jun-00   27-Jun-00 ImageX.com               Howard Press Limited Partnership        29.10     2.50        13.80             na
                      (NASD: IMGX)             Provides Commercial Printing Services

25-Feb-00   25-Feb-00 Workflow Management      ALF Graphics                             8.00       na           na             na
                      (NASD: WORK)             Provides Commercial Printing Services

14-Jul-99   14-Jul-99 Cunningham Graphics Inte MVP Graphics                             7.10     0.47         2.62           0.35
                      (NASD: CGII)             Provides Commercial Printing Services

23-Apr-99   1-Jul-99  Disc Graphics            Contemporary Color Graphics              7.50     0.84         2.70             na
                      (SC: DSGR)               Supplier of Sheet-Fed Printing Services

3-Jun-99    3-Jun-99  Workflow Management      Graphic Management Corp                 30.00       na           na             na
                      (NASD: WORK)             Provides Commercial Printing Services

23-Mar-99   23-Mar-99 Master Graphics Inc      Columbia Graphics                       28.50     2.50        11.10           1.70
                      (NASD: MAGR)             Provides Commercial Printing Services

11-Mar-99   14-Apr-99 Merrill Corp             Daniels Printing                        66.76     6.10        19.33           2.49
                      (NASD: MRLL)             Provides Commercial Printing Services


17-Feb-99   17-Feb-99 Cunningham Graphics Inte Boston Towne Press                       4.40     1.13         2.48           1.63
                      (NASD: CGII)             Provides Commercial Printing Services

                                                                                                    Enterprise Value as Multiple of
                                                                                                   --------------------------------
Announced    Closing                                                                   Enterprise
  Date         Date       Acquiror                 Target/Transaction Description       Value (1)    Revenue  EBITDA   Total Assets
---------   --------- ---------------          --------------------------------------  ----------- ---------  ------   ------------
31-May-01   31-May-01 Troy Group, Inc          Extended Systems of Idaho                   1.80       0.2        na          0.5x
                      (NASD: TROY)             Printing Solutions Business

27-Jun-00   27-Jun-00 ImageX.com               Howard Press Limited Partnership           19.30       0.7       7.7          1.4
                      (NASD: IMGX)             Provides Commercial Printing Services

25-Feb-00   25-Feb-00 Workflow Management      ALF Graphics                                4.50       0.6        na           na
                      (NASD: WORK)             Provides Commercial Printing Services

14-Jul-99   14-Jul-99 Cunningham Graphics Inte MVP Graphics                                6.47       0.9      13.8          2.5
                      (NASD: CGII)             Provides Commercial Printing Services

23-Apr-99   1-Jul-99  Disc Graphics            Contemporary Color Graphics                 7.50       1.0       8.9          2.8
                      (SC: DSGR)               Supplier of Sheet-Fed Printing Services

3-Jun-99    3-Jun-99  Workflow Management      Graphic Management Corp                    14.00       0.5        na           na
                      (NASD: WORK)             Provides Commercial Printing Services

23-Mar-99   23-Mar-99 Master Graphics Inc      Columbia Graphics                          21.00       0.7       8.4          1.9
                      (NASD: MAGR)             Provides Commercial Printing Services

11-Mar-99   14-Apr-99 Merrill Corp             Daniels Printing                           57.30       0.9       9.4          3.0
                      (NASD: MRLL)             Provides Commercial Printing Services


17-Feb-99   17-Feb-99 Cunningham Graphics Inte Boston Towne Press                          6.00       1.4       5.3          2.4
                      (NASD: CGII)             Provides Commercial Printing Services


                                                                                                     Price Paid as
                                                                                                      Multiple of

Announced    Closing                                                                       Total      Net Tangible
  Date         Date       Acquiror                 Target/Transaction Description       Price Paid      Equity
---------   --------- ---------------          --------------------------------------   ----------  --------------
31-May-01   31-May-01 Troy Group, Inc          Extended Systems of Idaho                     1.80       0.7x
                      (NASD: TROY)             Printing Solutions Business

27-Jun-00   27-Jun-00 ImageX.com               Howard Press Limited Partnership             19.30        na
                      (NASD: IMGX)             Provides Commercial Printing Services

25-Feb-00   25-Feb-00 Workflow Management      ALF Graphics                                  4.50        na
                      (NASD: WORK)             Provides Commercial Printing Services

14-Jul-99   14-Jul-99 Cunningham Graphics Inte MVP Graphics                                  4.80      13.7
                      (NASD: CGII)             Provides Commercial Printing Services

23-Apr-99   1-Jul-99  Disc Graphics            Contemporary Color Graphics                   6.10        na
                      (SC: DSGR)               Supplier of Sheet-Fed Printing Services

3-Jun-99    3-Jun-99  Workflow Management      Graphic Management Corp                      14.00        na
                      (NASD: WORK)             Provides Commercial Printing Services

23-Mar-99   23-Mar-99 Master Graphics Inc      Columbia Graphics                            20.80      12.2
                      (NASD: MAGR)             Provides Commercial Printing Services

11-Mar-99   14-Apr-99 Merrill Corp             Daniels Printing                             44.00      17.7
                      (NASD: MRLL)             Provides Commercial Printing Services


17-Feb-99   17-Feb-99 Cunningham Graphics Inte Boston Towne Press                            5.60       3.4
                      (NASD: CGII)             Provides Commercial Printing Services


                                                                   ----------------------------------------
                                                                   High         1.4x   13.8x   3.0x   17.7x
                                                                   Mean         0.7     8.9    2.1      9.5
                                                                   Median       0.7     8.7    2.4     12.2
                                                                   Low          0.2     5.3    0.5      0.7
                                                                   ----------------------------------------

________________________________________________________________________________
(1) Enterprise Value = Price Paid for Equity plus Interest Bearing Debt less cash.

Sources of information: Bloomberg, SEC Edgar Filings, World M&A Network, Done Deals, BizComps, Market Guide, Inc., Mergerstat, Thomson Financial & Company Press Releases

BCT International, Inc.
Actual and Projected Growth

                                            System Sales Growth                       Compound Growth                    Paper Sales
                         ---------------------------------------------------------- ------------------- ----------------------------
                                    Actual                       Projected           Actual   Projected            Actual
                         ----------------------------  ---------------------------- ------------------- ----------------------------
Plant    Location         FY 2000   FY 2001  5 m FY02   FY 2002   FY 2003   FY 2004  '99-'0'    99-'04   FY 2000   FY 2001  5 m FY02
----------------------------------------------------------------------------------- ------------------- ----------------------------
   1 Fort Lauderdale          *        *        *          *        *          *       *          *         *          *        *
   2 Port St. Lucie           *        *        *          *        *          *       *          *         *          *        *
   7 Miami                    *        *        *          *        *          *       *          *         *          *        *
   8 Orlando                  *        *        *          *        *          *       *          *         *          *        *
   9 Tampa                    *        *        *          *        *          *       *          *         *          *        *
  10 Jacksonville             *        *        *          *        *          *       *          *         *          *        *
  12 Mobile                   *        *        *          *        *          *       *          *         *          *        *
  13 Jackson                  *        *        *          *        *          *       *          *         *          *        *
  14 Metairie                 *        *        *          *        *          *       *          *         *          *        *
1010 Argentina                *        *        *          *        *          *       *          *         *          *        *
2010 Holbrook                 *        *        *          *        *          *       *          *         *          *        *
2011 Egg Harbor               *        *        *          *        *          *       *          *         *          *        *
2012 Garden City Park         *        *        *          *        *          *       *          *         *          *        *
2019 College Park             *        *        *          *        *          *       *          *         *          *        *
2021 Norristown               *        *        *          *        *          *       *          *         *          *        *
2026 Beltsville               *        *        *          *        *          *       *          *         *          *        *
2029 Norfolk                  *        *        *          *        *          *       *          *         *          *        *
2030 Memphis                  *        *        *          *        *          *       *          *         *          *        *
2033 Greensboro               *        *        *          *        *          *       *          *         *          *        *
2034 Nashville                *        *        *          *        *          *       *          *         *          *        *
2035 Charlotte                *        *        *          *        *          *       *          *         *          *        *
2036 Syracuse                 *        *        *          *        *          *       *          *         *          *        *
2037 Richmond                 *        *        *          *        *          *       *          *         *          *        *
2038 Pittsburgh               *        *        *          *        *          *       *          *         *          *        *
2039 Valley Cottage           *        *        *          *        *          *       *          *         *          *        *
2040 Raleigh                  *        *        *          *        *          *       *          *         *          *        *
2042 Columbia                 *        *        *          *        *          *       *          *         *          *        *
2043 Waterbury                *        *        *          *        *          *       *          *         *          *        *
2044 Philadelphia             *        *        *          *        *          *       *          *         *          *        *
2046 Upper Saddle Riv.        *        *        *          *        *          *       *          *         *          *        *
2048 Rhode Island             *        *        *          *        *          *       *          *         *          *        *
2049 Louisville               *        *        *          *        *          *       *          *         *          *        *
2050 Central NJ               *        *        *          *        *          *       *          *         *          *        *
2051 Merrimack                *        *        *          *        *          *       *          *         *          *        *
2052 Norcross                 *        *        *          *        *          *       *          *         *          *        *
2053 Marietta                 *        *        *          *        *          *       *          *         *          *        *
2054 New York                 *        *        *          *        *          *       *          *         *          *        *
3009 Tucson                   *        *        *          *        *          *       *          *         *          *        *
3013 Costa Mesa               *        *        *          *        *          *       *          *         *          *        *
3014 Laguna Hills             *        *        *          *        *          *       *          *         *          *        *
3017 Phoenix East             *        *        *          *        *          *       *          *         *          *        *
3019 Seattle                  *        *        *          *        *          *       *          *         *          *        *
3022 Colorado                 *        *        *          *        *          *       *          *         *          *        *
3023 Rohnert Park             *        *        *          *        *          *       *          *         *          *        *
3024 Las Vegas                *        *        *          *        *          *       *          *         *          *        *
3027 Albuquerque              *        *        *          *        *          *       *          *         *          *        *
3028 Anaheim                  *        *        *          *        *          *       *          *         *          *        *
3030 San Diego                *        *        *          *        *          *       *          *         *          *        *
3031 Phoenix West             *        *        *          *        *          *       *          *         *          *        *
3033 Salt Lake City           *        *        *          *        *          *       *          *         *          *        *
3037 Portland                 *        *        *          *        *          *       *          *         *          *        *
3038 Upland                   *        *        *          *        *          *       *          *         *          *        *
3039 San Francisco            *        *        *          *        *          *       *          *         *          *        *
3040 San Marcos               *        *        *          *        *          *       *          *         *          *        *
3045 Hawaii                   *        *        *          *        *          *       *          *         *          *        *
3048 Spokane                  *        *        *          *        *          *       *          *         *          *        *
3049 Concord                  *        *        *          *        *          *       *          *         *          *        *
3051 Gardena                  *        *        *          *        *          *       *          *         *          *        *
4000 Addison                  *        *        *          *        *          *       *          *         *          *        *
4001 Columbus                 *        *        *          *        *          *       *          *         *          *        *
4014 Indiana                  *        *        *          *        *          *       *          *         *          *        *
4017 Erlanger                 *        *        *          *        *          *       *          *         *          *        *

                                                            Compound Growth
                          ------------------------------  -------------------
                                      Projected            Actual   Projected  Paper Sales as % System Sales   Hank
                            ----------------------------  -------------------  -----------------------------
Plant    Location            FY 2002   FY 2003   FY 2004   '00-'0'   '00-'04    FY 2000   FY 2001  5 m FY02   Rating  Notes
--------------------------------------------------------  -------------------  -----------------------------  ------  -----
   1 Fort Lauderdale             *        *        *          *         *          *       *          *         *        *
   2 Port St. Lucie              *        *        *          *         *          *       *          *         *        *
   7 Miami                       *        *        *          *         *          *       *          *         *        *
   8 Orlando                     *        *        *          *         *          *       *          *         *        *
   9 Tampa                       *        *        *          *         *          *       *          *         *        *
  10 Jacksonville                *        *        *          *         *          *       *          *         *        *
  12 Mobile                      *        *        *          *         *          *       *          *         *        *
  13 Jackson                     *        *        *          *         *          *       *          *         *        *
  14 Metairie                    *        *        *          *         *          *       *          *         *        *
1010 Argentina                   *        *        *          *         *          *       *          *         *        *
2010 Holbrook                    *        *        *          *         *          *       *          *         *        *
2011 Egg Harbor                  *        *        *          *         *          *       *          *         *        *
2012 Garden City Park            *        *        *          *         *          *       *          *         *        *
2019 College Park                *        *        *          *         *          *       *          *         *        *
2021 Norristown                  *        *        *          *         *          *       *          *         *        *
2026 Beltsville                  *        *        *          *         *          *       *          *         *        *
2029 Norfolk                     *        *        *          *         *          *       *          *         *        *
2030 Memphis                     *        *        *          *         *          *       *          *         *        *
2033 Greensboro                  *        *        *          *         *          *       *          *         *        *
2034 Nashville                   *        *        *          *         *          *       *          *         *        *
2035 Charlotte                   *        *        *          *         *          *       *          *         *        *
2036 Syracuse                    *        *        *          *         *          *       *          *         *        *
2037 Richmond                    *        *        *          *         *          *       *          *         *        *
2038 Pittsburgh                  *        *        *          *         *          *       *          *         *        *
2039 Valley Cottage              *        *        *          *         *          *       *          *         *        *
2040 Raleigh                     *        *        *          *         *          *       *          *         *        *
2042 Columbia                    *        *        *          *         *          *       *          *         *        *
2043 Waterbury                   *        *        *          *         *          *       *          *         *        *
2044 Philadelphia                *        *        *          *         *          *       *          *         *        *
2046 Upper Saddle Riv.           *        *        *          *         *          *       *          *         *        *
2048 Rhode Island                *        *        *          *         *          *       *          *         *        *
2049 Louisville                  *        *        *          *         *          *       *          *         *        *
2050 Central NJ                  *        *        *          *         *          *       *          *         *        *
2051 Merrimack                   *        *        *          *         *          *       *          *         *        *
2052 Norcross                    *        *        *          *         *          *       *          *         *        *
2053 Marietta                    *        *        *          *         *          *       *          *         *        *
2054 New York                    *        *        *          *         *          *       *          *         *        *
3009 Tucson                      *        *        *          *         *          *       *          *         *        *
3013 Costa Mesa                  *        *        *          *         *          *       *          *         *        *
3014 Laguna Hills                *        *        *          *         *          *       *          *         *        *
3017 Phoenix East                *        *        *          *         *          *       *          *         *        *
3019 Seattle                     *        *        *          *         *          *       *          *         *        *
3022 Colorado                    *        *        *          *         *          *       *          *         *        *
3023 Rohnert Park                *        *        *          *         *          *       *          *         *        *
3024 Las Vegas                   *        *        *          *         *          *       *          *         *        *
3027 Albuquerque                 *        *        *          *         *          *       *          *         *        *
3028 Anaheim                     *        *        *          *         *          *       *          *         *        *
3030 San Diego                   *        *        *          *         *          *       *          *         *        *
3031 Phoenix West                *        *        *          *         *          *       *          *         *        *
3033 Salt Lake City              *        *        *          *         *          *       *          *         *        *
3037 Portland                    *        *        *          *         *          *       *          *         *        *
3038 Upland                      *        *        *          *         *          *       *          *         *        *
3039 San Francisco               *        *        *          *         *          *       *          *         *        *
3040 San Marcos                  *        *        *          *         *          *       *          *         *        *
3045 Hawaii                      *        *        *          *         *          *       *          *         *        *
3048 Spokane                     *        *        *          *         *          *       *          *         *        *
3049 Concord                     *        *        *          *         *          *       *          *         *        *
3051 Gardena                     *        *        *          *         *          *       *          *         *        *
4000 Addison                     *        *        *          *         *          *       *          *         *        *
4001 Columbus                    *        *        *          *         *          *       *          *         *        *
4014 Indiana                     *        *        *          *         *          *       *          *         *        *
4017 Erlanger                    *        *        *          *         *          *       *          *         *        *



                              Payment    Adjusted Notes

Plant    Location           Probability    Receivables
------------------------    -----------  --------------
   1 Fort Lauderdale               *           *
   2 Port St. Lucie                *           *
   7 Miami                         *           *
   8 Orlando                       *           *
   9 Tampa                         *           *
  10 Jacksonville                  *           *
  12 Mobile                        *           *
  13 Jackson                       *           *
  14 Metairie                      *           *
1010 Argentina                     *           *
2010 Holbrook                      *           *
2011 Egg Harbor                    *           *
2012 Garden City Park              *           *
2019 College Park                  *           *
2021 Norristown                    *           *
2026 Beltsville                    *           *
2029 Norfolk                       *           *
2030 Memphis                       *           *
2033 Greensboro                    *           *
2034 Nashville                     *           *
2035 Charlotte                     *           *
2036 Syracuse                      *           *
2037 Richmond                      *           *
2038 Pittsburgh                    *           *
2039 Valley Cottage                *           *
2040 Raleigh                       *           *
2042 Columbia                      *           *
2043 Waterbury                     *           *
2044 Philadelphia                  *           *
2046 Upper Saddle Riv.             *           *
2048 Rhode Island                  *           *
2049 Louisville                    *           *
2050 Central NJ                    *           *
2051 Merrimack                     *           *
2052 Norcross                      *           *
2053 Marietta                      *           *
2054 New York                      *           *
3009 Tucson                        *           *
3013 Costa Mesa                    *           *
3014 Laguna Hills                  *           *
3017 Phoenix East                  *           *
3019 Seattle                       *           *
3022 Colorado                      *           *
3023 Rohnert Park                  *           *
3024 Las Vegas                     *           *
3027 Albuquerque                   *           *
3028 Anaheim                       *           *
3030 San Diego                     *           *
3031 Phoenix West                  *           *
3033 Salt Lake City                *           *
3037 Portland                      *           *
3038 Upland                        *           *
3039 San Francisco                 *           *
3040 San Marcos                    *           *
3045 Hawaii                        *           *
3048 Spokane                       *           *
3049 Concord                       *           *
3051 Gardena                       *           *
4000 Addison                       *           *
4001 Columbus                      *           *
4014 Indiana                       *           *
4017 Erlanger                      *           *

BCT International, Inc.
Actual and Projected Growth

                               System Sales Growth                 Compound Growth    Paper Sales Growth
                   ---------------------------------------------- -----------------  --------------------  -------------------
                              Actual              Projected        Actual Projected          Actual            Projected
                   ---------------------------------------------- -----------------  --------------------  -------------------
                     FY    FY      5 m     FY02     FY       FY                      FY    FY       5 m     FY     FY    FY
Plant Location       2000  2001    FY02    2002     2003     2004  '99-'01  '99-'04  2000 2001     FY02    2002   2003  2004
------------------------------------------------------------------ ---------------- ------------------------------------------
4022 Toledo            *      *       *       *        *        *       *        *    *      *        *       *      *      *
4024 St. Louis         *      *       *       *        *        *       *        *    *      *        *       *      *      *
4026 Rockford          *      *       *       *        *        *       *        *    *      *        *       *      *      *
4027 Waukegan          *      *       *       *        *        *       *        *    *      *        *       *      *      *
4028 Detroit           *      *       *       *        *        *       *        *    *      *        *       *      *      *
4029 Minneapolis       *      *       *       *        *        *       *        *    *      *        *       *      *      *
4031 Des Moines        *      *       *       *        *        *       *        *    *      *        *       *      *      *
4032 Milwaukee         *      *       *       *        *        *       *        *    *      *        *       *      *      *
4033 Brookfield        *      *       *       *        *        *       *        *    *      *        *       *      *      *
4034 Kansas City       *      *       *       *        *        *       *        *    *      *        *       *      *      *
4035 Akron             *      *       *       *        *        *       *        *    *      *        *       *      *      *
4036 Cleveland         *      *       *       *        *        *       *        *    *      *        *       *      *      *
6007 San Antonio       *      *       *       *        *        *       *        *    *      *        *       *      *      *
6009 Houston           *      *       *       *        *        *       *        *    *      *        *       *      *      *
6011 Oklahoma City     *      *       *       *        *        *       *        *    *      *        *       *      *      *
6012 Dallas            *      *       *       *        *        *       *        *    *      *        *       *      *      *
6014 Austin            *      *       *       *        *        *       *        *    *      *        *       *      *      *
7001 Mississauga       *      *       *       *        *        *       *        *    *      *        *       *      *      *
7002 Toronto           *      *       *       *        *        *       *        *    *      *        *       *      *      *
7004 Kitchener         *      *       *       *        *        *       *        *    *      *        *       *      *      *
7007 Ottawa            *      *       *       *        *        *       *        *    *      *        *       *      *      *
7008 Calgary           *      *       *       *        *        *       *        *    *      *        *       *      *      *
7009 Atlantic
     Canada            *      *       *       *        *        *       *        *    *      *        *       *      *      *
7010 Vancouver         *      *       *       *        *        *       *        *    *      *        *       *      *      *
7015 Quebec            *      *       *       *        *        *       *        *    *      *        *       *      *      *

     Totals         2.24% -0.46%  -5.05%  -5.26%   -6.76%   -0.91%   0.88%   -2.29%  na   1.35%    16.74% -6.67% -6.67% -6.67%



   15 Bradenton        *      *       *       *        *        *       *        *    *      *        *       *      *      *
   18 Port St.
      Lucie            *      *       *       *        *        *       *        *    *      *        *       *      *      *
1000 Delray Beach      *      *       *       *        *        *       *        *    *      *        *       *      *      *
1002 Milwaukee         *      *       *       *        *        *       *        *    *      *        *       *      *      *
1003 Sun Praire        *      *       *       *        *        *       *        *    *      *        *       *      *      *
1005 Ft.
     Lauderdale        *      *       *       *        *        *       *        *    *      *        *       *      *      *
1007 WPG               *      *       *       *        *        *       *        *    *      *        *       *      *      *
1008 Neenah            *      *       *       *        *        *       *        *    *      *        *       *      *      *
1010 BCD Cargo         *      *       *       *        *        *       *        *    *      *        *       *      *      *
1012 Chicago           *      *       *       *        *        *       *        *    *      *        *       *      *      *
1016 Tampa             *      *       *       *        *        *       *        *    *      *        *       *      *      *
1022                   *      *       *       *        *        *       *        *    *      *        *       *      *      *
1026 Oskosh            *      *       *       *        *        *       *        *    *      *        *       *      *      *
1029 Boynton Beach     *      *       *       *        *        *       *        *    *      *        *       *      *      *
1030                   *      *       *       *        *        *       *        *    *      *        *       *      *      *
1031 Amesbury          *      *       *       *        *        *       *        *    *      *        *       *      *      *
1033 Copymax           *      *       *       *        *        *       *        *    *      *        *       *      *      *
3047 Sacramento        *      *       *       *        *        *       *        *    *      *        *       *      *      *
3051                   *      *       *       *        *        *       *        *    *      *        *       *      *      *
                       *      *       *       *        *        *       *        *    *      *        *       *      *      *
     Totals         2.24% -0.46%  -5.01%  -5.26%     6.76%  -0.91%                   na   -1.37%   17.23% -6.67% -6.67% -6.67%

                    Compound Growth
                   -----------------
                   Actual Projected      Paper Sales as % System Sales
                   -----------------   -------------------------------
                   '00-'01 '00-'04       FY     FY         5 m              Hank              Payment      Adjusted Notes
Plant Location                           2000   2001       FY02            Rating     Notes  Probability     Receivables
-----------------------------------    -------------------------------    --------   ------- ------------  --------------
4022 Toledo             *       *          *        *          *                *        *        *                *
4024 St. Louis          *       *          *        *          *                *        *        *                *
4026 Rockford           *       *          *        *          *                *        *        *                *
4027 Waukegan           *       *          *        *          *                *        *        *                *
4028 Detroit            *       *          *        *          *                *        *        *                *
4029 Minneapolis        *       *          *        *          *                *        *        *                *
4031 Des Moines         *       *          *        *          *                *        *        *                *
4032 Milwaukee          *       *          *        *          *                *        *        *                *
4033 Brookfield         *       *          *        *          *                *        *        *                *
4034 Kansas City        *       *          *        *          *                *        *        *                *
4035 Akron              *       *          *        *          *                *        *        *                *
4036 Cleveland          *       *          *        *          *                *        *        *                *
6007 San Antonio        *       *          *        *          *                *        *        *                *
6009 Houston            *       *          *        *          *                *        *        *                *
6011 Oklahoma City      *       *          *        *          *                *        *        *                *
6012 Dallas             *       *          *        *          *                *        *        *                *
6014 Austin             *       *          *        *          *                *        *        *                *
7001 Mississauga        *       *          *        *          *                *        *        *                *
7002 Toronto            *       *          *        *          *                *        *        *                *
7004 Kitchener          *       *          *        *          *                *        *        *                *
7007 Ottawa             *       *          *        *          *                *        *        *                *
7008 Calgary            *       *          *        *          *                *        *        *                *
7009 Atlantic
Canada                  *       *          *        *          *                *        *        *                *
7010 Vancouver          *       *          *        *          *                *        *        *                *
7015 Quebec             *       *          *        *          *                *        *        *                *
                                                                                    -------                   -------
     Totals          1.35%  -4.73%      12.3%    12.6%      12.2%                   $ 7,230      0%           $4,566
                                                                                    =======                   =======

                                                                                             Writedown        $2,664
   15 Bradenton         *       *
   18 Port St.
      Lucie             *       *
1000 Delray Beach       *       *
1002 Milwaukee          *       *
1003 Sun Praire         *       *
1005 Ft.
Lauderdale              *       *
1007 WPG                *       *
1008 Neenah             *       *
1010 BCD Cargo          *       *
1012 Chicago            *       *
1016 Tampa              *       *
1022                    *       *
1026 Oskosh             *       *
1029 Boynton Beach      *       *
1030                    *       *
1031 Amesbury           *       *
1033 Copymax            *       *
3047 Sacramento         *       *
3051                    *       *

     Totals

                          Both Up
                       Royalty up
                         Paper Up
                        Both Down

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                                           System Sales                                        Compound Growth
                          ----------------------------------------------------------------------------- ---------------------------
                                      Actual                                    Projected                          Actual
                          ------------------------------------   -------------------------------------- ---------------------------
Plant Location               FY 1999      FY 2000     FY 2001         FY2002     FY 2003        FY 2004  FY2000   FY2001  5 m FY02
-----------------------------------------------------------------------------------------------------------------------------------
    1 Fort Lauderdale            *          *            *             *          *              *         *         *       *
    2 Port St. Lucie             *          *            *             *          *              *         *         *       *
    7 Miami                      *          *            *             *          *              *         *         *       *
    8 Orlando                    *          *            *             *          *              *         *         *       *
    9 Tampa                      *          *            *             *          *              *         *         *       *
   10 Jacksonville               *          *            *             *          *              *         *         *       *
   12 Mobile                     *          *            *             *          *              *         *         *       *
   13 Jackson                    *          *            *             *          *              *         *         *       *
   14 Metairie                   *          *            *             *          *              *         *         *       *
 1010 Argentina                  *          *            *             *          *              *         *         *       *
 2010 Holbrook                   *          *            *             *          *              *         *         *       *
 2011 Egg Harbor                 *          *            *             *          *              *         *         *       *
 2012 Garden City Park           *          *            *             *          *              *         *         *       *
 2019 College Park               *          *            *             *          *              *         *         *       *
 2021 Norristown                 *          *            *             *          *              *         *         *       *
 2026 Beltsville                 *          *            *             *          *              *         *         *       *
 2029 Norfolk                    *          *            *             *          *              *         *         *       *
 2030 Memphis                    *          *            *             *          *              *         *         *       *
 2033 Greensboro                 *          *            *             *          *              *         *         *       *
 2034 Nashville                  *          *            *             *          *              *         *         *       *
 2035 Charlotte                  *          *            *             *          *              *         *         *       *
 2036 Syracuse                   *          *            *             *          *              *         *         *       *
 2037 Richmond                   *          *            *             *          *              *         *         *       *
 2038 Pittsburgh                 *          *            *             *          *              *         *         *       *
 2039 Valley Cottage             *          *            *             *          *              *         *         *       *
 2040 Raleigh                    *          *            *             *          *              *         *         *       *
 2042 Columbia                   *          *            *             *          *              *         *         *       *
 2043 Waterbury                  *          *            *             *          *              *         *         *       *
 2044 Philadelphia1a             *          *            *             *          *              *         *         *       *
 2046 Upper Saddle Riv           *          *            *             *          *              *         *         *       *
 2048 Rhode Island               *          *            *             *          *              *         *         *       *
 2049 Louisville                 *          *            *             *          *              *         *         *       *
 2050 Central NJ                 *          *            *             *          *              *         *         *       *
 2051 Merrimack                  *          *            *             *          *              *         *         *       *
 2052 Norcross                   *          *            *             *          *              *         *         *       *
 2053 Marietta                   *          *            *             *          *              *         *         *       *
 2054 New York                   *          *            *             *          *              *         *         *       *
 3009 Tucson                     *          *            *             *          *              *         *         *       *
 3013 Costa Mesa                 *          *            *             *          *              *         *         *       *
 3014 Laguna Hills               *          *            *             *          *              *         *         *       *
 3017 Phoenix East               *          *            *             *          *              *         *         *       *
 3019 Seattle                    *          *            *             *          *              *         *         *       *
 3022 Colorado                   *          *            *             *          *              *         *         *       *
 3023 Rohnert Park               *          *            *             *          *              *         *         *       *
 3024 Las Vegas                  *          *            *             *          *              *         *         *       *
 3027 Albuquerque                *          *            *             *          *              *         *         *       *
 3028 Anaheim                    *          *            *             *          *              *         *         *       *
 3030 San Diego                  *          *            *             *          *              *         *         *       *
 3031 Phoenix West               *          *            *             *          *              *         *         *       *
 3033 Salt Lake City             *          *            *             *          *              *         *         *       *
 3037 Portland                   *          *            *             *          *              *         *         *       *
 3038 Upland                     *          *            *             *          *              *         *         *       *
 3039 San Francisco              *          *            *             *          *              *         *         *       *
 3040 San Marcos                 *          *            *             *          *              *         *         *       *
 3045 Hawaii                     *          *            *             *          *              *         *         *       *
 3048 Spokane                    *          *            *             *          *              *         *         *       *
 3049 Concord                    *          *            *             *          *              *         *         *       *
 3051 Gardena                    *          *            *             *          *              *         *         *       *
 4000 Addison                    *          *            *             *          *              *         *         *       *
 4001 Columbus                   *          *            *             *          *              *         *         *       *
 4014 Indiana                    *          *            *             *          *              *         *         *       *
 4017 Erlanger                   *          *            *             *          *              *         *         *       *
 4022 Toledo                     *          *            *             *          *              *         *         *       *
 4024 St. Louis                  *          *            *             *          *              *         *         *       *
 4026 Rockford                   *          *            *             *          *              *         *         *       *
 4027 Waukegan                   *          *            *             *          *              *         *         *       *
 4028 Detroit                    *          *            *             *          *              *         *         *       *
 4029 Minneapolis                *          *            *             *          *              *         *         *       *
 4031 Des Moines                 *          *            *             *          *              *         *         *       *
 4032 Milwaukee                  *          *            *             *          *              *         *         *       *
 4033 Brookfield                 *          *            *             *          *              *         *         *       *


                                    Projected           Actual Projected              Projected Net Royalties       Actual Sales
                            -------------------------- ------- ---------  Effective  ------------------------- ---------------------
Plant Location               FY 2002  FY 2003   FY2004 '99-'01  '99-'04   Royalty %  FY 2002  FY 2003 FY 2004   5 m FY02  5 m FY 01
----------------------      -------- -------- -------- ------- ---------- --------- -------- -------- -------- ---------- ----------
    1 Fort Lauderdale           *        *        *       *         *        *           *         *      *          *         *
    2 Port St. Lucie            *        *        *       *         *        *           *         *      *          *         *
    7 Miami                     *        *        *       *         *        *           *         *      *          *         *
    8 Orlando                   *        *        *       *         *        *           *         *      *          *         *
    9 Tampa                     *        *        *       *         *        *           *         *      *          *         *
   10 Jacksonville              *        *        *       *         *        *           *         *      *          *         *
   12 Mobile                    *        *        *       *         *        *           *         *      *          *         *
   13 Jackson                   *        *        *       *         *        *           *         *      *          *         *
   14 Metairie                  *        *        *       *         *        *           *         *      *          *         *
 1010 Argentina                 *        *        *       *         *        *           *         *      *          *         *
 2010 Holbrook                  *        *        *       *         *        *           *         *      *          *         *
 2011 Egg Harbor                *        *        *       *         *        *           *         *      *          *         *
 2012 Garden City Park          *        *        *       *         *        *           *         *      *          *         *
 2019 College Park              *        *        *       *         *        *           *         *      *          *         *
 2021 Norristown                *        *        *       *         *        *           *         *      *          *         *
 2026 Beltsville                *        *        *       *         *        *           *         *      *          *         *
 2029 Norfolk                   *        *        *       *         *        *           *         *      *          *         *
 2030 Memphis                   *        *        *       *         *        *           *         *      *          *         *
 2033 Greensboro                *        *        *       *         *        *           *         *      *          *         *
 2034 Nashville                 *        *        *       *         *        *           *         *      *          *         *
 2035 Charlotte                 *        *        *       *         *        *           *         *      *          *         *
 2036 Syracuse                  *        *        *       *         *        *           *         *      *          *         *
 2037 Richmond                  *        *        *       *         *        *           *         *      *          *         *
 2038 Pittsburgh                *        *        *       *         *        *           *         *      *          *         *
 2039 Valley Cottage            *        *        *       *         *        *           *         *      *          *         *
 2040 Raleigh                   *        *        *       *         *        *           *         *      *          *         *
 2042 Columbia                  *        *        *       *         *        *           *         *      *          *         *
 2043 Waterbury                 *        *        *       *         *        *           *         *      *          *         *
 2044 Philadelphia1a            *        *        *       *         *        *           *         *      *          *         *
 2046 Upper Saddle Riv          *        *        *       *         *        *           *         *      *          *         *
 2048 Rhode Island              *        *        *       *         *        *           *         *      *          *         *
 2049 Louisville                *        *        *       *         *        *           *         *      *          *         *
 2050 Central NJ                *        *        *       *         *        *           *         *      *          *         *
 2051 Merrimack                 *        *        *       *         *        *           *         *      *          *         *
 2052 Norcross                  *        *        *       *         *        *           *         *      *          *         *
 2053 Marietta                  *        *        *       *         *        *           *         *      *          *         *
 2054 New York                  *        *        *       *         *        *           *         *      *          *         *
 3009 Tucson                    *        *        *       *         *        *           *         *      *          *         *
 3013 Costa Mesa                *        *        *       *         *        *           *         *      *          *         *
 3014 Laguna Hills              *        *        *       *         *        *           *         *      *          *         *
 3017 Phoenix East              *        *        *       *         *        *           *         *      *          *         *
 3019 Seattle                   *        *        *       *         *        *           *         *      *          *         *
 3022 Colorado                  *        *        *       *         *        *           *         *      *          *         *
 3023 Rohnert Park              *        *        *       *         *        *           *         *      *          *         *
 3024 Las Vegas                 *        *        *       *         *        *           *         *      *          *         *
 3027 Albuquerque               *        *        *       *         *        *           *         *      *          *         *
 3028 Anaheim                   *        *        *       *         *        *           *         *      *          *         *
 3030 San Diego                 *        *        *       *         *        *           *         *      *          *         *
 3031 Phoenix West              *        *        *       *         *        *           *         *      *          *         *
 3033 Salt Lake City            *        *        *       *         *        *           *         *      *          *         *
 3037 Portland                  *        *        *       *         *        *           *         *      *          *         *
 3038 Upland                    *        *        *       *         *        *           *         *      *          *         *
 3039 San Francisco             *        *        *       *         *        *           *         *      *          *         *
 3040 San Marcos                *        *        *       *         *        *           *         *      *          *         *
 3045 Hawaii                    *        *        *       *         *        *           *         *      *          *         *
 3048 Spokane                   *        *        *       *         *        *           *         *      *          *         *
 3049 Concord                   *        *        *       *         *        *           *         *      *          *         *
 3051 Gardena                   *        *        *       *         *        *           *         *      *          *         *
 4000 Addison                   *        *        *       *         *        *           *         *      *          *         *
 4001 Columbus                  *        *        *       *         *        *           *         *      *          *         *
 4014 Indiana                   *        *        *       *         *        *           *         *      *          *         *
 4017 Erlanger                  *        *        *       *         *        *           *         *      *          *         *
 4022 Toledo                    *        *        *       *         *        *           *         *      *          *         *
 4024 St. Louis                 *        *        *       *         *        *           *         *      *          *         *
 4026 Rockford                  *        *        *       *         *        *           *         *      *          *         *
 4027 Waukegan                  *        *        *       *         *        *           *         *      *          *         *
 4028 Detroit                   *        *        *       *         *        *           *         *      *          *         *
 4029 Minneapolis               *        *        *       *         *        *           *         *      *          *         *
 4031 Des Moines                *        *        *       *         *        *           *         *      *          *         *
 4032 Milwaukee                 *        *        *       *         *        *           *         *      *          *         *
 4033 Brookfield                *        *        *       *         *        *           *         *      *          *         *

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                                            System Sales
                          --------------------------------------------------------------------------------
                                           Actual                                   Projected
                          --------------------------------------       -----------------------------------
Plant  Location           FY 1999       FY 2000        FY 2001           FY2002     FY 2003       FY 2004
-----  -------------   ------------  ------------   ------------    ------------  -----------  -----------
4034  Kansas City                 *             *              *               *            *            *
4035  Akron                       *             *              *               *            *            *
4036  Cleveland                   *             *              *               *            *            *
6007  San Antonio                 *             *              *               *            *            *
6009  Houston                     *             *              *               *            *            *
6011  Oklahoma City               *             *              *               *            *            *
6012  Dallas                      *             *              *               *            *            *
6014  Austin                      *             *              *               *            *            *
7001  Mississauga                 *             *              *               *            *            *
7002  Toronto                     *             *              *               *            *            *
7004  Kitchener                   *             *              *               *            *            *
7007  Ottawa                      *             *              *               *            *            *
7008  Calgary                     *             *              *               *            *            *
7009  Atlantic Canada             *             *              *               *            *            *
7010  Vancouver                   *             *              *               *            *            *
7015  Quebec                      *             *              *               *            *            *
                       ------------  ------------   ------------    ------------  -----------  -----------
      Totals           $105,328,121  $107,685,767   $107,185,301    $101,551,214  $94,688,309  $93,826,516
                       ============  ============   ============    ============  ===========  ===========
 15   Bradenton                   -             -              -               -            -            -
 18   Port St. Lucie              -             -              -               -            -            -
1000  Delray Beach                -             -              -               -            -            -
1002  Milwaukee                   -             -              -               -            -            -
1003  Sun Praire                  -             -              -               -            -            -
1005  Ft. Lauderdale              -             -              -               -            -            -
1007  WPG                         -             -              -               -            -            -
1008  Neenah                      -             -              -               -            -            -
1010  BCD Cargo                   -             -              -               -            -            -
1012  Chicago                     -             -              -               -            -            -
1016  Tampa                       -             -              -               -            -            -
1022                              -             -              -               -            -            -
1026  Oskosh                      -             -              -               -            -            -
1029  Boynton Beach               -             -              -               -            -            -
1030                              -             -              -               -            -            -
1031  Amesbury                    -             -              -               -            -            -
1033  Copymax                     -             -              -               -            -            -
3047  Sacramento                  -             -              -               -            -            -
3051                              -             -              -               -            -            -
                       ------------  ------------   ------------    ------------  -----------  -----------
    Totals             $105,328,121  $107,685,767   $107,185,301    $101,551,214  $94,688,???  $93,826,51?
                       ============  ============   ============    ============  ===========  ===========
10K Reported           $105,000,000  $107,000,000   $108,000,000
                       ============  ============   ============

High Plant             $  3,595,387  $  3,806,428   $ 83,723,336    $  3,663,390  $ 3,844,675  $ 4,036,909
Average Plant             1,210,668     1,237,767      1,232,015       1,167,255    1,088,371    1,078,466
Median Plant                972,334     1,045,389      1,125,191       1,007,49?      914,929      875,628
Low Plant                    12,785             -         68,330               -            -            -

Total Top 10 Plants    $ 27,029,595  $ 28,114,873   $ 27,146,357    $ 26,810,424  $27,156,727  $27,691,457
Total Top 20 Plants      45,156,73?    46,974,68?     46,045,66?      44,955,7??   45,064,845   45,611,84?
Total Top 30 Plants      59,478,45?    61,625,33?     60,668,06?      59,597,4??   59,648,8??   60,188,85?


As % of Total Plants
 Sales
Top 10 Plants                 25.7%         26.1%          25.3%           26.4%        28.7%        29.5%
Top 20 Plants                 42.9%         43.6%          43.0%           44.3%        47.6%        48.6%
Top 30 Plants                 56.5%         57.2%          56.6%           58.7%        63.0%        64.1%


As % of Plants
Number of Plants                 87            86             87              83           74           74
Top 10 Plants                 11.5%         11.6%          11.5%           12.0%        13.5%        13.5%
Top 20 Plants                 23.0%         23.3%          23.0%           24.1%        27.0%        27.0%
Top 30 Plants                 34.5%         34.9%          34.5%           36.1%        40.5%        40.5%



                                                        Growth                             Compound Growth
                             -----------------------------------------------------------   ----------------
                                         Actual                       Projected            Actual  Projected
                             ----------------------------   ----------------------------   ------  ---------  Effective
Plant  Location             FY 2000    FY 2001   5 m FY02    FY 2002   FY 2003   FY 2004   '99-'0?  '99-'04   Royalty %
-----  ----------------     --------   --------  --------   --------  --------  --------   -------  --------  ---------
 4034  Kansas City                 *         *         *          *         *         *        *         *         *
 4035  Akron                       *         *         *          *         *         *        *         *         *
 4036  Cleveland                   *         *         *          *         *         *        *         *         *
 6007  San Antonio                 *         *         *          *         *         *        *         *         *
 6009  Houston                     *         *         *          *         *         *        *         *         *
 6011  Oklahoma City               *         *         *          *         *         *        *         *         *
 6012  Dallas                      *         *         *          *         *         *        *         *         *
 6014  Austin                      *         *         *          *         *         *        *         *         *
 7001  Mississauga                 *         *         *          *         *         *        *         *         *
 7002  Toronto                     *         *         *          *         *         *        *         *         *
 7004  Kitchener                   *         *         *          *         *         *        *         *         *
 7007  Ottawa                      *         *         *          *         *         *        *         *         *
 7008  Calgary                     *         *         *          *         *         *        *         *         *
 7009  Atlantic Canada             *         *         *          *         *         *        *         *         *
 7010  Vancouver                   *         *         *          *         *         *        *         *         *
 7015  Quebec                      *         *         *          *         *         *        *         *         *

       Totals                   2.24%    -0.46%    -5.05%     -5.26%    -6.76%    -0.91%    0.88%    -2.29%

  15   Bradenton                   *         *         *          *         *         *
  18   Port St. Lucie              *         *         *          *         *         *
 1000  Delray Beach                *         *         *          *         *         *
 1002  Milwaukee                   *         *         *          *         *         *
 1003  Sun Praire                  *         *         *          *         *         *
 1005  Ft. Lauderdale              *         *         *          *         *         *
 1007  WPG                         *         *         *          *         *         *
 1008  Neenah                      *         *         *          *         *         *
 1010  BCD Cargo                   *         *         *          *         *         *
 1012  Chicago                     *         *         *          *         *         *
 1016  Tampa                       *         *         *          *         *         *
 1022                              *         *         *          *         *         *
 1026  Oskosh                      *         *         *          *         *         *
 1029  Boynton Beach               *         *         *          *         *         *
 1030                              *         *         *          *         *         *
 1031  Amesbury                    *         *         *          *         *         *
 1033  Copymax                     *         *         *          *         *         *
 3047  Sacramento                  *         *         *          *         *         *
 3051                              *         *         *          *         *         *

     Totals                     2.24%    -0.46%    -5.01%     -5.26%    -6.76%    -0.91%

 10K Reported


 High Plant                     5.87%    -2.18%        na      4.95%     4.95%     5.00%    1.76%     2.34%
 Average Plant                  2.24%    -0.46%        na     -6.76%    -6.76%    -0.91%    0.88%    -2.29%
 Median Plant                   7.51%     7.63%        na     -9.19%    -9.19%    -4.30%    7.57%    -2.07%
 Low Plant                   -100.00%        na        na         na        na        na  131.18%  -100.00%

 Total Top 10 Plants            4.02%    -3.44%        na      1.29%     1.29%     1.97%    0.22%     0.49%
 Total Top 20 Plants            4.03%    -1.98%        na      0.24%     0.24%     1.21%    0.98%     0.20%
 Total Top 30 Plants            3.61%    -1.55%        na      0.09%     0.09%     0.91%    1.00%     0.24%

 As % of Total Plants
  Sales
 Top 10 Plants
 Top 20 Plants
 Top 30 Plants


 As % of Plants
 Number of Plants
 Top 10 Plants
 Top 20 Plants
 Top 30 Plants



                                                                 Projected Net Royalties               Actual Sales
                                                           -------------------------------------   -------------------------
Plant  Location                                              FY2002        FY2003        FY2004      5 m FY02      5 m FY01
-----  ----------------                                    ---------     ---------     ---------   -----------   -----------
 4034  Kansas City                                                 *             *             *             *             *
 4035  Akron                                                       *             *             *             *             *
 4036  Cleveland                                                   *             *             *             *             *
 6007  San Antonio                                                 *             *             *             *             *
 6009  Houston                                                     *             *             *             *             *
 6011  Oklahoma City                                               *             *             *             *             *
 6012  Dallas                                                      *             *             *             *             *
 6014  Austin                                                      *             *             *             *             *
 7001  Mississauga                                                 *             *             *             *             *
 7002  Toronto                                                     *             *             *             *             *
 7004  Kitchener                                                   *             *             *             *             *
 7007  Ottawa                                                      *             *             *             *             *
 7008  Calgary                                                     *             *             *             *             *
 7009  Atlantic Canada                                             *             *             *             *             *
 7010  Vancouver                                                   *             *             *             *             *
 7015  Quebec                                                      *             *             *             *             *

       Totals                                              5,277,154     4,937,202     4,889,383   $42,779,499   $45,053,863

  15   Bradenton                                                                                             *             *
  18   Port St. Lucie                                                                                        *             *
 1000  Delray Beach                                                                                          *             *
 1002  Milwaukee                                                                                             *             *
 1003  Sun Praire                                                                                            *             *
 1005  Ft. Lauderdale                                                                                        *             *
 1007  WPG                                                                                                   *             *
 1008  Neenah                                                                                                *             *
 1010  BCD Cargo                                                                                             *             *
 1012  Chicago                                                                                               *             *
 1016  Tampa                                                                                                 *             *
 1022                                                                                                        *             *
 1026  Oskosh                                                                                                *             *
 1029  Boynton Beach                                                                                         *             *
 1030                                                                                                        *             *
 1031  Amesbury                                                                                              *             *
 1033  Copymax                                                                                               *             *
 3047  Sacramento                                                                                            *             *
 3051                                                                                                        *             *
                                                                                                  ------------   -----------
     Totals                                                                                       $ 42,897,711   $45,161,173
                                                                                                  ============   ===========
 10K Reported


 High Plant
 Average Plant
 Median Plant
 Low Plant

 Total Top 10 Plants
 Total Top 20 Plants
 Total Top 30 Plants

 As % of Total Plants Sales      Less Canadian Exch         (120,000)      (60,000)      (60,000)
                                                          ----------   -----------    ----------
 Top 10 Plants
 Top 20 Plants                   Net royalty              $5,157,154   $ 4,877,202    $4,829,383
 Top 30 Plants                                            ==========   ===========    ==========
                                 Eff royalty rate              5.08%         5.15%         5.15%
                                                          ==========   ===========    ==========
 As % of Plants
 Number of Plants
 Top 10 Plants
 Top 20 Plants
 Top 30 Plants

BCT International, Inc.
Actual and Projected Paper Sales

                                                                       Paper Sales
                           ---------------------------------------------------------------------------------- --------
                                          Actual                      Projected
                           ---------------------------------------------------------------------------------- --------
 Plant       Location       FY 1999      FY 2000         FY 2001        FY2002         FY 2003       FY 2004   FY 2000
------------------------------------------------------------------------------------------------------------- --------
   1 Fort Lauderdale       $    --             *               *             *               *             *         *
   2 Port St Lucie              --             *               *             *               *             *         *
   7 Miami                      --             *               *             *               *             *         *
   8 Orlando                    --             *               *             *               *             *         *
   9 Tampa                      --             *               *             *               *             *         *
  10 Jacksonville               --             *               *             *               *             *         *
  12 Mobile                     --             *               *             *               *             *         *
  13 Jackson                    --             *               *             *               *             *         *
  14 Metairie                   --             *               *             *               *             *         *
1010 Argentina                  --             *               *             *               *             *         *
2010 Holbrook                   --             *               *             *               *             *         *
2011 Egg Harbor                 --             *               *             *               *             *         *
2012 Garden City Park           --             *               *             *               *             *         *
2019 College Park               --             *               *             *               *             *         *
2021 Norristown                 --             *               *             *               *             *         *
2026 Beltsville                 --             *               *             *               *             *         *
2029 Norfolk                    --             *               *             *               *             *         *
2030 Memphis                    --             *               *             *               *             *         *
2033 Greensboro                 --             *               *             *               *             *         *
2034 Nashville                  --             *               *             *               *             *         *
2035 Charlotte                  --             *               *             *               *             *         *
2036 Syracuse                   --             *               *             *               *             *         *
2037 Richmond                   --             *               *             *               *             *         *
2038 Pittsburgh                 --             *               *             *               *             *         *
2039 Valley Cottage             --             *               *             *               *             *         *
2040 Raleigh                    --             *               *             *               *             *         *
2042 Columbia                   --             *               *             *               *             *         *
2043 Waterbury                  --             *               *             *               *             *         *
2044 Philadelphia               --             *               *             *               *             *         *
2046 Upper Saddle Riv           --             *               *             *               *             *         *
2048 Rhode Island               --             *               *             *               *             *         *
2049 Louisville                 --             *               *             *               *             *         *
2050 Central NJ                 --             *               *             *               *             *         *
2051 Merrimack                  --             *               *             *               *             *         *
2052 Norcross                   --             *               *             *               *             *         *
2053 Marietta                   --             *               *             *               *             *         *
2054 New York                   --             *               *             *               *             *         *
3009 Tucson                     --             *               *             *               *             *         *
3013 Costa Mesa                 --             *               *             *               *             *         *
3014 Laguna Hills               --             *               *             *               *             *         *
3017 Phoenix East               --             *               *             *               *             *         *
3019 Seattle                    --             *               *             *               *             *         *
3022 Colorado                   --             *               *             *               *             *         *
3023 Rohnert Park               --             *               *             *               *             *         *
3024 Las Vegas                  --             *               *             *               *             *         *
3027 Albuquerque                --             *               *             *               *             *         *
3028 Anaheim                    --             *               *             *               *             *         *
3030 San Diego                  --             *               *             *               *             *         *
3031 Phoenix West               --             *               *             *               *             *         *
3033 Salt Lake City             --             *               *             *               *             *         *
3037 Portland                   --             *               *             *               *             *         *
3038 Upland                     --             *               *             *               *             *         *
3039 San Francisco              --             *               *             *               *             *         *
3040 San Marcos                 --             *               *             *               *             *         *
3045 Hawaii                     --             *               *             *               *             *         *
3048 Spokane                    --             *               *             *               *             *         *
3049 Concord                    --             *               *             *               *             *         *
3051 Gardena                    --             *               *             *               *             *         *
4000 Addison                    --             *               *             *               *             *         *
4001 Columbus                   --             *               *             *               *             *         *
4014 Indiana                    --             *               *             *               *             *         *
4017 Erlanger                   --             *               *             *               *             *         *
4022 Toledo                     --             *               *             *               *             *         *
4024 St. Louis                  --             *               *             *               *             *         *
4026 Rockford                   --             *               *             *               *             *         *
4027 Waukegan                   --             *               *             *               *             *         *
4028 Detroit                    --             *               *             *               *             *         *
4029 Minneapolis                --             *               *             *               *             *         *
4031 Des Moines                 --             *               *             *               *             *         *
4032 Milwaukee                  --             *               *             *               *             *         *
4033 Brookfield                 --             *               *             *               *             *         *

                                             Growth                                   Compound Growth
                           -----------------------------------------------------------------------------
                            Actual                         Projected                Actual    Projected           Actual Sales
                           -----------------------------------------------------------------------------    -----------------------
                            FY 2001    5 m FY02   FY 2002   FY 2003    FY 2004     '00-'01     '00-'04        5m FY02      5 m FY01
                           -----------------------------------------------------------------------------    -----------------------
   1 Fort Lauderdale              *           *         *         *          *           *           *              *      *
   2 Port St Lucie                *           *         *         *          *           *           *              *      *
   7 Miami                        *           *         *         *          *           *           *              *      *
   8 Orlando                      *           *         *         *          *           *           *              *      *
   9 Tampa                        *           *         *         *          *           *           *              *      *
  10 Jacksonville                 *           *         *         *          *           *           *              *      *
  12 Mobile                       *           *         *         *          *           *           *              *      *
  13 Jackson                      *           *         *         *          *           *           *              *      *
  14 Metairie                     *           *         *         *          *           *           *              *      *
1010 Argentina                    *           *         *         *          *           *           *              *      *
2010 Holbrook                     *           *         *         *          *           *           *              *      *
2011 Egg Harbor                   *           *         *         *          *           *           *              *      *
2012 Garden City Park             *           *         *         *          *           *           *              *      *
2019 College Park                 *           *         *         *          *           *           *              *      *
2021 Norristown                   *           *         *         *          *           *           *              *      *
2026 Beltsville                   *           *         *         *          *           *           *              *      *
2029 Norfolk                      *           *         *         *          *           *           *              *      *
2030 Memphis                      *           *         *         *          *           *           *              *      *
2033 Greensboro                   *           *         *         *          *           *           *              *      *
2034 Nashville                    *           *         *         *          *           *           *              *      *
2035 Charlotte                    *           *         *         *          *           *           *              *      *
2036 Syracuse                     *           *         *         *          *           *           *              *      *
2037 Richmond                     *           *         *         *          *           *           *              *      *
2038 Pittsburgh                   *           *         *         *          *           *           *              *      *
2039 Valley Cottage               *           *         *         *          *           *           *              *      *
2040 Raleigh                      *           *         *         *          *           *           *              *      *
2042 Columbia                     *           *         *         *          *           *           *              *      *
2043 Waterbury                    *           *         *         *          *           *           *              *      *
2044 Philadelphia                 *           *         *         *          *           *           *              *      *
2046 Upper Saddle Riv             *           *         *         *          *           *           *              *      *
2048 Rhode Island                 *           *         *         *          *           *           *              *      *
2049 Louisville                   *           *         *         *          *           *           *              *      *
2050 Central NJ                   *           *         *         *          *           *           *              *      *
2051 Merrimack                    *           *         *         *          *           *           *              *      *
2052 Norcross                     *           *         *         *          *           *           *              *      *
2053 Marietta                     *           *         *         *          *           *           *              *      *
2054 New York                     *           *         *         *          *           *           *              *      *
3009 Tucson                       *           *         *         *          *           *           *              *      *
3013 Costa Mesa                   *           *         *         *          *           *           *              *      *
3014 Laguna Hills                 *           *         *         *          *           *           *              *      *
3017 Phoenix East                 *           *         *         *          *           *           *              *      *
3019 Seattle                      *           *         *         *          *           *           *              *      *
3022 Colorado                     *           *         *         *          *           *           *              *      *
3023 Rohnert Park                 *           *         *         *          *           *           *              *      *
3024 Las Vegas                    *           *         *         *          *           *           *              *      *
3027 Albuquerque                  *           *         *         *          *           *           *              *      *
3028 Anaheim                      *           *         *         *          *           *           *              *      *
3030 San Diego                    *           *         *         *          *           *           *              *      *
3031 Phoenix West                 *           *         *         *          *           *           *              *      *
3033 Salt Lake City               *           *         *         *          *           *           *              *      *
3037 Portland                     *           *         *         *          *           *           *              *      *
3038 Upland                       *           *         *         *          *           *           *              *      *
3039 San Francisco                *           *         *         *          *           *           *              *      *
3040 San Marcos                   *           *         *         *          *           *           *              *      *
3045 Hawaii                       *           *         *         *          *           *           *              *      *
3048 Spokane                      *           *         *         *          *           *           *              *      *
3049 Concord                      *           *         *         *          *           *           *              *      *
3051 Gardena                      *           *         *         *          *           *           *              *      *
4000 Addison                      *           *         *         *          *           *           *              *      *
4001 Columbus                     *           *         *         *          *           *           *              *      *
4014 Indiana                      *           *         *         *          *           *           *              *      *
4017 Erlanger                     *           *         *         *          *           *           *              *      *
4022 Toledo                       *           *         *         *          *           *           *              *      *
4024 St. Louis                    *           *         *         *          *           *           *              *      *
4026 Rockford                     *           *         *         *          *           *           *              *      *
4027 Waukegan                     *           *         *         *          *           *           *              *      *
4028 Detroit                      *           *         *         *          *           *           *              *      *
4029 Minneapolis                  *           *         *         *          *           *           *              *      *
4031 Des Moines                   *           *         *         *          *           *           *              *      *
4032 Milwaukee                    *           *         *         *          *           *           *              *      *
4033 Brookfield                   *           *         *         *          *           *           *              *      *

BCT International, Inc.
Actual and Projected Paper Sales

                                                       Paper Sales
                        ------------------------------------------------------------------------------------------------------------
                                        Actual                                   Projected                            Actual
                        ------------------------------------------------------------------------------------------------------------
  Plant Location            FY 1999       FY 2000       FY 2001      FY 2002           FY 2003      FY 2004   FY 2000    FY 2001
  ----------------------------------------------------------------------------------------------------------------------------------
   4034 Kansas City               -              *             *             *               *              *    na
   4035 Akron                     -              *             *             *               *              *    na
   4036 Cleveland                 -              *             *             *               *              *    na
   6007 San Antonio               -              *             *             *               *              *    na
   6009 Houston                   -              *             *             *               *              *    na
   6011 Oklahoma City             -              *             *             *               *              *    na
   6012 Dallas                    -              *             *             *               *              *    na
   6014 Austin                    -              *             *             *               *              *    na
   7001 Mississauga               -              *             *             *               *              *    na
   7002 Toronto                   -              *             *             *               *              *    na
   7004 Kitchener                 -              *             *             *               *              *    na
   7007 Ottawa                    -              *             *             *               *              *    na
   7008 Calgary                   -              *             *             *               *              *    na
   7009 Atlantic Canada           -              *             *             *               *              *    na
   7010 Vancouver                 -              *             *             *               *              *    na
   7015 Quebec                    -              *             *             *               *              *    na
        Totals          $         -    $13,275,597   $13,455,224   $12,557,761     $11,720,158   $ 10,938,423    na
                        ===========    ===========   ===========   ===========     ===========   ============

     15 Bradenton       $         -              *             *             *               *              *     *            *
     18 Port St. Lucie            -              *             *             *               *              *     *            *
   1000 Delray Beach              -              *             *             *               *              *     *            *
   1002 Milwaukee                 -              *             *             *               *              *     *            *
   1003 Sun Praire                -              *             *             *               *              *     *            *
   1005 Ft. Lauderdale            -              *             *             *               *              *     *            *
   1007 WPG                       -              *             *             *               *              *     *            *
   1008 Neenah                    -              *             *             *               *              *     *            *
   1010 BCD Cargo                 -              *             *             *               *              *     *            *
   1012 Chicago                   -              *             *             *               *              *     *            *
   1016 Tampa                     -              *             *             *               *              *     *            *
   1022                           -              *             *             *               *              *     *            *
   1026 Oskosh                    -              *             *             *               *              *     *            *
   1029 Boynton Beach             -              *             *             *               *              *     *            *
   1030                           -              *             *             *               *              *     *            *
   1031 Amesbury                  -              *             *             *               *              *     *            *
   1033 Copymax                   -              *             *             *               *              *     *            *
   3047 Sacremento                -              *             *             *               *              *     *            *
   3051                           -              *             *             *               *              *     *            *
                        -----------    -----------   -----------   -----------     -----------   ------------
        Totals          $         -    $13,641,759   $13,455,224   $12,557,761     $11,720,158   $ 10,938,423    na        -1.37%
                        ===========    ===========   ===========   ===========     ===========   ============
10K Reported            $12,817,000    $13,881,000   $13,424,000
                        ===========    ===========   ===========

High Plant              $         -       $562,184      $576,980      $538,495     $   502,578   $    469,056    na         2.63%
Average Plant                     -        152,593       154,658       144,342         134,714        125,729    na         1.35%
Median Plant                      -        126,770       132,394       123,563         115,322        107,630    na         4.44%
Low Plant                         -          9,193            73            68              64             59    na       -99.21%

Total Top 10 Plants     $         -     $3,831,955   $ 3,820,878    $3,566,025     $ 3,328,172   $  3,106,182    na        -0.29%
Total Top 20 Plants               -      6,142,096     6,192,476     5,779,438       5,393,949      5,034,173    na         0.82%
Total Top 30 Plants               -      7,966,964     8,050,597     7,513,622       7,012,464      6,544,732    na         1.05%

As % of Total
Plants Sales
Top 10 Plants                    na           28.9%         28.4%         28.4%           28.4%          28.4%
Top 20 Plants                    na           46.3%         46.0%         46.0%           46.0%          46.0%
Top 30 Plants                    na           60.0%         59.8%         59.8%           59.8%          59.8%

As% of Plants
Number of Plants                  -             87            87            87              87             87
Top 10 Plants                    na           11.5%         11.5%         11.5%           11.5%          11.5%
Top 20 Plants                    na           23.0%         23.0%         23.0%           23.0%          23.0%
Top 30 Plants                    na           34.5%         34.5%         34.5%           34.5%          34.5%


                              Growth                           Compound Growth
                            ----------------------------------------------------------------------------------
                                          Projected            Actual  Projected           Actual       Sales
                            ----------------------------------------------------------------------------------
  Plant Location            5m FY02    FY 2002  FY 2003    FY 2004  '00-'01   '00-'04     5m FY02     5m FY01
  ------------------------------------------------------------------------------------------------------------
   4034 Kansas City                *        *        *         *         *        *             *            *
   4035 Akron                      *        *        *         *         *        *             *            *
   4036 Cleveland                  *        *        *         *         *        *             *            *
   6007 San Antonio                *        *        *         *         *        *             *            *
   6009 Houston                    *        *        *         *         *        *             *            *
   6011 Oklahoma City              *        *        *         *         *        *             *            *
   6012 Dallas                     *        *        *         *         *        *             *            *
   6014 Austin                     *        *        *         *         *        *             *            *
   7001 Mississauga                *        *        *         *         *        *             *            *
   7002 Toronto                    *        *        *         *         *        *             *            *
   7004 Kitchener                  *        *        *         *         *        *             *            *
   7007 Ottawa                     *        *        *         *         *        *             *            *
   7008 Calgary                    *        *        *         *         *        *             *            *
   7009 Atlantic Canada            *        *        *         *         *        *             *            *
   7010 Vancouver                  *        *        *         *         *        *             *            *
   7015 Quebec                     *        *        *         *         *        *             *            *
        Totals                  16.7%   -6.67%   -6.67     -6.67%     1.35%   -4.73%   $5,231,871   $4,481,658
                                                                                       ==========   ==========

     15 Bradenton                  *        *        *         *                                *            *
     18 Port St. Lucie             *        *        *         *                                *            *
   1000 Delray Beach               *        *        *         *                                *            *
   1002 Milwaukee                  *        *        *         *                                *            *
   1003 Sun Praire                 *        *        *         *                                *            *
   1005 Ft. Lauderdale             *        *        *         *                                *            *
   1007 WPG                        *        *        *         *                                *            *
   1008 Neenah                     *        *        *         *                                *            *
   1010 BCD Cargo                  *        *        *         *                                *            *
   1012 Chicago                    *        *        *         *                                *            *
   1016 Tampa                      *        *        *         *                                *            *
   1022                            *        *        *         *                                *            *
   1026 Oskosh                     *        *        *         *                                *            *
   1029 Boynton Beach              *        *        *         *                                *            *
   1030                            *        *        *         *                                *            *
   1031 Amesbury                   *        *        *         *                                *            *
   1033 Copymax                    *        *        *         *                                *            *
   3047 Sacremento                 *        *        *         *                                *            *
   3051                            *        *        *         *                                *            *
                                                                                       ----------   ----------
        Totals                  17.2%   -6.67%   -6.67     -6.67%                      $5,293,372   $4,515,258
                                                                                       ==========   ==========
10K Reported

High Plant                       na     -6.67%  -6.67      -6.67%
Average Plant                    na     -6.67%  -6.67      -6.67%
Median Plant                     na     -6.67%  -6.67      -6.67%
Low Plant                        na     -6.67%  -6.67      -6.67%
Total Top 10 Plants              na     -6.67%  -6.67      -6.67%
Total Top 20 Plants              na     -6.67%  -6.67      -6.67%
Total Top 30 Plants              na     -6.67%  -6.67      -6.67%

As % of Total
Plants Sales
Top 10 Plants
Top 20 Plants
Top 30 Plants

As% of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants


 Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                            Actual                     Projected
                                    ------------------------  ------------------------------
                                    FY ended February 28/29,    FY ending February 28/29,
                                    ------------------------  ------------------------------
                                         2000       2001        2002      2003        2004
                                    ------------------------  ------------------------------
Revenue                              $  20,254    $   19,048  $ 17,995  $  16,893   $ 16,079
   Cost of Sales                        11,574        11,605    10,921     10,193      9,513
                                    ------------------------  ------------------------------
   Gross Margin                          8,680         7,443     7,074      6,700      6,566
   Operating Expenses                    6,619         6,455     6,369      5,934      6,009
                                    ------------------------  ------------------------------
EBITDA                                   2,061           988       705        766        557
   less: Deprec. & Amort.                  189           232       221        140        110
                                    ------------------------  ------------------------------
EBIT                                     1,872           756       484        626        447
   Income Taxes                            837           442       191        247        177
                                    ------------------------  ------------------------------
After-tax Income before                  1,035           314       293        379        271
Interest
   Add: Deprec. & Amort.                   189           232       221        140        110
   Add: (Used) Sourced by Net Wkg        1,695        (1,461)      127        154        124
   Cap.
   Less: Capital Expenditures              262           150       150        250        150
                                    ------------------------  ------------------------------
Free Cash Flows                      $   2,657    $   (1,065) $    491  $     423   $    355
                                    ========================  ==============================

Estimated Range of Enterprise Values

                      Discount          Terminal Revenue Multiple
                               -------------------------------------------------------------
                       Rate         0.10x     0.20x       0.30x    0.40x    0.50x     0.60x
                  --------------------------------------------------------------------------
                        15.0%    $  2,184  $  3,318 $    4,452 $  5,585  $  6,719  $   7,853
                        17.5%    $  2,096  $  3,170 $    4,245 $  5,319  $  6,393  $   7,468
                                                    -------------------
                        20.0%    $  2,014  $  3,033 $    4,052 $  5,072  $  6,091  $   7,110
                        22.5%    $  1,937  $  2,905 $    3,873 $  4,841  $  5,809  $   6,777
                                                    -------------------
                        25.0%    $  1,865  $  2,785 $    3,706 $  4,626  $  5,546  $   6,467
                        27.5%    $  1,797  $  2,673 $    3,549 $  4,425  $  5,301  $   6,177

                                                             ----------
                                           Average of Box      $  4,459
                                                             ----------

Estimated Range of Equity Values

                      Discount                    Terminal Revenue Multiple
                               -------------------------------------------------------------
                       Rate         0.10x     0.20x     0.30x    0.40x     0.50x     0.60x
                  --------------------------------------------------------------------------
                        15.0%    $  6,177  $  7,311 $    8,445 $  9,578  $ 10,712  $ 11,846
                        17.5%    $  6,089  $  7,163 $    8,238 $  9,312  $ 10,386  $ 11,461
                                                    -------------------
                        20.0%    $  6,007  $  7,026 $    8,045 $  9,065  $ 10,084  $ 11,103
                        22.5%    $  5,930  $  6,898 $    7,866 $  8,834  $  9,802  $ 10,770
                                                    -------------------
                        25.0%    $  5,858  $  6,778 $    7,699 $  8,619  $  9,539  $ 10,460
                        27.5%    $  5,790  $  6,666 $    7,542 $  8,418  $  9,294  $ 10,170

                                                             ----------
                                           Average of Box      $  8,452
                                                             ----------

                                               Terminal Value - Revenue Multiple

Terminal Values

                                       Terminal Revenue Multiple
                            ----------------------------------------------------------------
                                    0.10x     0.20x       0.30x    0.40x    0.50x     0.60x
                            ----------------------------------------------------------------

Revenue Terminal Value           $  1,608  $  3,216 $    4,824 $  6,432  $ 8,039   $ 9,647
                            ================================================================

Discounted Terminal Values as Percentage of Enterprise Values

                      Discount                   Terminal Revenue Multiple
                               -------------------------------------------------------------
                       Rate         0.10x     0.20x      0.30x      0.40x    0.50x     0.60x
                  --------------------------------------------------------------------------
                        15.0%        51.9%     68.3%      76.4%     81.2%    84.4%     86.6%
                        17.5%        51.3%     67.8%      75.9%     80.8%    84.0%     86.3%
                                                     -------------------
                        20.0%        50.6%     67.2%      75.5%     80.4%    83.7%     86.0%
                        22.5%        50.0%     66.7%      75.0%     80.0%    83.3%     85.7%
                                                     -------------------
                        25.0%        49.4%     66.1%      74.5%     79.6%    83.0%     85.4%
                        27.5%        48.7%     65.5%      74.0%     79.2%    82.6%     85.1%

                                                             ----------
                                           Average of Box         77.7%
                                                             ----------

Estimated Range of Equity Values per Share

                      Discount                  Terminal Revenue Multiple
                               -------------------------------------------------------------
                       Rate         0.10x     0.20x     0.30x    0.40x     0.50x     0.60x
                  --------------------------------------------------------------------------

                        15.0%    $   1.06  $   1.25 $     1.45 $   1.64  $  1.83   $    2.03
                        17.5%    $   1.04  $   1.23 $     1.41 $   1.59  $  1.78   $    1.96
                                                    -------------------
                        20.0%    $   1.03  $   1.20 $     1.38 $   1.55  $  1.73   $    1.90
                        22.5%    $   1.01  $   1.18 $     1.35 $   1.51  $  1.68   $    1.84
                                                    -------------------
                        25.0%    $   1.00  $   1.16 $     1.32 $   1.48  $  1.63   $    1.79
                        27.5%    $   0.99  $   1.14 $     1.29 $   1.44  $  1.59   $    1.74

                                                             ----------
                                           Average of Box      $   1.45
                                                             ----------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                               Actual                        Projected
                                      ------------------------  ------------------------------
                                      FY ended February 28/29,     FY ending February 28/29,
                                      ------------------------  ------------------------------
                                          2000        2001         2002      2003      2004
                                      ------------------------  -----------------------------
Revenue                               $    20,254  $  19,048    $ 17,995 $ 16,893   $   16,079
   Cost of Sales                           11,574     11,605      10,921   10,193        9,513
                                      ------------------------  ------------------------------
   Gross Margin                             8,680      7,443       7,074    6,700        6,566
   Operating Expenses                       6,619      6,455       6,369    5,934        6,009
                                      ------------------------  ------------------------------
EBITDA                                      2,061        988         705      766          557
   less: Deprec. & Amort.                     189        232         221      140          110
                                      ------------------------  ------------------------------
EBIT                                        1,872        756         484      626          447
   Income Taxes                               837        442         191      247          177
                                      ------------------------  ------------------------------
After-tax Income before Interest            1,035        314         293      379          271
   Add: Deprec. & Amort.                      189        232         221      140          110
   Add: (Used) Sourced by Net Wkg Cap.      1,695     (1,461)        127      154          124
   Less: Capital Expenditures                 262        150         150      250          150
                                       ---------------------     ------------------------------
Free Cash Flows                        $    2,657  $  (1,065)    $   491 $    423   $      355
                                       =====================     ==============================

Estimated Range of Enterprise Values

                Discount                           Terminal EBITDA Multiple
                               -----------------------------------------------------------
                 Rate             2.00x     2.50x    3.00x      3.25x     3.75x      4.25x
                --------------------------------------------------------------------------
                    15.0%      $  1,836  $  2,033 $    2,229 $  2,327  $  2,524  $   2,720
                    17.5%      $  1,766  $  1,952 $    2,138 $  2,232  $  2,418  $   2,604
                                                  -------------------
                    20.0%      $  1,701  $  1,877 $    2,054 $  2,142  $  2,319  $   2,496
                    22.5%      $  1,640  $  1,807 $    1,975 $  2,059  $  2,227  $   2,394
                                                  -------------------
                    25.0%      $  1,582  $  1,742 $    1,901 $  1,981  $  2,140  $   2,300
                    27.5%      $  1,528  $  1,680 $    1,832 $  1,908  $  2,060  $   2,211

                                                             --------
                                           Average of Box    $  2,058
                                                             --------

Estimated Range of Equity Values

                Discount                           Terminal EBITDA Multiple
                               -----------------------------------------------------------
                 Rate             2.00x     2.50x    3.00x      3.25x     3.75x      4.25x
                --------------------------------------------------------------------------
                    15.0%      $  5,829  $  6,026 $    6,222 $  6,320  $  6,517  $   6,713
                    17.5%      $  5,759  $  5,945 $    6,131 $  6,225  $  6,411  $   6,597
                                                  -------------------
                    20.0%      $  5,694  $  5,870 $    6,047 $  6,135  $  6,312  $   6,489
                    22.5%      $  5,633  $  5,800 $    5,968 $  6,052  $  6,220  $   6,387
                                                  -------------------
                    25.0%      $  5,575  $  5,735 $    5,894 $  5,974  $  6,133  $   6,293
                    27.5%      $  5,521  $  5,673 $    5,825 $  5,901  $  6,053  $   6,204

                                                             --------
                                           Average of Box    $  6,051
                                                             --------


                                                --------------------------------
                                                Terminal Value - EBITDA Multiple
                                                --------------------------------

Terminal Values

                                        Terminal EBITDA Multiple
                       ---------------------------------------------------------
                           2.00x     2.50x     3.00x  3.25x     3.75x     4.25x
                       ---------------------------------------------------------
EBITDA Terminal Value     $ 1,114   $ 1,393 $ 1,672  $ 1,811  $ 2,090   $ 2,368
                       =========================================================

Discounted Terminal Values as Percentage of Enterprise Values

                Discount                           Terminal EBITDA Multiple
                               -----------------------------------------------------------
                 Rate             2.00x     2.50x      3.00x     3.25x     3.75x     4.25x
                --------------------------------------------------------------------------
                     15.0%        60.7%     48.3%      52.9%     54.9%     58.4%     61.4%
                     17.5%        42.2%     47.7%      52.2%     54.2%     57.7%     60.8%
                                                       --------------
                     20.0%        41.5%     47.0%      51.6%     53.6%     57.1%     60.2%
                     22.5%        40.9%     46.4%      51.0%     53.0%     56.5%     59.5%
                                                       --------------
                     25.0%        40.3%     45.8%      50.3%     52.3%     55.9%     58.9%
                     27.5%        39.7%     45.2%      49.7%     51.7%     55.3%     58.3%

                                                             --------
                                           Average of Box        52.3%
                                                             --------

Estimated Range of Equity Values per Share

                Discount                           Terminal EBITDA Multiple
                               ----------------------------------------------------------------
                  Rate                2.00x      2.50x    3.00x    3.25x     3.75x       4.25x
                -------------------------------------------------------------------------------
                    15.0%        $     1.00  $   1.03  $   1.06 $    1.08  $   1.12  $     1.15
                    17.5%        $     0.99  $   1.02  $   1.05 $    1.07  $   1.10  $     1.13
                                                       ------------------
                    20.0%        $     0.97  $   1.00  $   1.03 $    1.05  $   1.08  $     1.11
                    22.5%        $     0.96  $   0.99  $   1.02 $    1.04  $   1.06  $     1.09
                                                       ------------------
                    25.0%        $     0.95  $   0.98  $   1.01 $    1.02  $   1.05  $     1.08
                    27.5%        $     0.94  $   0.97  $   1.00 $    1.01  $   1.04  $     1.06

                                                                ---------
                                           Average of Box       $    1.04
                                                                ---------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                          Actual                         Projected
                                   ------------------------   -------------------------------
                                   FY ended February 28/29,         FY ending February 28/29,
                                   ------------------------   -------------------------------
                                        2000         2001        2002      2003      2004
                                   ------------------------   -------------------------------
Revenue                             $   20,254   $   19,048   $ 17,995  $ 16,893    $ 16,079
   Cost of Sales                        11,574       11,605     10,921    10,193       9,513
                                   ------------------------   ------------------------------
   Gross Margin                          8,680        7,443      7,074     6,700       6,566
   Operating Expenses                    6,619        6,455      6,369     5,934       6,009
                                   ------------------------   ------------------------------
EBITDA                                   2,061          988        705       766         557
   less: Deprec. & Amort.                  189          232        221       140         110
                                   ------------------------   ------------------------------
EBIT                                     1,872          756        484       626         447
   Income Taxes                            837          442        191       247         177
                                   ------------------------   ------------------------------
After-tax Income before Interest         1,035          314        293       379         271
   Add: Deprec. & Amort.                   189          232        221       140         110
   Add: (Used) Sourced by Net Wkg
    Cap                                  1,695       (1,461)       127       154         124
   Less: Capital Expenditures              262          150        150       250         150
                                    -----------------------   ------------------------------
Free Cash Flows                     $    2,657   $   (1,065)  $    491  $    423    $    355
                                    =======================   ==============================

Estimated Range of Enterprise Values

                 Discount                         Terminal Perpetual Growth Rates
                             ---------------------------------------------------------------
                   Rate             4.00%    4.25%     4.50%     4.75%    5.00%      5.25%
             -------------------------------------------------------------------------------
                      15.0%        $  4,765 $  4,860  $  4,961  $  5,066 $  5,176  $   5,292
                      17.5%        $  3,890 $  3,951  $  4,014  $  4,080 $  4,149  $   4,220
                                                      ------------------
                      20.0%        $  3,290 $  3,332  $  3,376  $  3,421 $  3,467  $   3,515
                      22.5%        $  2,855 $  2,885  $  2,916  $  2,948 $  2,982  $   3,016
                                                      ------------------
                      25.0%        $  2,524 $  2,547  $  2,570  $  2,594 $  2,619  $   2,644
                      27.5%        $  2,265 $  2,282  $  2,301  $  2,319 $  2,338  $   2,357

                                                                --------
                                              Average of Box    $  3,165
                                                                --------

Estimated Range of Equity Values

                 Discount                        Terminal Perpetual Growth Rates
                             ---------------------------------------------------------------
                   Rate              4.00%     4.25%     4.50%      4.75%    5.00%    5.25%
             -------------------------------------------------------------------------------
                      15.0%        $  8,758 $  8,853  $  8,954  $  9,059 $  9,169  $   9,285
                      17.5%        $  7,883 $  7,944  $  8,007  $  8,073 $  8,142  $   8,213
                                                      ------------------
                      20.0%        $  7,283 $  7,325  $  7,369  $  7,414 $  7,460  $   7,508
                      22.5%        $  6,848 $  6,878  $  6,909  $  6,941 $  6,975  $   7,009
                                                      ------------------
                      25.0%        $  6,517 $  6,540  $  6,563  $  6,587 $  6,612  $   6,637
                      27.5%        $  6,258 $  6,275  $  6,294  $  6,312 $  6,331  $   6,350

                                                                --------
                                              Average of Box    $  7,158
                                                                --------

                                               ---------------------------------
                                               Terminal Value - Perpetual Growth
                                               ---------------------------------

Terminal Values

                                             Terminal Perpetual Growth Rates
                           -----------------------------------------------------------
                                4.00%   4.25%     4.50%    4.75%      5.00%      5.25%
                           -----------------------------------------------------------
EBITDA                     $    579   $   581  $   582   $   584   $   585   $     586
   less: Deprec. &
    Amort.                        -         -        -         -         -           -
                           -----------------------------------------------------------
EBIT                            579       581      582       584       585         586
   Income Taxes                   -         -        -         -         -           -
                           -----------------------------------------------------------
After-tax Income before In      579       581      582       584       585         586
   Add: Deprec. & Amort.          -         -        -         -         -           -
   Add: (Used) from by Net        -         -        -         -         -           -
   Less: Capital
    Expenditure                   -         -        -         -         -           -
                           -----------------------------------------------------------
Free Cash Flows            $    579   $   581  $   582   $   584   $   585   $     586
                           ===========================================================


             Disc Rate                        Perpetual Growth Terminal Values
             -------------------------------------------------------------------------------
               15.0%           $ 5,268  $  5,404  $ 5,546  $  5,694   $  5,851 $   6,015
               17.5%           $ 4,293  $  4,384  $ 4,479  $  4,578   $  4,681 $   4,787
               20.0%           $ 3,622  $  3,688  $ 3,757  $  3,827   $  3,900 $   3,976
               22.5%           $ 3,132  $  3,183  $ 3,235  $  3,288   $  3,343 $   3,400
               25.0%           $ 2,760  $  2,799  $ 2,840  $  2,882   $  2,925 $   2,969
               27.5%           $ 2,466  $  2,498  $ 2,532  $  2,566   $  2,600 $   2,636

Discounted Terminal Values as Percentage of Enterprise Values

            Discount                     Terminal Perpetual Growth Rates
                           ------------------------------------------------------
             Rate          4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
            ---------------------------------------------------------------------
                 15.0%     78.0%     78.4%     78.8%     79.3%     79.7%     80.2%
                 17.5%     73.7%     74.1%     74.6%     75.0%     75.4%     75.8%
                                               --------------
                 20.0%     69.8%     70.2%     70.5%     70.9%     71.3%     71.7%
                 22.5%     66.1%     66.4%     66.8%     67.1%     67.5%     67.9%
                                               --------------
                 25.0%     62.6%     62.9%     63.3%     63.6%     63.9%     64.3%
                 27.5%     59.3%     59.6%     60.0%     60.3%     60.6%     60.9%

                                                      -------
                                 Average of Box          68.9%
                                                      -------

Estimated Range of Equity Values per Share

            Discount                      Terminal Perpetual Growth Rates
                             ------------------------------------------------------
             Rate             4.00%   4.25%     4.50%     4.75%     5.00%    5.25%
            -----------------------------------------------------------------------
                 15.0%     $    1.50 $  1.52   $  1.53 $    1.55 $   1.57 $   1.59
                 17.5%     $    1.35 $  1.36   $  1.37 $    1.38 $   1.39 $   1.41
                                               ----------------- $
                 20.0%     $    1.25 $  1.25   $  1.26 $    1.27 $   1.28 $   1.28
                 22.5%     $    1.17 $  1.18   $  1.18 $    1.19 $   1.19 $   1.20
                                               -----------------
                 25.0%     $    1.12 $  1.12   $  1.12 $    1.13 $   1.13 $   1.14
                 27.5%     $    1.07 $  1.07   $  1.08 $    1.08 $   1.08 $   1.09

                                                       ---------
                                    Average of Box     $    1.23
                                                       ---------

________________________________________________________________________________
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Detailed Profit and Loss - Management Case

($ in thousands)

                                                  Actual                           Projected
                                        --------------------------  -----------------------------------------------
                                         FY ended February 28/29       FY ending February  28/29,        Terminal
                                        --------------------------  ----------------------------------
                                          2000          2001          2002        2003         2004       Period
                                        --------------------------  -----------------------------------------------
     Revenues
        Royalty Income                  $  5,394     $  5,267       $  5,157    $  4,877     $   4,829
        Pelican Paper Sales               13,881       13,424         12,529      11,693        10,913
        Franchise Sales                       27           46             40          40            40
        AMOS & Orderprinting.com &           952          311            269         282           297
                                        --------------------------  ----------------------------------
        Total                           $ 20,254     $ 19,048       $ 17,995    $ 16,893     $  16,079

     Cost of Goods Sold
        Cost of Sales Paper               11,574       11,605         10,921      10,193         9,513
                                        --------------------------  ----------------------------------
     Gross Margin                       $  8,680     $  7,443       $  7,074    $  6,700$        6,566

     Less Operating Expenses
        Salaries and Employee Benefits                  2,787          3,027       2,740         2,822
        General and Administrative
         Expenses                                         574            570         599           616
        IT Programming Costs                              669            457         550           550
        Occupancy Costs                                   204            182         187           193
        Travel and Entertainment                          375            370         389           396
        Professional Fees                                 236            579         200           206
        Bad Debt Expense                                1,452            900         900           900
        Management Incentive                              125            200         250           250
        Net Loss Company Plants                            31             84         120            75
                                        --------------------------  ----------------------------------
        Total                               6619         6453           6369        5934          6009

     EBITDA                             $  2,061     $    990       $    705    $    766     $     557

                                       Actual                      Projected
                              -----------------------    ------------------------------------
                              FY ended February 28/29,   FY ending February 28/29,   Terminal
                              -----------------------    ------------------------
                                 1999   2000     2001    2002      2003    2004       Period
                              -----------------------    ------------------------------------
        Growth Assumptions
        Royalty Income                           -2.4%    -2.1%   -5.4%   -1.0%
        Pelican Paper Sales                      -3.3%    -6.7%   -6.7%   -6.7%
        Franchise Sales                          70.4%   -13.0%    0.0%    0.0%
        AMOS & Orderprinting.com & Other        -67.3%   -13.5%    5.0%    5.0%
                                   ------------------    ---------------------
        Total                                    -6.0%    -5.5%   -6.1%   -4.8%

        Cost of Paper Sales Margin      16.6%    13.6%    12.8%   12.8%   12.8%

        Gross Margin                    42.9%    39.1%    39.3%   39.7%   40.8%

        Salaries and Employee
         Benefits                                          8.6%   -9.5%    3.0%
        General and Administrative Expenses               -0.7%    5.0%    3.0%
        IT Programming Costs                             -31.7%   20.4%    0.0%
        Occupancy Costs                                  -10.8%    3.0%    3.0%
        Travel and Entertainment                          -1.3%    5.0%    2.0%
        Professional Fees                                145.3%  -65.5%    3.0%
        Bad Debt Expense                                 -38.0%    0.0%    0.0%
        Management Incentive                              60.0%   25.0%    0.0%
        Net Loss Company Plants                          171.0%   42.9%  -37.5%
                                  -------------------    ---------------------
                                                 -2.5%    -1.3%   -6.8%    1.3%

        EBITDA %                        10.2%     5.2%     3.9%    4.5%    3.5%

________________________________________________________________________________
Sources of information: Company Financials, Projections and Management.

 Long Term and Equity Assumptions - Management Case

($ in thousands)

                                             Actual                           Projected
                                   -------------------------   -------------------------------------------
                                    FY ended February 28/29,      FY ending February 28/29,      Terminal
                                   -------------------------   -------------------------------
                                       2000         2001           2002      2003      2004       Period
                                   -------------------------   -------------------------------------------
Existing Fixed Assets
   Gross Assets                     $  1,633        $  1,707   $  1,707      $  1,707  $  1,707
     Less Acc Deprec                   1,104           1,234      1,429         1,543     1,627
                                    ------------------------   --------------------------------
   Net Book Value                   $    529        $    473   $    278      $    164  $     80
                                    ========================   ================================
   Deprec Expense                   $    163        $    206   $    195      $    114  $     84  $       -
                                    ========================   ===========================================
New Fixed Assets

   Capex                                                       $    150      $    250  $    150  $       -
   Total Capex                                                 ===========================================

                             Years
   Deprec Expense              5                               $     30      $     80  $    110  $       -
                                                               ===========================================
   Net Book Value
     Mach & Equip                                              $    150      $    400  $    550
   Gross Assets                                                $    150      $    400  $    550
     Less Acc Deprec                                                 30           110       220
                                                               --------------------------------
   Net Book Value                                              $    120      $    290  $    330
                                                               ================================
Total Assets

   Gross Assets                     $  1,633        $  1,707   $  1,857      $  2,107  $  2,257
     Less Acc Deprec                   1,104           1,234      1,459         1,653     1,847
                                    ------------------------   --------------------------------
   Net Book Value                   $    529        $    473   $    398      $    454  $    410
                                    ========================   ================================
   Deprec Expense                   $    163        $    206   $    195      $   114   $     84  $       -
                                    ========================   ===========================================
Intangibles
   Gross Intangible                 $    474        $    474   $    474      $   474   $    474
     Less Acc Amort                      216             242        268          294        320
                                    ------------------------   --------------------------------
   Net Book Value                   $    258        $    232   $    206      $   180   $    154
                                    ========================   =================================
   Amort Expense                    $     26        $     26   $     26      $    26   $     26  $       -
                                    ========================   ===========================================

Deprec & Amort Expense              $    189        $    232   $    221      $   140   $    110  $       -
                                    ========================   ===========================================

                                                     Actual
                                                     as of
                                                   2/28/2001
                                                   ---------
Equity Value Assumptions
   Debt & Other Obligations
     Interest Bearing Debt                         $   322
     Minority Interests                                  -
     Preferred Stock                                     -
                                                   -------
                                                       322
                                                   -------
   Less Cash
     Cash on Hand                                    1,799
     Assumed cash from exercise of options              16
     Assumed cash from Notes                         2,500
                                                   -------
                                                     4,315
                                                   =======
   Net Debt                                        $(3,993)
                                                   =======

   Common Stock Equivalents (in thousands)
     Common Stock Outstanding                        5,828
     Stock issued re Other                               -
                                                    ------
                                                     5,828
                                                    ------
                                      Exercise $
     Options in the money: Plan 1     $      1.09       15
                           Plan 2     $         -        -
                                                    ------
                                                        15
                                                    ------
   Total Common Stock Equivalents                    5,843
                                                    ======

Sources of information: Company Financials, Projections and Management.

Operating and Working Capital Assumptions - Management Case

($ in thousands)

                                               Actual                  Projected
                                   ------------------------ -----------------------------------
                                   FY ended February 28/29, FY ending February 28/29,  Terminal
                                   ------------------------ --------------------------
                                         2000      2001         2002     2003     2004  Period
                                   ------------------------ -----------------------------------
Growth Statistics and Assumptions
  Revenue                                   na        -6.0%     -5.5%    -6.1%   -4.8%
  Cost of Sales                             na         0.3%     -5.9%    -6.7%   -6.7%
  Operating Expenses                        na        -2.5%     -1.3%    -6.8%    1.3%
  EBITDA                                    na       -52.1%    -28.6%     8.6%  -27.2%
  EBIT                                      na       -59.6%    -36.0%    29.3%  -28.5%
  After-tax Income before Interest          na       -69.7%     -6.7%    29.3%  -28.5%


Profitability
  Gross Margin                            42.9%       39.1%     39.3%    39.7%   40.8%
  EBITDA                                  10.2%        5.2%      3.9%     4.5%    3.5%
  EBIT                                     9.2%        4.0%      2.7%     3.7%    2.8%
  After-tax Income before Interest         5.1%        1.6%      1.6%     2.2%    1.7%


Income Tax Expense and Assumptions
  Statutory Tax Rate                                            39.5%    39.5%   39.5%
  Effective Tax Rate                      44.7%       58.5%     39.5%    39.5%   39.5%     0.0%

  Current Period Tax                     $ 837       $ 442     $ 191  $   247   $ 177
  NOL Usage                                  -           -         -        -       -
                                   -----------------------  -------------------------
     Income Tax Expense                  $ 837       $ 442     $ 191  $   247   $ 177
                                   =======================  =========================
  Ending NOL Balance                                 $   -     $   -  $     -   $   -
                                   =======================  =========================

                                                     Actual                       Projected
                                         ------------------------- -------------------------------------
                                         FY ended February 28/29,   FY ending February 28/29,   Terminal
                                         -------------------------  ---------------------------
                                            1999     2000    2001     2002      2003      2004   Period
                                         -------------------------  ------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
     AR Days Outstanding                               59       68        69       69       69
     % of Sales                                      16.3%    18.7%     18.9%    18.9%    18.9%

   Prepayments
     % of Direct and Op Costs                         2.2%     0.7%      0.7%     0.7%     0.7%


   Accounts Payable (AP)
     AP Days Outstanding                               22       12        12       12       12
     % of Direct and Op Costs                         6.1%     3.3%      3.3%     3.3%     3.3%

   Accrued Expenses

     % of Direct and Op Costs                         7.4%     2.2%      2.2%     2.2%     2.2%



Changes in Non-Cash Net Working Capital
  Accounts Receivables                   $  3,252 $ 3,293  $ 3,568  $  3,402  $ 3,193  $ 3,040
  Prepayments                               1,281     408      134       121      113      109
  Accounts Payables                           844   1,111      597       568      530      510
  Accrued Expenses                            753   1,349      403       380      355      341
                                         -------------------------  --------------------------
      Non-Cash Net WC                    $  2,936 $ 1,241  $ 2,702  $  2,575  $ 2,421  $ 2,297
                                         =========================  ==========================
      % of EBITDA                                    60.2%   273.5%    365.2%   316.2%   412.2%
                                                  ============================================
      Cash Flow (Used) Sourced by
      Non-Cash Net Wrkg Capital                   $ 1,695  $(1,461) $    127  $   154  $   124  $      -
                                                  ======================================================

________________________________________________________________________________
Sources of information: Company Financials, Projections and Management.

Cost of Capital Calculation

($ in thousands, except per share)

Cost of Common Stock                                    Cost of Debt

                                                                                   Nominal                % of       Weighted
   Riskless (1)                                         Type of Debt                Rate      Amount     of Debt   Cost of Debt
                                                        -----------------------------------------------------------------------
     30 year treasury coupon (Rf)               5.6%
   Risk (2)                                             Acquisition Notes Payble   8.00%      $   255     79.2%       6.3%
     Equity risk premium (EP)                   7.8%    Acquisition Note Payble    8.00%           67     20.8%       1.7%
     Industry risk premium (IP)                 2.3%                                                -      0.0%       0.0%
     Size Premium (SP)                          8.4%                                                -      0.0%       0.0%
                                                                                                    -      0.0%       0.0%
                                         ----------                                           ---------------------------
                                               24.1%                                          $   322    100.0%       8.0%
                                         ==========                                           ===========================

                                                        Note: Company has $2m unused line of credit at LIBOR + 2.35%. As of
                                                        September 28, 2001 LIBOR was ____%.

Weighted Average Cost of Capital

                             Shares Outs.   Stock Price   Market        % of       Nominal   Effective    Cost of     Weighted
   Type                     (in thousands)   28-Sep-01    Value     Total Capital    Rate     Tax Rate    Capital  Cost of Capital
                            --------------------------------------------------------------------------------------------------------
   Debt                                                  $   322        8.7%         8.0%        58.5%      3.3%          0.3%
   Common Stock                5,828        $ 0.5800       3,380       91.3%        24.1%                  24.1%         22.0%
                                                         -------    -------                                        ----------
                                                         $ 3,702      100.0%                                             22.3%
                                                         =======    =======                                        ==========

________________________________________________________________________________
(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended September 28, 2001.
(2) Sourced from the Ibbotson SBBI Valuation Edition 2001 Yearbook.

Sources of information: Company Financials, Projections and Management.

                                               ---------------------------------
Discounted Cash Flow Analysis - Revised Case 1 Terminal Value - Revenue Multiple
($ in thousands)                               ---------------------------------

Free Cash Flows

                                   Actual                      Projected
                          ------------------------  ----------------------------
                          FY ended February 28/29,     FY ending February 28/29,
                          ------------------------  ----------------------------
                                2000       2001        2002      2003      2004
                            ---------   ----------  --------  --------  --------
Revenue                      $ 20,254   $ 19,048    $ 17,995  $ 18,008  $ 18,023
 Cost of Sales                 11,574     11,605      10,921    10,921    10,921
                            ---------   --------    --------  --------  --------
 Gross Margin                   8,680      7,443       7,074     7,087     7,102
 Operating Expenses             6,619      6,455       6,369     5,934     6,009
                            ---------   --------    --------  --------  --------
EBITDA                          2,061        988         705     1,153     1,093
 less: Deprec. & Amort.           189        232         221       140       110
                            ---------   --------    --------  --------  --------
EBIT                            1,872        756         484     1,013       983
 Income Taxes                     837        442         191       400       388
                            ---------   --------    --------  --------  --------
After-tax Income before         1,035        314         293       613       594
Interest
 Add: Deprec. & Amort.            189        232         221       140       110
 Add: (Used) Sourced by Net     1,695     (1,461)        127       (22)        -
 Wkg. Cap.
 Less: Capital Expenditures       262        150         150       250       150
                            ---------   --------    --------  --------  --------
Free Cash Flows              $  2,657   $ (1,065)   $    491  $    481  $    554
                            =========   ========    ========  ========  ========


Estimated Range of Enterprise Values

                                    Terminal EBITDA Multiple
        Discount      -------------------------------------------------------
         Rate          0.10x     0.20x    0.30x    0.40x     0.50x     0.60x
       ---------      -------   -------  -------  -------   -------   -------
         15.0%        $ 2,509   $ 3,780  $ 5,051  $ 6,322   $ 7,592   $ 8,863
         17.5%        $ 2,405   $ 3,609  $ 4,814  $ 6,018   $ 7,222   $ 8,426
                                         ----------------
         20.0%        $ 2,308   $ 3,450  $ 4,593  $ 5,735   $ 6,878   $ 8,020
         22.5%        $ 2,217   $ 3,302  $ 4,387  $ 5,472   $ 6,558   $ 7,643
                                         ----------------
         25.0%        $ 2,132   $ 3,164  $ 4,195  $ 5,227   $ 6,259   $ 7,290
         27.5%        $ 2,053   $ 3,034  $ 4,016  $ 4,998   $ 5,980   $ 6,962

                                                 --------
                             Average of Box      $  5,047
                                                 --------

Estimated Range of Equity Values

                                    Terminal EBITDA Multiple
        Discount      -------------------------------------------------------
         Rate          0.10x     0.20x    0.30x    0.40x     0.50x     0.60x
       ---------      -------   -------  -------  --------  --------  --------
         15.0%        $ 6,502   $ 7,773  $ 9,044  $ 10,315  $ 11,585  $ 12,856
         17.5%        $ 6,398   $ 7,602  $ 8,807  $ 10,011  $ 11,215  $ 12,419
                                         -----------------
         20.0%        $ 6,301   $ 7,443  $ 8,586  $  9,728  $ 10,871  $ 12,013
         22.5%        $ 6,210   $ 7,295  $ 8,380  $  9,465  $ 10,551  $ 11,636
                                         -----------------
         25.0%        $ 6,125   $ 7,157  $ 8,188  $  9,220  $ 10,252  $ 11,283
         27.5%        $ 6,046   $ 7,027  $ 8,009  $  8,991  $  9,973  $ 10,955

                                                  --------
                              Average of Box      $  9,040
                                                  --------


Terminal Values

                                     Terminal Revenue Multiple
                      --------------------------------------------------------
                         0.10x    0.20x    0.30x    0.40x     0.50x     0.60x
                       -------  -------  -------  -------   -------   --------
Revenue Terminal Value $ 1,802  $ 3,605  $ 5,407  $ 7,209   $ 9,011   $ 10,814
                       =======  =======  =======  =======   =======   ========


Discounted Terminal Values as Percentage of Enterprise Values

                                    Terminal EBITDA Multiple
        Discount      -------------------------------------------------------
         Rate          0.10x     0.20x    0.30x    0.40x     0.50x     0.60x
       ---------      -------   -------  -------  -------   -------   -------
          15.0%        50.6%     67.2%    75.5%    80.4%     83.7%     86.0%
          17.5%        50.1%     66.7%    75.1%    80.0%     83.4%     85.7%
                                         --------------
          20.0%        49.5%     66.2%    74.6%    79.7%     83.1%     85.5%
          22.5%        48.9%     65.7%    74.2%    79.3%     82.7%     85.2%
                                         --------------
          25.0%        48.4%     65.2%    73.8%    78.9%     82.4%     84.9%
          27.5%        47.8%     64.7%    73.3%    78.6%     82.1%     84.6%

                                                 ------
                              Average of Box       77.0%
                                                 ------

Estimated Range of Equity Values per Share

                                    Terminal EBITDA Multiple
        Discount      -------------------------------------------------------
         Rate          0.10x     0.20x    0.30x    0.40x     0.50x     0.60x
       ---------      -------   -------  -------  -------   -------   -------
         15.0%        $ 1.11$     1.33   $  1.55  $  1.77   $ 1.98    $  2.20
         17.5%        $ 1.09$     1.30   $  1.51  $  1.71   $ 1.92    $  2.13
                                         ----------------
         20.0%        $ 1.08$     1.27   $  1.47  $  1.66   $ 1.86    $  2.06
         22.5%        $ 1.06$     1.25   $  1.43  $  1.62   $ 1.81    $  1.99
                                         ----------------
         25.0%        $ 1.05$     1.22   $  1.40  $  1.58   $ 1.75    $  1.93
         27.5%        $ 1.03$     1.20   $  1.37  $  1.54   $ 1.71    $  1.87

                                                  -------
                                Average of Box    $  1.55
                                                  -------
--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.


Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1
($ in thousands)

Free Cash Flows

                                     Actual                     Projected
                              ------------------------  ------------------------------
                              FY ended February 28/29,     FY ending February 28/29,
                              ------------------------  ------------------------------
                                  2000        2001        2002      2003       2004
                              -----------------------   ------------------------------
Revenue                        $   20,254   $  19,048   $ 17,995  $  8,008   $  18,023
   Cost of Sales                   11,574      11,605     10,921    10,921      10,921
                               ----------------------   ------------------------------
   Gross Margin                     8,680       7,443      7,074     7,087       7,102
   Operating Expenses               6,619       6,455      6,369     5,934       6,009
                               ----------------------   ------------------------------
EBITDA                              2,061         988        705     1,153       1,093
   less: Deprec. & Amort.             189         232        221       140         110
                               ----------------------   ------------------------------
EBIT                                1,872         756        484     1,013         983
   Income Taxes                       837         442        191       400         388
                               ----------------------   ------------------------------
After-tax Income before
  Interest                          1,035         314        293       613         594
   Add: Deprec. & Amort.              189         232        221       140         110
   Add: (Used) Sourced by
     Net Wkg Cap.                   1,695      (1,461)       127      (22)           -
   Less: Capital Expenditures         262         150        150       250         150
                               ----------------------   ------------------------------
Free Cash Flows                $    2,657   $  (1,065)  $    491  $    481   $     554
                               ======================   ==============================



Estimated Range of Enterprise Values

                                      Terminal EBITDA Multiple
    Discount     ------------------------------------------------------------------
      Rate             2.00x     2.50x       3.00x      3.25x     3.75x      4.25x
------------------------------------------------------------------------------------
       15.0%          $  2,779  $  3,164   $  3,550   $  3,742   $  4,127  $  4,513
       17.5%          $  2,661  $  3,026   $  3,391   $  3,573   $  3,939  $  4,304
                                           -------------------
       20.0%          $  2,551  $  2,897   $  3,243   $  3,416   $  3,763  $  4,109
       22.5%          $  2,448  $  2,776   $  3,105   $  3,270   $  3,599  $  3,928
                                           -------------------
       25.0%          $  2,351  $  2,664   $  2,977   $  3,133   $  3,446  $  3,758
       27.5%          $  2,261  $  2,559   $  2,856   $  3,005   $  3,303  $  3,600
                                                      --------
                                   Average of Box     $  3,259
                                                      --------


Estimated Range of Equity Values


                                      Terminal EBITDA Multiple
    Discount     ----------------------------------------------------------------
      Rate            2.00x     2.50x      3.00x     3.25x      3.75x      4.25x
----------------------------------------------------------------------------------
     15.0%          $  6,772  $  7,157   $  7,543  $  7,735   $  8,120  $   8,506
     17.5%          $  6,654  $  7,019   $  7,384  $  7,566   $  7,932  $   8,297
                                         ------------------
     20.0%          $  6,544  $  6,890   $  7,236  $  7,409   $  7,756  $   8,102
     22.5%          $  6,441  $  6,769   $  7,098  $  7,263   $  7,592  $   7,921
                                         ------------------
     25.0%          $  6,344  $  6,657   $  6,970  $  7,126   $  7,439  $   7,751
     27.5%          $  6,254  $  6,552   $  6,849  $  6,998   $  7,296  $   7,593
                                                   --------
                                 Average of Box    $  7,252
                                                   --------


                                             --------------------------------
                                             Terminal Value - EBITDA Multiple
                                             --------------------------------
Terminal Values

                                        Terminal EBITDA Multiple
                         -------------------------------------------------------
                           2.00x    2.50x    3.00x     3.25x     3.75x    4.25x
                         -------------------------------------------------------
EBITDA Terminal Value     $2,185   $ 2,731  $ 3,278   $ 3,551   $ 4,097  $ 4,643
                         =======================================================


Discounted Terminal Values as Percentage of Enterprise Values

                                     Terminal EBITDA Multiple
    Discount    -------------------------------------------------------------
      Rate           2.00x     2.50x     3.00x     3.25x     3.75x     4.25x
-----------------------------------------------------------------------------
     15.0%           78.6%     60.9%     65.1%     66.9%     70.0%     72.6%
     17.5%           54.9%     60.3%     64.6%     66.4%     69.5%     72.1%
                                         ---------------
     20.0%           54.3%     59.8%     64.1%     65.9%     69.0%     71.6%
     22.5%           53.8%     59.2%     63.5%     65.4%     68.5%     71.2%
                                         ---------------
     25.0%           53.2%     58.7%     63.0%     64.9%     68.1%     70.7%
     27.5%           52.6%     58.2%     62.5%     64.4%     67.6%     70.3%
                                                   -----
                                 Average of Box    64.7%
                                                   -----




Estimated Range of Equity Values per Share

                                     Terminal EBITDA Multiple
    Discount    ----------------------------------------------------------------
      Rate           2.00x     2.50x      3.00x     3.25x      3.75x      4.25x
--------------------------------------------------------------------------------
     15.0%          $  1.16  $   1.22  $  1.29    $    1.32   $  1.39  $    1.46
     17.5%          $  1.14  $   1.20  $  1.26    $    1.29   $  1.36  $    1.42
                                       --------------------
     20.0%          $  1.12  $   1.18  $  1.24    $    1.27   $  1.33  $    1.39
     22.5%          $  1.10  $   1.16  $  1.21    $    1.24   $  1.30  $    1.36
                                       --------------------
     25.0%          $  1.09  $   1.14  $  1.19    $    1.22   $  1.27  $    1.33
     27.5%          $  1.07  $   1.12  $  1.17    $    1.20   $  1.25  $    1.30
                                                  ---------
                               Average of Box     $    1.24
                                                  ---------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

 Discounted Cash Flow Analysis - Revised Case 1
($ in thousands)

Free Cash Flows

                                              Actual                    Projected
                                      -----------------------  ----------------------------
                                      FY ended February 28/29,   FY ending February 28/29,
                                      -----------------------  ----------------------------
                                          2000        2001        2002     2003      2004
                                      -----------------------  ----------------------------
Revenue                                $ 20,254    $ 19,048    $ 17,995  $ 18,008  $ 18,023
   Cost of Sales                         11,574      11,605      10,921    10,921    10,921
                                      -----------------------  ----------------------------
   Gross Margin                           8,680       7,443       7,074     7,087     7,102
   Operating Expenses                     6,619       6,455       6,369     5,934     6,009
                                      -----------------------  ----------------------------
EBITDA                                    2,061         988         705     1,153     1,093
   less: Deprec. & Amort.                   189         232         221       140       110
                                      -----------------------  ----------------------------
EBIT                                      1,872         756         484     1,013       983
   Income Taxes                             837         442         191       400       388
                                      -----------------------  ----------------------------
After-tax Income before                   1,035         314         293       613       594
Interest
   Add: Deprec. & Amort.                    189         232         221       140       110
   Add: (Used) Sourced by Net Wkg Cap     1,695      (1,461)        127       (22)        -
   Less: Capital Expenditures               262         150         150       250       150
                                      ----------------------   ----------------------------
Free Cash Flows                        $  2,657    $ (1,065)   $    491    $  481  $    554
                                      ======================   ============================

Estimated Range of Enterprise
Values

                                  Terminal Perpetual Growth Rates
Discount              ---------------------------------------------------------
Rate                     4.00%    4.25%     4.50%     4.75%    5.00%      5.25%
--------------------------------------------------------------------------------
         15.0%        $  8,522 $  8,709  $  8,906  $  9,111 $  9,327  $   9,555
         17.5%        $  6,825 $  6,945  $  7,069  $  7,199 $  7,333  $   7,473
                                         ------------------
         20.0%        $  5,667 $  5,750  $  5,835  $  5,923 $  6,014  $   6,108
         22.5%        $  4,830 $  4,890  $  4,951  $  5,014 $  5,079  $   5,146
                                         ------------------
         25.0%        $  4,198 $  4,243  $  4,289  $  4,336 $  4,384  $   4,433
         27.5%        $  3,705 $  3,740  $  3,775  $  3,811 $  3,848  $   3,886

                                                   --------
                                 Average of Box    $  5,431
                                                   --------

Estimated Range of Equity Values

                                   Terminal Perpetual Growth Rates
Discount              ----------------------------------------------------------
Rate                      4.00%    4.25%     4.50%     4.75%    5.00%      5.25%
--------------------------------------------------------------------------------
         15.0%        $ 12,515 $ 12,702  $ 12,899  $ 13,104 $ 13,320  $   13,548
         17.5%        $ 10,818 $ 10,938  $ 11,062  $ 11,192 $ 11,326  $   11,466
                                         ------------------
         20.0%        $  9,660 $  9,743  $  9,828  $  9,916 $ 10,007  $   10,101
         22.5%        $  8,823 $  8,883  $  8,944  $  9,007 $  9,072  $    9,139
                                         ------------------
         25.0%        $  8,191 $  8,236  $  8,282  $  8,329 $  8,377  $    8,426
         27.5%        $  7,698 $  7,733  $  7,768  $  7,804 $  7,841  $    7,879

                                                   --------
                                 Average of Box    $  9,424
                                                   --------
Terminal Value - Perpetual Growth
Terminal Values

                                          Terminal Perpetual Growth Rates
                             --------------------------------------------------------
                                4.00%    4.25%    4.50%     4.75%    5.00%     5.25%
                             --------------------------------------------------------
EBITDA                         $ 1,136  $ 1,139  $ 1,142   $ 1,144  $ 1,147  $  1,150
   less: Deprec. & Amort.            -        -        -         -        -         -
                             --------------------------------------------------------
EBIT                             1,136    1,139    1,142     1,144    1,147     1,150
   Income Taxes                      -        -        -         -        -         -
                             --------------------------------------------------------
After-tax Income before In       1,136    1,139    1,142     1,144    1,147     1,150
   Add: Deprec. & Amort.             -        -        -         -        -         -
   Add: (Used) from by Net           -        -        -         -        -         -
   Less: Capital Expenditure         -        -        -         -        -         -
                             --------------------------------------------------------
Free Cash Flows                $ 1,136  $ 1,139  $ 1,142   $ 1,144  $ 1,147  $  1,150
                             ========================================================

Disc Rate                Perpetual Growth Terminal Values
-------------------------------------------------------------------------
   15.0%     $  10,330 $ 10,595 $  10,874 $  11,165 $ 11,472 $     11,794
   17.5%     $   8,417 $  8,596 $   8,783 $   8,976 $  9,178 $      9,387
   20.0%     $   7,102 $  7,232 $   7,366 $   7,505 $  7,648 $      7,796
   22.5%     $   6,142 $  6,241 $   6,343 $   6,448 $  6,555 $      6,666
   25.0%     $   5,411 $  5,489 $   5,569 $   5,652 $  5,736 $      5,822
   27.5%     $   4,835 $  4,899 $   4,964 $   5,031 $  5,099 $      5,168

Discounted Terminal Values as Percentage of Enterprise Values

                                Terminal Perpetual Growth Rates
  Discount      ----------------------------------------------------------------
  Rate                  4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
--------------------------------------------------------------------------------
    15.0%               85.5%     85.8%     86.1%     86.4%     86.7%     87.0%
    17.5%               82.4%     82.7%     83.0%     83.3%     83.6%     83.9%
                                         --------------------
    20.0%               79.4%     79.7%     80.0%     80.3%     80.6%     80.9%
    22.5%               76.6%     76.8%     77.1%     77.4%     77.7%     78.0%
                                         --------------------
    25.0%               73.8%     74.1%     74.3%     74.6%     74.9%     75.2%
    27.5%               71.1%     71.4%     71.6%     71.9%     72.2%     72.4%

                                                   ---------
                                 Average of Box       78.7%
                                                   ---------

Estimated Range of Equity Values per Share

                                Terminal Perpetual Growth Rates
  Discount       ---------------------------------------------------------------
  Rate                    4.00%   4.25%    4.50%     4.75%    5.00%       5.25%
--------------------------------------------------------------------------------
    15.0%               $  2.14  $ 2.17  $  2.21   $  2.24   $ 2.28     $  2.32
    17.5%               $  1.85  $ 1.87  $  1.89   $  1.92   $ 1.94     $  1.96
                                        -------------------
    20.0%               $  1.65  $ 1.67  $  1.68   $  1.70   $ 1.71     $  1.73
    22.5%               $  1.51  $ 1.52  $  1.53   $  1.54   $ 1.55     $  1.56
                                         -------------------
    25.0%               $  1.40  $ 1.41  $  1.42   $  1.43   $ 1.43     $  1.44
    27.5%               $  1.32  $ 1.32  $  1.33   $  1.34   $ 1.34     $  1.35

                                                 -----------
                                 Average of Box    $  1.61
                                                 -----------
--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

 Detailed Profit and Loss - Revised Case 1

($ in thousands)

                               Actual                   Projected
                     ----------------------------------------------------------
                    FY ended February 28/29,  FY ending February 28/29, Terminal
                     -----------------------  ------------------------
                              2000     2001        2002    2003     2004  Period
                     ----------------------------------------------------------
Revenues
  Royalty Income           $  5,394 $  5,267   $  5,157 $  5,157 $ 5,157
  Pelican Paper Sales        13,881   13,424     12,529   12,529  12,529
  Franchise Sales                27       46         40       40      40
  AMOS & Orderprinting.com
  & Other                       952      311        269      282     297
                           ---------------------------------------------
  Total                    $ 20,254 $ 19,048   $ 17,995 $ 18,008 $18,023

Cost of Goods Sold
  Cost of Sales Paper        11,574   11,605     10,921   10,921  10,921
                           ---------------------------------------------
Gross Margin               $  8,680 $  7,443   $  7,074 $  7,087 $ 7,102

Less Operating Expenses
  Salaries and Employee
  Benefits                             2,787      3,027    2,740   2,822
  General and Administrative
  Expenses                               574        570      599     616
  IT Programming Costs                   669        457      550     550
  Occupancy Costs                        204        182      187     193
  Travel and Entertainment               375        370      389     396
  Professional Fees                      236        579      200     206
  Bad Debt Expense                     1,452        900      900     900
  Management Incentive                   125        200      250     250
  Net Loss Company Plants                 31         84      120      75
                           ---------------------------------------------
  Total                        6619     6453       6369     5934    6009

EBITDA                     $  2,061 $    990   $    705 $  1,153 $ 1,093


                           Actual                    Projected
                    ------------------------  ----------------------------------
                    FY ended February 28/29,  FY ending February 28/29, Terminal
                    ------------------------  -------------------------
                    1999   2000     2001        2002     2003    2004    Period
                    ------------------------------------------------------------
Growth Assumptions
Royalty Income                         -2.4%    -2.1%    0.0%    0.0%
Pelican Paper Sales                    -3.3%    -6.7%    0.0%    0.0%
Franchise Sales                        70.4%   -13.0%    0.0%    0.0%
AMOS & Orderprinting.com
& Other                               -67.3%   -13.5%    5.0%    5.0%
                           ------------------------------------------
Total                                  -6.0%    -5.5%    0.1%    0.1%


Cost of Paper Sales Margin   16.6%     13.6%    12.8%   12.8%   12.8%

Gross Margin                 42.9%     39.1%    39.3%   39.4%   39.4%


Salaries and Employee
Benefits                                         8.6%   -9.5%    3.0%
General and Administrative
Expenses                                        -0.7%    5.0%    3.0%
IT Programming Costs                           -31.7%   20.4%    0.0%
Occupancy Costs                                -10.8%    3.0%    3.0%
Travel and Entertainment                        -1.3%    5.0%    2.0%
Professional Fees                              145.3%  -65.5%    3.0%
Bad Debt Expense                               -38.0%    0.0%    0.0%
Management Incentive                            60.0%   25.0%    0.0%
Net Loss Company Plants                        171.0%   42.9%  -37.5%
                           ------------------------------------------
                                       -2.5%    -1.3%   -6.8%    1.3%

EBITDA %                     10.2%      5.2%     3.9%    6.4%    6.1%

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

 Discounted Cash Flow Analysis - Revised Case 2
($ in thousands)

Free Cash Flows

                                          Actual                    Projected
                                ------------------------  ----------------------------
                                FY ended February 28/29,    FY ending February 28/29,
                                ------------------------  ----------------------------
                                      2000     2001         2002      2003      2004
                                ------------------------  ----------------------------

Revenue                          $   20,254 $   19,048 $  17,995 $  18,363 $  18,739
   Cost of Sales                     11,574     11,605    10,921    11,139    11,362
                                 -----------------------------------------------------
   Gross Margin                       8,680      7,443     7,074     7,224     7,376
   Operating Expenses                 6,619      6,455     6,369     5,934     6,009
                                 -----------------------------------------------------
EBITDA                                2,061        988       705     1,289     1,367
   less: Deprec. & Amort.               189        232       221       140       110
                                 -----------------------------------------------------
EBIT                                  1,872        756       484     1,149     1,257
   Income Taxes                         837        442       191       454       497
                                 -----------------------------------------------------
After-tax Income before
Interest                              1,035        314       293       695       761
   Add: Deprec. & Amort.                189        232       221       140       110
   Add: (Used) Sourced by Net Wkg
   Cap.                               1,695     (1,461)      127       (79)      (57)
   Less: Capital Expenditures           262        150       150       250       150
                                 -----------------------------------------------------
Free Cash Flows                  $    2,657 $   (1,065) $    491 $     506 $     664
                                 =====================================================

Estimated Range of Enterprise Values

                                   Terminal Revenue Multiple
Discount          --------------------------------------------------------------
  Rate               0.10x     0.20x    0.30x      0.40x     0.50x      0.60x
--------------------------------------------------------------------------------
    15.0%          $  2,657  $  3,979 $    5,300 $  6,621  $  7,943  $   9,264
    17.5%          $  2,546  $  3,798 $    5,050 $  6,302  $  7,554  $   8,806
                                      --------------------
    20.0%          $  2,442  $  3,630 $    4,818 $  6,006  $  7,194  $   8,381
    22.5%          $  2,345  $  3,473 $    4,601 $  5,729  $  6,858  $   7,986
                                      --------------------
    25.0%          $  2,254  $  3,327 $    4,399 $  5,472  $  6,545  $   7,617
    27.5%          $  2,169  $  3,190 $    4,210 $  5,231  $  6,252  $   7,273

                                                ----------
                             Average of Box      $  5,288
                                                ----------

Estimated Range of Equity Values



                                   Terminal Revenue Multiple
Discount          --------------------------------------------------------------
  Rate               0.10x     0.20x    0.30x     0.40x     0.50x     0.60x
--------------------------------------------------------------------------------
    15.0%          $  6,650  $  7,972 $    9,293 $ 10,614  $ 11,936  $ 13,257
    17.5%          $  6,539  $  7,791 $    9,043 $ 10,295  $ 11,547  $ 12,799
                                      --------------------
    20.0%          $  6,435  $  7,623 $    8,811 $  9,999  $ 11,187  $ 12,374
    22.5%          $  6,338  $  7,466 $    8,594 $  9,722  $ 10,851  $ 11,979
                                      --------------------
    25.0%          $  6,247  $  7,320 $    8,392 $  9,465  $ 10,538  $ 11,610
    27.5%          $  6,162  $  7,183 $    8,203 $  9,224  $ 10,245  $ 11,266

                                                ----------
                             Average of Box      $  9,281
                                                ----------
                                               ---------------------------------
                                               Terminal Value - Revenue Multiple
                                               ---------------------------------

                                          Terminal Revenue Multiple
                        --------------------------------------------------------
                             0.10x    0.20x     0.30x    0.40x    0.50x   0.60x
                        --------------------------------------------------------
Revenue Terminal Value  $    1,874 $  3,748 $   5,622 $  7,495 $  9,369 $ 11,243
                        ========================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                   Terminal Revenue Multiple
Discount          --------------------------------------------------------------
  Rate               0.10x     0.20x      0.30x     0.40x     0.50x     0.60x
--------------------------------------------------------------------------------
    15.0%            49.7%     66.4%      74.8%     79.8%     83.2%     85.6%
    17.5%            49.2%     65.9%      74.4%     79.5%     82.9%     85.3%
                                     ---------------------
    20.0%            48.6%     65.5%      74.0%     79.1%     82.6%     85.0%
    22.5%            48.1%     65.0%      73.6%     78.8%     82.3%     84.8%
                                     ---------------------
    25.0%            47.6%     64.5%      73.2%     78.4%     82.0%     84.5%
    27.5%            47.1%     64.0%      72.7%     78.1%     81.6%     84.2%

                                                 ---------
                             Average of Box         76.4%
                                                 ---------

Estimated Range of Equity Values per Share



                                   Terminal Revenue Multiple
Discount          --------------------------------------------------------------
  Rate              0.10x     0.20x     0.30x     0.40x     0.50x       0.60x
--------------------------------------------------------------------------------
    15.0%        $     1.14 $    1.36$     1.59 $    1.82 $    2.04 $      2.27
    17.5%        $     1.12 $    1.33$     1.55 $    1.76 $    1.98 $      2.19
                                     --------------------
    20.0%        $     1.10 $    1.30$     1.51 $    1.71 $    1.91 $      2.12
    22.5%        $     1.08 $    1.28$     1.47 $    1.66 $    1.86 $      2.05
                                     --------------------
    25.0%        $     1.07 $    1.25$     1.44 $    1.62 $    1.80 $      1.99
    27.5%        $     1.05 $    1.23$     1.40 $    1.58 $    1.75 $      1.93

                                                ---------
                           Average of Box       $  1.59
                                                ---------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2
($ in thousands)

Free Cash Flows

                                          Actual                   Projected
                                ---------------------- --------------------------------
                               FY ended February 28/29,     FY ending February 28/29,
                                ---------------------- --------------------------------
                                     2000        2001      2002       2003      2004
                                 --------------------- --------------------------------
Revenue                          $   20,254 $   19,048 $   17,995 $   18,363 $   18,739
   Cost of Sales                     11,574     11,605     10,921     11,139     11,362
                                 ------------------------------------------------------
   Gross Margin                       8,680      7,443      7,074      7,224      7,376
   Operating Expenses                 6,619      6,455      6,369      5,934      6,009
                                 ------------------------------------------------------
EBITDA                                2,061        988        705      1,289      1,367
   less: Deprec. & Amort.               189        232        221        140        110
                                 ------------------------------------------------------
EBIT                                  1,872        756        484      1,149      1,257
   Income Taxes                         837        442        191        454        497
                                 ------------------------------------------------------
After-tax Income before
Interest                              1,035        314        293        695        761
   Add: Deprec. & Amort.                189        232        221        140        110
   Add: (Used) Sourced by Net Wkg
   Cap.                               1,695     (1,461)       127        (79)       (57)
   Less: Capital Expenditures           262        150        150        250        150
                                 ------------------------------------------------------
Free Cash Flows                  $    2,657 $   (1,065) $     491 $      506 $      664
                                 ======================================================

Estimated Range of Enterprise Values

                                         Terminal EBITDA Multiple
Discount      -------------------------------------------------------------
  Rate               2.00x     2.50x    3.00x    3.25x     3.75x     4.25x
---------------------------------------------------------------------------
   15.0%          $  3,265  $  3,747 $  4,229 $  4,470  $  4,952  $  5,434
   17.5%          $  3,121  $  3,578 $  4,035 $  4,263  $  4,720  $  5,177
                                     ------------------
   20.0%          $  2,988  $  3,421 $  3,855 $  4,071  $  4,505  $  4,938
   22.5%          $  2,863  $  3,275 $  3,687 $  3,892  $  4,304  $  4,716
                                     ------------------
   25.0%          $  2,747  $  3,138 $  3,530 $  3,725  $  4,117  $  4,508
   27.5%          $  2,638  $  3,010 $  3,383 $  3,569  $  3,942  $  4,314

                                                  ----------
                            Average of Box         $  3,876
                                                  ----------

Estimated Range of Equity Values

                                   Terminal EBITDA Multiple
Discount
  Rate              2.00x     2.50x    3.00x    3.25x     3.75x     4.25x

   15.0%          $  7,258  $  7,740 $  8,222 $  8,463  $  8,945  $  9,427
   17.5%          $  7,114  $  7,571 $  8,028 $  8,256  $  8,713  $  9,170
                                     ------------------
   20.0%          $  6,981  $  7,414 $  7,848 $  8,064  $  8,498  $  8,931
   22.5%          $  6,856  $  7,268 $  7,680 $  7,885  $  8,297  $  8,709
                                     ------------------
   25.0%          $  6,740  $  7,131 $  7,523 $  7,718  $  8,110  $  8,501
   27.5%          $  6,631  $  7,003 $  7,376 $  7,562  $  7,935  $  8,307

                                                  ----------
                            Average of Box         $  7,869
                                                  ----------
                                                --------------------------------
                                                Terminal Value - EBITDA Multiple
                                                --------------------------------
Terminal Values

                                          Terminal EBITDA Multiple
                         ------------------------------------------------------
                           2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
                         ------------------------------------------------------
EBITDA Terminal Value    $  2,735 $  3,419 $  4,102 $  4,444 $  5,128 $  5,812
                         ======================================================









Discounted Terminal Values as Percentage of Enterprise Values

                                    Terminal EBITDA Multiple
Discount          --------------------------------------------------------------
  Rate              2.00x     2.50x      3.00x     3.25x     3.75x     4.25x
--------------------------------------------------------------------------------
   15.0%            83.8%     64.3%      68.4%     70.1%     73.0%     75.4%
   17.5%            58.5%     63.8%      67.9%     69.7%     72.6%     75.0%
                                      --------------------
   20.0%            58.0%     63.3%      67.5%     69.2%     72.2%     74.6%
   22.5%            57.5%     62.9%      67.0%     68.7%     71.7%     74.2%
                                      --------------------
   25.0%            57.0%     62.4%      66.5%     68.3%     71.3%     73.8%
   27.5%            56.5%     61.9%      66.1%     67.8%     70.9%     73.4%

                                                   ---------
                           Average of Box             68.1%
                                                   ---------

Estimated Range of Equity Values per Share


                            Terminal EBITDA Multiple
Discount      ------------------------------------------------
  Rate          2.00x    2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------
   15.0%       $  1.24 $  1.32 $  1.41 $  1.45 $  1.53 $  1.61
   17.5%       $  1.22 $  1.30 $  1.37 $  1.41 $  1.49 $  1.57
   20.0%       $  1.19 $  1.27 $  1.34 $  1.38 $  1.45 $  1.53
   22.5%       $  1.17 $  1.24 $  1.31 $  1.35 $  1.42 $  1.49
   25.0%       $  1.15 $  1.22 $  1.29 $  1.32 $  1.39 $  1.45
   27.5%       $  1.13 $  1.20 $  1.26 $  1.29 $  1.36 $  1.42

                                                -----------
                            Average of Box       $    1.35
                                                -----------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2
($ in thousands)

Free Cash Flows

                                        Actual                    Projected
                               ------------------------ --------------------------------
                               FY ended February 28/29,     FY ending February 28/29,
                               ------------------------ --------------------------------
                                    2000       2001        2002       2003        2004
                               ------------------------ --------------------------------
Revenue                         $   20,254 $   19,048   $  17,995 $   18,363 $    18,739
   Cost of Sales                    11,574     11,605      10,921     11,139      11,362
                               ---------------------------------------------------------
   Gross Margin                      8,680      7,443       7,074      7,224       7,376
   Operating Expenses                6,619      6,455       6,369      5,934       6,009
                               ---------------------------------------------------------
EBITDA                               2,061        988         705      1,289       1,367
   less: Deprec. & Amort.              189        232         221        140         110
                               ---------------------------------------------------------
EBIT                                 1,872        756         484      1,149       1,257
   Income Taxes                        837        442         191        454         497
                               ---------------------------------------------------------
After-tax Income before
Interest                             1,035        314         293        695         761
   Add: Deprec. & Amort.               189        232         221        140         110
   Add: (Used) Sourced by Net
   Wkg Cap                           1,695     (1,461)        127        (79)        (57)
   Less: Capital Expenditures          262        150         150        250         150
                               ---------------------------------------------------------
Free Cash Flows                 $    2,657 $   (1,065)  $     491 $      506 $       664
                               =========================================================

Estimated Range of Enterprise Values

                           Terminal Perpetual Growth Rates
Discount      ---------------------------------------------------------
  Rate          4.00%    4.25%     4.50%     4.75%    5.00%     5.25%
-----------------------------------------------------------------------
  15.0%       $ 10,452 $ 10,687  $ 10,933  $ 11,190 $ 11,461  $ 11,745
  17.5%       $  8,333 $  8,483  $  8,639  $  8,801 $  8,969  $  9,145
                                -------------------
  20.0%       $  6,889 $  6,992  $  7,099  $  7,209 $  7,322  $  7,440
  22.5%       $  5,845 $  5,920  $  5,996  $  6,075 $  6,157  $  6,240
                                -------------------
  25.0%       $  5,058 $  5,114  $  5,172  $  5,230 $  5,291  $  5,353
  27.5%       $  4,445 $  4,488  $  4,533  $  4,578 $  4,624  $  4,672

                                           ---------
                          Average of Box   $  6,595
                                           ---------

Estimated Range of Equity Values

                           Terminal Perpetual Growth Rates
Discount      ---------------------------------------------------------
  Rate          4.00%    4.25%     4.50%     4.75%    5.00%     5.25%
-----------------------------------------------------------------------
  15.0%       $ 14,445 $ 14,680  $ 14,926  $ 15,183 $ 15,454  $ 15,738
  17.5%       $ 12,326 $ 12,476  $ 12,632  $ 12,794 $ 12,962  $ 13,138
                                -------------------
  20.0%       $ 10,882 $ 10,985  $ 11,092  $ 11,202 $ 11,315  $ 11,433
  22.5%       $  9,838 $  9,913  $  9,989  $ 10,068 $ 10,150  $ 10,233
                                -------------------
  25.0%       $  9,051 $  9,107  $  9,165  $  9,223 $  9,284  $  9,346
  27.5%       $  8,438 $  8,481  $  8,526  $  8,571 $  8,617  $  8,665

                                           ---------
                          Average of Box   $ 10,588
                                           ---------
                                               ---------------------------------
                                               Terminal Value - Perpetual Growth
                                               ---------------------------------
Terminal Values
                                   Terminal Perpetual Growth Rates
                        ------------------------------------------------------
                          4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
                        ------------------------------------------------------
EBITDA                  $  1,422 $  1,426 $  1,429 $  1,432 $  1,436 $  1,439
less: Deprec. & Amort.         -        -        -        -        -        -
                        -------------------------- ---------------------------
EBIT                       1,422    1,426    1,429    1,432    1,436    1,439
Income Taxes                   -        -        -        -        -        -
                        -------------------------- ---------------------------
After-tax Income before    1,422    1,426    1,429    1,432    1,436    1,439
In
Add: Deprec. & Amort.          -        -        -        -        -        -
Add: (Used) from by Net        -        -        -        -        -        -
Less: Capital                  -        -        -        -        -        -
Expenditure
                        ------------------------------------------------------
Free Cash Flows         $  1,422 $  1,426 $  1,429 $  1,432 $  1,436 $  1,439
                        ======================================================


Disc Rate                      Perpetual Growth Terminal Values
-----------------------------------------------------------------------------
   15.0%       $  12,929 $   13,261 $  13,610 $  13,975 $  14,359 $   14,762
   17.5%       $  10,535 $   10,759 $  10,992 $  11,235 $  11,487 $   11,749
   20.0%       $   8,889 $    9,051 $   9,220 $   9,393 $   9,572 $    9,758
   22.5%       $   7,687 $    7,812 $   7,939 $   8,070 $   8,205 $    8,344
   25.0%       $   6,772 $    6,870 $   6,971 $   7,074 $   7,179 $    7,287
   27.5%       $   6,052 $    6,132 $   6,213 $   6,296 $   6,382 $    6,469

Discounted Terminal Values as Percentage of
Enterprise Values

                           Terminal Perpetual Growth Rates
Discount ----------------------------------------------------------------
  Rate          4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
-------------------------------------------------------------------------
   15.0%        87.2%     87.5%     87.8%     88.1%     88.3%     88.6%
   17.5%        84.5%     84.7%     85.0%     85.3%     85.6%     85.9%
                                 --------------------
   20.0%        81.8%     82.1%     82.3%     82.6%     82.9%     83.1%
   22.5%        79.2%     79.5%     79.7%     80.0%     80.2%     80.5%
                                 --------------------
   25.0%        76.6%     76.9%     77.2%     77.4%     77.7%     77.9%
   27.5%        74.2%     74.4%     74.7%     74.9%     75.2%     75.4%

                                           ---------
                          Average of Box       81.2%
                                           ---------

Estimated Range of Equity Values per Share

                          Terminal Perpetual Growth Rates
Discount -------------------------------------------------------
  Rate           4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
----------------------------------------------------------------
   15.0%       $  2.47 $  2.51 $  2.55 $  2.60 $  2.64 $  2.69
   17.5%       $  2.11 $  2.14 $  2.16 $  2.19 $  2.22 $  2.25
                               ---------------
   20.0%       $  1.86 $  1.88 $  1.90 $  1.92 $  1.94 $  1.96
   22.5%       $  1.68 $  1.70 $  1.71 $  1.72 $  1.74 $  1.75
                               ---------------
   25.0%       $  1.55 $  1.56 $  1.57 $  1.58 $  1.59 $  1.60
   27.5%       $  1.44 $  1.45 $  1.46 $  1.47 $  1.47 $  1.48

                                           ---------
                          Average of Box   $   1.81
                                           ---------

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Detailed Profit and Loss - Revised Case 2

($ in thousands)

                                          Actual                         Projected
                                  -----------------------   ------------------------------------
                                  FY ended February 28/29,  FY ending February 28/29,
                                  -----------------------   -------------------------   Terminal
                                     2000     2001          2002      2003      2004     Period
                                  -----------------------   ------------------------------------
Revenues

   Royalty Income                  $ 5,394    $ 5,267       $ 5,157  $ 5,260  $ 5,365
   Pelican Paper Sales              13,881     13,424        12,529   12,780   13,035
   Franchise Sales                      27         46            40       41       42
   AMOS & Orderprinting.com & Other    952        311           269      282      297
                                   ------------------       -------------------------
   Total                           $20,254    $19,048       $17,995  $18,363  $18,739

Cost of Goods Sold

   Cost of Sales Paper              11,574     11,605        10,921   11,139   11,362
                                   ------------------      --------------------------
Gross Margin                       $ 8,680    $ 7,443       $ 7,074  $ 7,224  $ 7,376

Less Operating Expenses

   Salaries and Employee                        2,787         3,027    2,740    2,822
   Benefits
   General and Administrative                     574           570      599      616
   Expenses
   IT Programming Costs                           669           457      550      550
   Occupancy Costs                                204           182      187      193
   Travel and Entertainment                       375           370      389      396
   Professional Fees                              236           579      200      206
   Bad Debt Expense                             1,452           900      900      900
   Management Incentive                           125           200      250      250
   Net Loss Company Plants                         31            84      120       75
                                   ------------------       -------------------------
   Total                              6619       6453          6369     5934     6009

 EBITDA                             $2,061    $   990       $   705  $ 1,289  $ 1,367

                                          Actual                         Projected
                                  ------------------------  ------------------------------------
                                  FY ended February 28/29,  FY ending February 28/29,
                                  ------------------------  -------------------------   Terminal
                                  1999     2000     2001    2002      2003      2004     Period
                                  ------------------------  ------------------------------------
Growth Assumptions
Royalty Income                                      -2.4%   -2.1%      2.0%      2.0%
Pelican Paper Sales                                 -3.3%   -6.7%      2.0%      2.0%
Franchise Sales                                     70.4%  -13.0%      2.0%      2.0%
AMOS & Orderprinting.com & Other                   -67.3%  -13.5%      5.0%      5.0%
                                  ---------------------------------------------------
Total                                               -6.0%   -5.5%      2.0%      2.0%

Cost of Paper Sales Margin                 16.6%    13.6%   12.8%     12.8%     12.8%

Gross Margin                               42.9%    39.1%   39.3%     39.3%     39.4%

Salaries and Employee                                        8.6%     -9.5%      3.0%
Benefits
General and Administrative Expenses                         -0.7%      5.0%      3.0%
IT Programming Costs                                       -31.7%     20.4%      0.0%
Occupancy Costs                                            -10.8%      3.0%      3.0%
Travel and Entertainment                                    -1.3%      5.0%      2.0%
Professional Fees                                          145.3%    -65.5%      3.0%
Bad Debt Expense                                           -38.0%      0.0%      0.0%
Management Incentive                                        60.0%     25.0%      0.0%
Net Loss Company Plants                                    171.0%     42.9%    -37.5%
                                  ---------------------------------------------------
                                                    -2.5%   -1.3%     -6.8%      1.3%

EBITDA %                                   10.2%     5.2%    3.9%      7.0%      7.3%

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

 Adjusted Net Book Value Analysis  as of August 31, 2001
($ in thousands)

                                                            Going Concern Premise
                                                            ---------------------

                                             Unadjusted
                                             Book Value     Adjustments   Notes   Adjusted
                                             ----------     -----------   -----   --------

Current Assets:
   Cash & Equivalents                        $    2,823     $      -             $ 2,823
   Cash National Account                     $      347     $   (149)       a    $   198
   Accounts Receivable, net                       2,043       (1,022)       b      1,022
   Notes Receivable, net                              -            -        c          -
   Inventory                                      2,375       (1,544)       d        831
   Assets Held For Sale                             150         (150)       e          -
   Prepaid Expenses                                 111         (111)       f          -
                                             ----------      ---------           -------
Total Current Assets                              7,849       (2,975)              4,874

Term Assets:
   Net Property, Plant & Equipment                  423         (275)       g        148
   Net Long Term Notes and Receivables            6,511       (3,256)       h      3,256
   Intangible Assets                                219         (219)       I          -
   Security Deposits                                 24            -        j         24
   Deferred Tax Assets                            1,155       (1,155)       k          -
                                             ----------      ---------           -------
Total Term Assets                                 1,398       (1,374)                 24
                                             ----------      ---------           -------

Total Assets                                 $   16,181     $  (7,880)           $ 8,301
                                             ==========     ==========           =======


                                                            Going Concern Premise
                                                            ---------------------

                                             Unadjusted
                                             Book Value     Adjustments    Notes  Adjusted
                                             ----------     -----------    -----  --------


Current Liabilities:
  Notes Payable, Current                             86              -                  86
  Accounts Payable                                  286           (149)     l          137
  Accured Expenses                                  580              -                 580
  Deferred Revenue, Current                           -              -                   -
                                             ----------     -----------           --------
Total Current Liabilities                           952           (149)                803

Long Term Liabilities
  Notes Payable                                     194              -                 194
  Deferred Revenue                                  487           (487)     m            -
                                             ----------     -----------           --------
  Total Long Term Liabilities                       681              -                 194

Contingent Liabilities
  Other                                               -            700      n          700
                                             ----------     -----------           --------
Total Contingent Liabilities                          -            700                 700
                                             ----------     -----------           --------

Total Liabilities                                 1,633              -               1,697
                                             ----------     -----------           --------

Net Book Value                               $   14,548     $   (7,880)           $  6,604
                                             ==========     ===========           ========

Fair Market Value                                                                    6,604
 Add Cash From Exercise of In The Money Options                                         16
                                                                                  --------
                                                                                     6,620
 Less Liquidation Costs                                                               (200)
                                                                                  --------
                                                                                     6,420
Number Outstanding Shares, Fully Diluted                         5,843
                                                                                  --------
Fair Market Value, Per Share                                                      $   1.10
                                                                                  ========

------------------------------------------------------------
Explanation of Notes:
a Assumed cash from exercise of options
b Write off PharmaSee Network assets
c Assumed Fair Market Value of Video Tape Library (1)
d Assumed Fair Market Value of Software Technology (1)
------------------------------------------------------------
(1) As provided by Company Management.
Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Analysis, as of August 31, 2001

 ($ in thousands)


                                                 Payment    Adjusted Value
    Plant Location                     Notes   Probability      of Notes
    ----------------------------------------------------------------------

        1 Fort Lauderdale                  *         *                 *
        2 Port St. Lucie                   *         *                 *
        9 Tampa                            *         *                 *
       10 Jacksonville                     *         *                 *
     2010 Holbrook                         *         *                 *
     2033 Greensboro                       *         *                 *
     2038 Pittsburgh                       *         *                 *
     2043 Waterbury                        *         *                 *
     2044 Philadelphia                     *         *                 *
     2046 Upper Saddle River               *         *                 *
     2049 Louisville                       *         *                 *
     2053 Marietta                         *         *                 *
     2054 New York                         *         *                 *
     3013 Costa Mesa                       *         *                 *
     3028 Anaheim                          *         *                 *
     3040 San Marcos                       *         *                 *
     3045 Hawaii                           *         *                 *
     3048 Spokane                          *         *                 *
     3051 Gardena                          *         *                 *
     4001 Columbus                         *         *                 *
     4014 Indiana                          *         *                 *
     4022 Toledo                           *         *                 *
     4027 Waukegan                         *         *                 *
     4028 Detroit                          *         *                 *
     4033 Brookfield                       *         *                 *
     4034 Kansas City                      *         *                 *
     4035 Akron                            *         *                 *
     4036 Cleveland                        *         *                 *
     6012 Dallas                           *         *                 *
     7001 Mississauga                      *         *                 *
     7010 Vancouver                        *         *                 *
                                      ------      -----          -------
          Totals                      $7,230         0%          $ 4,566
                                      ======      =====          =======

    Cash Value of Notes with Factoring              70%          $ 3,196
                                                                 =======

    ----------------------------------------------------------------------------
    (1)As provided by Company Management.
    Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Analysis, as of August 31, 2001

 ($ in thousands)

                                    Hank             Payment     Adjusted Value
    Plant Location                 Rating     Notes  Probability     of Notes
    ---------------------------------------------------------------------------


        1 Fort Lauderdale               *        *        *                *
        2 Port St. Lucie                *        *        *                *
        9 Tampa                         *        *        *                *
       10 Jacksonville                  *        *        *                *
     2010 Holbrook                      *        *        *                *
     2033 Greensboro                    *        *        *                *
     2038 Pittsburgh                    *        *        *                *
     2043 Waterbury                     *        *        *                *
     2044 Philadelphia                  *        *        *                *
     2046 Upper Saddle River            *        *        *                *
     2049 Louisville                    *        *        *                *
     2053 Marietta                      *        *        *                *
     2054 New York                      *        *        *                *
     3013 Costa Mesa                    *        *        *                *
     3028 Anaheim                       *        *        *                *
     3040 San Marcos                    *        *        *                *
     3045 Hawaii                        *        *        *                *
     3048 Spokane                       *        *        *                *
     3051 Gardena                       *        *        *                *
     4001 Columbus                      *        *        *                *
     4014 Indiana                       *        *        *                *
     4022 Toledo                        *        *        *                *
     4027 Waukegan                      *        *        *                *
     4028 Detroit                       *        *        *                *
     4033 Brookfield                    *        *        *                *
     4034 Kansas City                   *        *        *                *
     4035 Akron                         *        *        *                *
     4036 Cleveland                     *        *        *                *
     6012 Dallas                        *        *        *                *
     7001 Mississauga                   *        *        *                *
     7010 Vancouver                     *        *        *                *

                                            ------                    ------
          Totals                            $7,230        0%          $2,750
                                            ======                    ======

    Cash Value of Notes with Factoring                   70%          $1,925
                                                                      ======

Key
---

if Rating:  Payment Probability
----------  -------------------

    5-10            100%
     4               80%
     3               70%
     2               50%
     1               20%
     0                0%

(1) As provided by Company Management.
Sources of Information: Company Financial Statements and Company Management

 Comparative Summary Income Statements
($ in thousands except per share)

                                                                                               for 3 months ended          LTM
                                                      for years ended February 28/29,                May 31,              May 31,
                                      -------------------------------------------------------  --------------------    ------------
                                          1997       1998      1999        2000        2001       2000       2001         2001
                                      -------------------------------------------------------  --------------------    ------------

Royalties and Franchise Fees           $ 4,852    $ 4,921   $ 5,356     $ 5,394     $ 5,267    $ 1,471    $ 1,348      $ 5,144
Paper and Printing Sales                10,118     11,734    12,817      13,881      13,424      3,597      3,275       13,102
Sales of Franchises                         40         44        87          27          46         15         13           44
Other Fees                                   -          -         -           -         262         43        272          491
                                      -------------------------------------------------------   ------------------    ------------
                         Total Revenue  15,010     16,699    18,260      19,302      18,999      5,126      4,908       18,781
                                      -------------------------------------------------------  -------------------    ------------
Cost of Paper and Printing Sales         8,823      9,857    10,939      11,574      11,605      3,079      2,831       11,357
Selling, General & Administrative        5,820      4,171     4,290       6,619       6,455      1,266      1,806        6,995
Depreciation and Amortization              247        199       186         189         232         47         57          242
                                      -------------------------------------------------------  -------------------    ------------
              Total Operating Expenses  14,890     14,227    15,415      18,382      18,292      4,392      4,694       18,594
                                      -------------------------------------------------------  -------------------    ------------
               Operating Income (Loss)     120      2,472     2,845         920         707        734        214          187
Interest Income (Expense)                  206        321       340         336         381         78         87          390
Other Income (Expense)                       -          2         6         952          49          1          9           57
                                      -------------------------------------------------------  -------------------    ------------
                 Pre-tax Income (Loss)     326      2,795     3,191       2,208       1,137        813        310          634
Income Tax (Benefit)                        54        986       690         837         442        317         43          168
                                      -------------------------------------------------------  -------------------    ------------
     Income (Loss) from Continuing
 Operations                                272      1,809     2,501       1,371         695        496        267          466
Discontinued Operations, net of Taxes     (657)      (244)     (327)       (357)        (31)         -          -          (31)
                                      -------------------------------------------------------  -------------------    ------------
                     Net Income (Loss) $  (385)   $ 1,565   $ 2,174     $ 1,014     $   664    $   496    $   267      $   435
                                      =======================================================  ===================    ============
Property & Equipement Depreciation
 & Amortization                        $   221    $   173   $   160     $   163     $   206    $    40    $    50      $   216
                                      =======================================================  ===================    ============
Total Depreciation & Amortization      $   247    $   199   $   186     $   189     $   232    $    47    $    57      $   242
                                `     =======================================================  ===================    ============
Capital Expenditures, net of
Disposals (CAPEX, net)                 $   240    $    88   $    82     $   262     $   150    $    44    $     7      $   113
                                      =======================================================  ===================    ============
Basic Earnings Per Share:
   From Continuing Operations          $  0.05    $  0.35   $  0.47     $  0.26     $  0.13    $  0.09    $  0.05      $  0.09
                                      =======================================================  ===================    ============
   From Extraordinary Items            $ (0.13)   $ (0.05)  $ (0.06)    $ (0.07)    $ (0.01)   $     -    $     -      $ (0.01)
                                      =======================================================  ===================    ============
   Net Income (Loss)                   $ (0.08)   $  0.30   $  0.41     $  0.19     $  0.13    $  0.09    $  0.05      $  0.09
                                      ============================================= =========  ===================    ============
Weighted Average Shares Outstanding
(thousands)                              5,018      5,230     5,323       5,257       5,214      5,231      5,127
                                      =======================================================  ===================
Diluted Earnings Per Share:
   From Continuing Operations          $  0.05    $  0.33   $  0.45     $  0.25     $  0.13    $  0.09    $  0.05      $  0.09
                                      =======================================================  ===================    ============
   From Extraordinary Items            $ (0.13)   $ (0.04)  $ (0.06)    $ (0.07)    $ (0.01)   $     -    $     -      $ (0.01)
                                      =======================================================  ===================    ============
   Net Income (Loss)                   $ (0.08)   $  0.28   $  0.39     $  0.19     $  0.13    $  0.09    $  0.05      $  0.09
                                      =======================================================  ===================    ============
Weighted Average Shares Outstanding
 (thousands)                             5,018      5,540     5,596       5,388       5,235      5,277      5,127
                                      =======================================================  ===================

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Common Sized Summary Income Statements

                                                                                           for 3 months ended   LTM
                                                         for years ended February 28/29,        May 31,        May 31,
                                                      ------------------------------------- ----------------- ---------
                                                       1997   1998   1999    2000     2001     2000    2001     2001
                                                      ------------------------------------- ----------------- ---------
Royalties and Franchise Fees                          32.3%   29.5%   29.3%   27.9%   27.7%    28.7%   27.5%    27.4%
Paper and Printing Sales                              67.4%   70.3%   70.2%   71.9%   70.7%    70.2%   66.7%    69.8%
Sales of Franchises                                    0.3%    0.3%    0.5%    0.1%    0.2%     0.3%    0.3%     0.2%
Other Fees                                             0.0%    0.0%    0.0%    0.0%    1.4%     0.8%    5.5%     2.6%
                                                      ------------------------------------- ----------------- ---------
                                      Total Revenue  100.0%  100.0%  100.0%  100.0%  100.0%   100.0%  100.0%   100.0%
                                                      ------------------------------------- ----------------- ---------
Cost of Paper and Printing Sales                      58.8%   59.0%   59.9%   60.0%   61.1%    60.1%   57.7%    60.5%
Selling, General & Administrative                     38.8%   25.0%   23.5%   34.3%   34.0%    24.7%   36.8%    37.2%
Depreciation and Amortization                          1.6%    1.2%    1.0%    1.0%    1.2%     0.9%    1.2%     1.3%
                                                      ------------------------------------- ----------------- ---------
                           Total Operating Expenses   99.2%   85.2%   84.4%   95.2%   96.3%    85.7%   95.6%    99.0%
                                                      ------------------------------------- ----------------- ---------
                            Operating Income (Loss)    0.8%   14.8%   15.6%    4.8%    3.7%    14.3%    4.4%     1.0%
Interest Income (Expense)                              1.4%    1.9%    1.9%    1.7%    2.0%     1.5%    1.8%     2.1%
Other Income (Expense)                                 0.0%    0.0%    0.0%    4.9%    0.3%     0.0%    0.2%     0.3%
                                                      ------------------------------------- ----------------- ---------
                              Pre-tax Income (Loss)    2.2%   16.7%   17.5%   11.4%    6.0%    15.9%    6.3%     3.4%
Income Tax (Benefit)                                   0.4%    5.9%    3.8%    4.3%    2.3%     6.2%    0.9%     0.9%
                                                      ------------------------------------- ----------------- ---------
   Income (Loss) from Continuing Operations            1.8%   10.8%   13.7%    7.1%    3.7%     9.7%    5.4%     2.5%
Discontinued Operations, net of Taxes                 -4.4%   -1.5%   -1.8%   -1.8%   -0.2%     0.0%    0.0%    -0.2%
                                                      ------------------------------------- ----------------- ---------
                                  Net Income (Loss)   -2.6%    9.4%   11.9%    5.3%    3.5%     9.7%    5.4%     2.3%
                                                      ===================================== ================= =========
Property & Equipment Depreciation & Amortization       1.5%    1.0%    0.9%    0.8%    1.1%     0.8%    1.0%     1.2%
                                                      ===================================== ================= =========
Total Depreciation & Amortization                      1.6%    1.2%    1.0%    1.0%    1.2%     0.9%    1.2%     1.3%
                                                      ===================================== ================= =========
Capital Expenditures, net of Disposals (CAPEX, net)    1.6%    0.5%    0.4%    1.4%    0.8%     0.9%    0.1%     0.6%
                                                      ===================================== ================= =========








------------------------------------------------------------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management


Comparative Summary Balance Sheets
($ in thousands, except per share)
                                                       as of February 28/29,                       as of May 31,

                                               --------------------------------------------   --------------------

                                               1997     1998     1999       2000      2001        2000      2001
                                               --------------------------------------------   --------------------
Assets
Current Assets
     Cash & Equivalents                    $    314 $    989 $  1,143  $   1,906 $   1,799    $  1,388  $  2,093
     Accounts and Notes Receivable, net       1,641    2,418    3,252      3,293     3,568       3,227     2,671
     Inventory                                2,468    2,354    2,122      2,359     2,352       2,605     2,559
     Deferred Income Taxes                      312      919      476        482       321         482       321
     Prepaid & Other                            523      950    1,281        408       134         508       260
                                           ------------------------------------------------   -------------------
                   Total Current Assets       5,258    7,630    8,274      8,448     8,174       8,210     7,904

Property & Equipment                          1,437    1,331    1,442      1,633     1,707       1,626     1,715
Less Accumulated Depreciation                  (675)    (794)    (982)    (1,104)   (1,234)     (1,094)   (1,286)
                                           ------------------------------------------------   -------------------
              Property & Equipment, net         762      537      460        529       473         532       429
Accounts and Notes Receivable, net            3,209    5,376    6,052      7,275     6,362       7,232     6,421
Deferred Income Taxes                         1,569      214      246        722       925         722       834
Intangible Assets, net                          337      311      284        258       232         252       226
Other Assets                                     94       89       90         89        24          89        24
                                           ------------------------------------------------   -------------------
                                           $ 11,229 $ 14,157 $ 15,406  $  17,321 $  16,190    $ 17,037  $ 15,838
                                           ------------------------------------------------   -------------------
                                           ------------------------------------------------   -------------------
Liabilities & Stockholders' Equity
Current Liabilities
     Accounts Payable                      $  1,032 $  1,264 $    844  $   1,111 $     597    $    970  $    292
     Accrued Expenses                           291      777      753      1,349       403         768       389
     Interest Bearing Debt                       49      105      113        104        86         104        86
     Interest Bearing Debt, Affiliates            -        -        -        -         -           -           -
     Other                                      272      339      311        218       167         218       167
                                           ------------------------------------------------   -------------------
              Total Current Liabilities       1,644    2,485    2,021      2,782     1,253       2,060       934

Long Term Interest Bearing Debt                 215      539      433        330       236         301       214
Long Term Interest Bearing Debt,                  -        -        -          -         -           -         -
Affiliates
Other Long Term                                   -        -        -        453       417         424       359
                                           ------------------------------------------------   -------------------
                      Total Liabilities       1,859    3,024    2,454      3,565     1,906       2,785     1,507

Stockholders' Equity
     Preferred Stock                             60       60       60          -         -           -         -
     Common Stock                               216      223      230        233       233         233       233
     Paid in Capital                         12,056   12,254   12,506     12,597    12,597      12,597    12,605
     Accumulated Earnings (Deficit)          (2,403)    (845)   1,322      2,334     2,998       2,830     3,065
     Treasury Stock                            (559)    (559)  (1,166)    (1,408)   (1,544)     (1,408)   (1,572)
                                           ------------------------------------------------   -------------------
             Total Stockholders' Equity       9,370   11,133   12,952     13,756    14,284      14,252    14,331
                                           ------------------------------------------------   -------------------
                                           $ 11,229 $ 14,157 $ 15,406  $  17,321 $  16,190    $ 17,037  $ 15,838
                                           ------------------------------------------------   -------------------
                                           ------------------------------------------------   -------------------
Net Working Capital                        $  3,614 $  5,145 $  6,253  $   5,666 $   6,921    $  6,150  $  6,970
                                           ------------------------------------------------   -------------------
                                           ------------------------------------------------   -------------------
Book Value per Share                       $   1.73 $   2.00 $   2.25  $    2.36 $    2.45    $   2.45  $   2.46
                                           ------------------------------------------------   -------------------
                                           ------------------------------------------------   -------------------

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Common Sized Summary Balance Sheets

                                                            as of February 28/29,                  as of May 31,
                                            --------------------------------------------------  -------------------
Assets                                         1997       1998      1999      2000      2001      2000      2001
                                            --------------------------------------------------  -------------------

Current Assets
   Cash & Equivalents                           2.8%      7.0%      7.4%     11.0%     11.1%      8.1%     13.2%
   Accounts and Notes Receivable, net          14.6%     17.1%     21.1%     19.0%     22.0%     18.9%     16.9%
   Inventory                                   22.0%     16.6%     13.8%     13.6%     14.5%     15.3%     16.2%
   Deferred Income Taxes                        2.8%      6.5%      3.1%      2.8%      2.0%      2.8%      2.0%
   Prepaid & Other                              4.7%      6.7%      8.3%      2.4%      0.8%      3.0%      1.6%
                                            --------------------------------------------------  -------------------
                      Total Current Assets     46.8%     53.9%     53.7%     48.8%     50.5%     48.2%     49.9%
Property & Equipment                           12.8%      9.4%      9.4%      9.4%     10.5%      9.5%     10.8%
Less Accumulated Depreciation                  -6.0%     -5.6%     -6.4%     -6.4%     -7.6%     -6.4%     -8.1%
                                            --------------------------------------------------  -------------------
                 Property & Equipment, net      6.8%      3.8%      3.0%      3.1%      2.9%      3.1%      2.7%
Accounts and Notes Receivable, net             28.6%     38.0%     39.3%     42.0%     39.3%     42.4%     40.5%
Deferred Income Taxes                          14.0%      1.5%      1.6%      4.2%      5.7%      4.2%      5.3%
Intangible Assets, net                          3.0%      2.2%      1.8%      1.5%      1.4%      1.5%      1.4%
Other Assets                                    0.8%      0.6%      0.6%      0.5%      0.1%      0.5%      0.2%
                                            --------------------------------------------------  -------------------
                                              100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
                                            ==================================================  ===================
Liabilities & Stockholders' Equity

Current Liabilities

   Accounts Payable                            9.2%       8.9%      5.5%      6.4%      3.7%      5.7%      1.8%
   Accrued Expenses                            2.6%       5.5%      4.9%      7.8%      2.5%      4.5%      2.5%
   Interest Bearing Debt                       0.4%       0.7%      0.7%      0.6%      0.5%      0.6%      0.5%
   Interest Bearing Debt, Affiliates           0.0%       0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
   Other                                       2.4%       2.4%      2.0%      1.3%      1.0%      1.3%      1.1%
                                            --------------------------------------------------  -------------------
                 Total Current Liabilities    14.6%      17.6%     13.1%     16.1%      7.7%     12.1%      5.9%
Long Term Interest Bearing Debt                1.9%       3.8%      2.8%      1.9%      1.5%      1.8%      1.4%
Long Term Interest Bearing Debt, Affiliates    0.0%       0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
Other Long Term                                0.0%       0.0%      0.0%      2.6%      2.6%      2.5%      2.3%
                                            --------------------------------------------------  -------------------
                         Total Liabilities    16.6%      21.4%     15.9%     20.6%     11.8%     16.3%      9.5%
Stockholders' Equity
   Preferred Stock                             0.5%       0.4%      0.4%      0.0%      0.0%      0.0%      0.0%
   Common Stock                                1.9%       1.6%      1.5%      1.3%      1.4%      1.4%      1.5%
   Paid in Capital                           107.4%      86.6%     81.2%     72.7%     77.8%     73.9%     79.6%
   Accumulated Earnings (Deficit)            -21.4%      -6.0%      8.6%     13.5%     18.5%     16.6%     19.4%
   Treasury Stock                             -5.0%      -3.9%     -7.6%     -8.1%     -9.5%     -8.3%     -9.9%
                                            --------------------------------------------------  -------------------
                Total Stockholders' Equity    83.4%      78.6%     84.1%     79.4%     88.2%     83.7%     90.5%
                                            --------------------------------------------------  -------------------
                                             100.0%     100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
                                            ==================================================  ===================
Net Working Capital                           32.2%      36.3%     40.6%     32.7%     42.7%     36.1%     44.0%
                                            ==================================================  ===================


-------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Comparative Financial Analysis
 ($ in thousands, except per share)


                                                                                                         as of & for     as of & for
                                                                                                        3 months ended      LTM

                                                as of & for years ended February 28/29,                     May 31,        May 31,
                                                -----------------------------------------------       ------------------------------
                                                  1997     1998        1999    2000        2001        2000       2001        2001
                                                -----------------------------------------------       ------------------------------
  Financial Review

     Revenue                                   $15,010   $16,699     $18,260  $19,302     $18,999      $5,126    $4,908     $18,781
     Paper and Printing Sales Gross Margin     $ 1,295   $ 1,877     $ 1,878  $ 2,307     $ 1,819      $  518    $  444     $ 1,745
     Operating Income                          $   120   $ 2,472     $ 2,845  $   920     $   707      $ 734     $  214     $   187
     Pre-tax Income (Loss)                     $   326   $ 2,795     $ 3,191  $ 2,208     $ 1,137      $ 813     $  310     $   634
     Profit (Loss) from Continuing Operations  $   272   $ 1,809     $ 2,501  $ 1,371     $   695      $ 496     $  267     $   466
     Net Income (Loss)                         $  (385)  $ 1,565     $ 2,174  $ 1,014     $   664      $ 496     $  267     $   435
     Earnings before Interest & Taxes (EBIT)   $   120   $ 2,474     $ 2,851  $ 1,872     $   756      $ 735     $  223     $   244
     Earnings before Interest, Tax, Deprec &   $   367   $ 2,673     $ 3,037  $ 2,061     $   988      $ 782     $  280     $   486
     Amort (EBITDA)
     Basic Earnings Per Share                  $(0.08)   $    0.30   $  0.41  $   0.19    $  0.13      $0.09     $ 0.05     $  0.09
     Diluted Earnings Per Share                $(0.08)   $    0.28   $  0.39      0.19    $  0.13      $0.09     $ 0.05     $  0.09
     Total Assets                              $11,229   $  14,157   $15,406  $ 17,321    $ 16,190     $17,037   $15,838    $15,838
     Net Worth                                 $ 9,370   $  11,133   $12,952  $ 13,756    $ 14,284     $14,252   $14,331    $14,331
     Tangible Net Worth                        $ 9,033   $  10,822   $12,668  $ 13,498    $ 14,052     $14,000   $14,105    $14,105
     Total Interest Bearing Debt               $   264   $     644   $   546  $    434    $    322     $   405   $   300    $   300
     Net Interest Bearing Debt                 $   (50)  $   (345)   $ (597)  $(1,472)    $ (1,477)    $  (983)  $(1,793)   $(1,793)
     Total Capitalization                      $ 9,634   $  11,777   $13,498  $ 14,190    $ 14,606     $14,657   $14,631    $14,631
     Common Shares Outstanding (thousands)       5,410       5,573     5,753    5,822       5,822       5,822     5,828       5,828
     Book Value per Share                      $  1.73   $    2.00   $  2.25  $   2.36    $   2.45     $  2.45   $  2.46    $  2.46
     Tangible Book Value per Share             $  1.67   $    1.94   $  2.20  $   2.32    $   2.41     $  2.40   $  2.42    $  2.42

   Financial Strength

     Quick Ratio                                   1.7        2.1       3.0      2.2          4.6         2.7       5.7        5.7
     Current Ratio                                 3.2        3.1       4.1      3.0          6.5         4.0       8.5        8.5
     Total Liabilities to Net Worth               19.8%     27.2%     18.9%    25.9%         13.3%       19.5%     10.5%      10.5%
     Total Interest Bearing Debt to Net Worth      2.8%      5.8%      4.2%     3.2%          2.3%        2.8%      2.1%       2.1%
     Total Interest Bearing Debt to Total          2.7%      5.5%      4.0%     3.1%          2.2%        2.8%      2.1%       2.1%
     Capitalization
     Net Interest Bearing Debt to Total           -0.5%     -2.9%     -4.4%   -10.4%        -10.1%       -6.7%    -12.3%     -12.3%
     Capitalization
     Interest Expense to Interest Bearing Debt       na        na        na       na           na          na         na         na
     Total Interest Bearing Debt to EBITDA          0.7       0.2       0.2      0.2          0.3         0.5        1.1        0.6
     EBITDA to Interest Expense                      na        na        na       na           na          na         na         na
     EBITDA less CAPEX, net to Interest              na        na        na       na           na          na         na         na
     Expense

   Effectiveness and Efficiency

     Accounts Receivable Turnover                    na       8.2       6.4      5.9           5.5         1.6        1.6       6.4
     Inventory Turnover                              na       4.1       4.9      5.2           4.9         1.2        1.1       4.4
     Asset Turnover                                  na       1.3       1.2      1.2           1.1         0.3        0.3       1.1
     Days Sales Outstanding                          na      44.4      56.7     61.9          65.9        58.5       58.5      57.3
     Days Inventory Outstanding                      na      89.3      74.7     70.7          74.1        74.2       83.2      83.0
     Days Payable Outstanding                        na      27.4      23.4     17.1          12.1        22.0        8.8      12.5
     EBIT to Average Assets                          na      19.5%     19.3%    11.4%          4.5%        na         na       1.5%
     EBIT to Average Net Worth                       na      24.1%     23.7%    14.0%          5.4%        na         na       1.7%
     EBITDA to Average Assets                        na      21.1%     20.5%    12.6%          5.9%        na         na       3.0%
     EBITDA to Average Net Worth                     na      26.1%     25.2%    15.4%          7.0%        na         na       3.4%
     Net Income to Average Assets                    na      12.3%     14.7%     6.2%          4.0%        na         na       2.7%
     Net Income to Average Net Worth                 na      15.3%     18.1%     7.6%          4.7%        na         na       3.0%

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

   Comparative Financial Analysis Continued


($ in thousands, except per share)                                                           as of & for 3 months   as of & for LT
                                                                                             ended

                                                      as of & for years ended February 28/29,             May 31,          May 31,
                                                     ------------------------------------------  ---------------------  -----------
                                                      1997     1998     1999     2000     2001         2000      2001      2001
                                                     ------------------------------------------  ---------------------  -----------
   Profitability Ratios

     Paper and Printing Sales Gross Margin            12.8%    16.0%    14.7%    16.6%   13.6%         14.4%    13.6%     13.3%
     The following Ratios are as % of Revenue
        SG&A                                          38.8%    25.0%    23.5%    34.3%   34.0%         24.7%    36.8%     37.2%
        Operating Income                               0.8%    14.8%    15.6%     4.8%    3.7%         14.3%     4.4%      1.0%
        Pre-tax Income (Loss)                          2.2%    16.7%    17.5%    11.4%    6.0%         15.9%     6.3%      3.4%
        Profit (Loss) from Continuing                  1.8%    10.8%    13.7%     7.1%    3.7%          9.7%     5.4%      2.5%
        Operations
        Net Income (Loss)                             -2.6%     9.4%    11.9%     5.3%    3.5%          9.7%     5.4%      2.3%
        EBIT                                           0.8%    14.8%    15.6%     9.7%    4.0%         14.3%     4.5%      1.3%
        EBITDA                                         2.4%    16.0%    16.6%    10.7%    5.2%         15.3%     5.7%      2.6%

   Growth Rates

     Revenue                                             na    11.3%     9.3%     5.7%   -1.6%        -73.4%   -74.2%     -1.1%
     Operating Income                                    na  1960.0%    15.1%   -67.7%  -23.2%        -20.2%   -69.7%    -73.6%
     Pre-tax Income (Loss)                               na   757.4%    14.2%   -30.8%  -48.5%        -63.2%   -72.7%    -44.2%
     Profit (Loss) from Continuing Operations            na   565.1%    38.3%   -45.2%  -49.3%        -63.8%   -61.6%    -32.9%
     Net Income (Loss)                                   na       na    38.9%   -53.4%  -34.5%        -51.1%   -59.8%    -34.5%
     EBIT                                                na  1961.7%    15.2%   -34.3%  -59.6%        -60.7%   -70.5%    -67.7%
     EBITDA                                              na   628.3%    13.6%   -32.1%  -52.1%        -62.1%   -71.7%    -50.8%
     Basic Earnings Per Share                            na       na    36.7%   -53.7%  -31.6%        -52.6%   -61.5%    -30.8%
     Diluted Earnings Per Share                          na       na    39.3%   -51.3%  -31.6%        -52.6%   -61.5%    -30.8%
     Total Assets                                        na    26.1%     8.8%    12.4%   -6.5%         -1.6%    -2.2%     -2.2%
     Net Worth                                           na    18.8%    16.3%     6.2%    3.8%          3.6%     0.3%      0.3%
     Tangible Net Worth                                  na    19.8%    17.1%     6.6%    4.1%          3.7%     0.4%      0.4%
     CAPEX, net                                          na   -63.3%    -6.8%   219.5%  -42.7%        -83.2%   -95.3%    -24.7%

   Cumulative Average Growth Rate (CAGR)
   Statistics

     Revenue                                             na    11.3%    10.3%     8.7%    6.1%            na       na        na
     Operating Income                                    na  1960.0%   386.9%    97.2%   55.8%            na       na        na
     Pre-tax Income (Loss)                               na   757.4%   212.9%    89.2%   36.7%            na       na        na
     Profit (Loss) from Continuing Operations            na   565.1%   203.2%    71.5%   26.4%            na       na        na
     Net Income (Loss)                                   na       na       na       na      na            na       na        na
     EBIT                                                na  1961.7%   387.4%   149.9%   58.4%            na       na        na
     EBITDA                                              na   628.3%   187.7%    77.7%   28.1%            na       na        na
     Basic Earnings Per Share                            na       na       na       na      na            na       na        na
     Diluted Earnings Per Share                          na       na       na       na      na            na       na        na
     Total Assets                                        na    26.1%    17.1%    15.5%    9.6%            na       na        na
     Net Worth                                           na    18.8%    17.6%    13.7%   11.1%            na       na        na
     Tangible Net Worth                                  na    19.8%    18.4%    14.3%   11.7%            na       na        na
     CAPEX, net                                          na   -63.3%   -41.5%     3.0%  -11.1%            na       na        na

   Depreciation & Capital Spending

     Depreciation to CAPEX, net                       92.1%   196.6%   195.1%    62.2%  137.3%         90.9%   714.3%    191.2%
     CAPEX, net to Revenue                             1.6%     0.5%     0.4%     1.4%    0.8%          0.9%     0.1%      0.6%


--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

                   BCT Closing Price & Trading Volume History
                       October 3, 2000 - October 3, 2001

                                    [GRAPH]

Date                     Volume                         Price
10/3/2000               100,000                         $ 2.00

11/3/2000                90,000                         $ 1.80

12/3/2000                80,000                         $ 1.60

1/3/2001                 70,000                         $ 1.40

2/3/2001                 60,000                         $ 1.20

3/3/2001                 50,000                         $ 1.00

4/3/2001                 40,000                         $ 0.80

5/3/2001                 30,000                         $ 0.60

6/3/2001                 20,000                         $ 0.40

7/3/2001                 10,000                         $ 0.20

8/3/2001                      0                         $    -

9/3/2001

10/3/2001

                               Volume ---- Close

          Start                  End                      High            Average        Median             Low        Avg. Volume
---------------------  ----------------------   ----------------------   ----------   -----------  ------------------- -----------
3-Oct-00   $   1.5625   3-Oct-01   $   0.6300   10-Nov-00   $   1.7500   $   1.2026   $   1.2500   10-Sep-01  $ 0.5700      6,894

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

        Price

        $ 2.00

        $ 1.80

        $ 1.60

        $ 1.40

        $ 1.20

        $ 1.00

        $ 0.80

        $ 0.60

        $ 0.40

        $ 0.20

        $    -
3/2001
        Median Volume
        -------------
                2,100

        -------------

           BCT vs Comparable Company Index (1) and Russell 3000 Index
                        October 3, 2000 - October 3, 2001

                                     [GRAPH]

             ------- BCT           Comparables       -------     Russell 3000

             ------------------------------------------------------------------
                % Change                BCT        Comparables   Russell 3000
                First Half of Period  -36.0%          -1.9%         -23.6%
                Second Half of Period -40.7%          48.2%          -6.8%
                Full Period           -59.7%          45.6%         -25.6%
             ------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.

Sources of information: Commodity Systems, Inc.

          BCT Closing Price Ranges as Percentage of Total Trading Days
                       October 3, 2000-October 3, 2001

   30%

   25%

   20%

   15%                      [GRAPHIC APPEARS HERE]

   10%

    5%

    0%

        $0.00 - $0.75 $0.76-$0.88 $0.89-$1.00 $1.01-$1.13 $1.14-$1.25 $1.26-$1.38 $1.39-$1.50 $1.51-$1.63  $1.64+



   Price Range  $0.00-$0.75  $0.76-$0.88  $0.89-$1.00  $1.01-$1.13  $1.14-$1.25  $1.26-$1.38  $1.39-$1.50  $1.51-$1.63   $1.64+
  -----------------------------------------------------------------------------------------------------------------------------

   Days in Range    14           22           23           29           38           72           20           24          6
   Percentage      5.6%         8.9%         9.3%        11.7%        15.3%        29.0%         8.1%         9.7%        2.4%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.


        BCT Trading Volume per Price Range as Percentage of Total Volume
                        October 3, 2000-October 3, 2001


   35%

   30%

   25%

   20%

   15%                  [GRAPHIC APPEARS HERE]

   10%

    5%

    0%

        $0.00-$0.75 $0.76-$0.88 $0.89-$1.00 $1.01-$1.13 $1.14-$1.25 $1.26-$1.38 $1.39-$1.50 $1.51-$1.63 $1.64+


   Price Range   $0.00-$0.75  $0.76-$0.88  $0.89-$1.00  $1.01-$1.13  $1.14-$1.25  $1.26-$1.38   $1.39-$1.50   $1.51-1.63   $1.64+
   ------------------------------------------------------------------------------------------------------------------------------
   Volume         125,000       154,900       135,900      148,700     145,100      569,300       172,200     139,500    119,200
   Percentage         7.3%          9.1%          7.9%         8.7%        8.5%        33.3%         10.1%        8.2%       7.0%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

           BCT Trading Volume Ranges as a Percentage of Total Volume
                        October 3, 2000-October 3, 2001


25%



20%



15%                         [GRAPHIC APPEARS HERE]



10%



5%



0%


   No      [greater   [greater  [greater  [greater  [greater  [greater  [greater
   volume   than]      than]     than]     than]     than]     than]     than]
               0       1,001     2,501      5,001    10,000    25,000   50,001
            [less      [less     [less     [less     [less     [less
            than]      than]     than]     than]     than]     than]
           1,000       2,500     5,000     10,000    25,000    50,000


                           [greater  [greater  [greater  [greater  [greater  [greater
                            than]     than]     than]     than]     than]     than]
                                0     1,001     2,501      5,001    10,001    25,001
                            [less     [less     [less     [less     [less     [less    [greater]
                            than]     than]     than]     than]     than]     than]     than]
                No volume   1,000     2,500     5,000     10,000    25,000    50,000    50,001
                --------------------------------------------------------------------------------

Days in Range      50          44        35        29         37        36        14        3
Percentage       20.2%       17.7%     14.1%     11.7%      14.9%     14.5%      5.6%    1.2%

-------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.